UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income - Initial Class	1.53%	13.43%	6.67%
VIP Equity-Income - Service Class A	1.42%	13.31%	6.57%
VIP Equity-Income - Service Class 2 B	1.27%	13.15%	6.44%
VIP Equity-Income - Investor Class C	1.39%	13.36%	6.64%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months ending December 31, 2007, the fund beat the Russell 3000® Value Index, which declined 1.01%. (For specific portfolio performance results, please refer to the performance section of this report.) Underweighting financials relative to the Russell index had the greatest positive impact on the fund's results. Our emphasis on larger-cap securities generally helped us beat the benchmark, which holds more small- and mid-cap stocks. Additionally, the fund's focus on high-quality, diversified companies and, in particular, good stock picks in banks, capital goods and technology all contributed to relative performance. Conversely, an overweighting and security selection in consumer discretionary and consumer staples stocks detracted. The fund's top relative contributor was out-of-benchmark energy services firm Schlumberger, whose stock was buoyed by oil price increases and limited supply. Underweighting poor-performing financial giant Citigroup, a casualty of the subprime mortgage blowup, also gave the fund a boost. Detractors included newspaper company McClatchy, which encountered problems following its purchase of newspaper publisher Knight Ridder, including a slower-than-expected integration process. Paring back our position in Deere & Co., which benefited from strong pricing in agricultural products throughout the period, also detracted from performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 934.20	$ 2.68
Hypothetical A	$ 1,000.00	$ 1,022.43	$ 2.80
Service Class
Actual	$ 1,000.00	$ 933.60	$ 3.12
Hypothetical A	$ 1,000.00	$ 1,021.98	$ 3.26
Service Class 2
Actual	$ 1,000.00	$ 933.20	$ 3.90
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.08
Service Class 2R
Actual	$ 1,000.00	$ 932.80	$ 3.85
Hypothetical A	$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class
Actual	$ 1,000.00	$ 933.50	$ 3.22
Hypothetical A	$ 1,000.00	$ 1,021.88	$ 3.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.55%
Service Class	.64%
Service Class 2.80%
Service Class 2R	.79%
Investor Class	.66%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	6.2	5.5
AT&T, Inc.	3.7	4.3
Bank of America Corp.	2.8	3.0
American International Group, Inc.	2.3	2.5
JPMorgan Chase & Co.	2.1	2.2
Chevron Corp.	1.9	1.6
Pfizer, Inc.	1.8	1.8
General Electric Co.	1.7	1.4
Citigroup, Inc.	1.6	2.3
Verizon Communications, Inc.	1.6	1.3
	25.7
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	27.0
Energy	18.0	14.8
Consumer Discretionary	11.2	10.8
Industrials	10.1	10.5
Information Technology	10.0	9.9
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007* *
	Stocks 98.4%		Stocks 98.8%
	Bonds 0.9%		Bonds 0.9%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	9.7%	* * Foreign investments	9.3%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.6%
Auto Components - 0.4%
American Axle & Manufacturing Holdings, Inc.	679,453	$ 12,651,415
The Goodyear Tire & Rubber Co. (a)	854,000	24,099,880
TRW Automotive Holdings Corp. (a)	294,000	6,144,600
		42,895,895
Automobiles - 1.2%
Ford Motor Co. (a)(d)	3,269,330	22,002,591
General Motors Corp. (d)	478,100	11,899,909
Harley-Davidson, Inc.	380,700	17,782,497
Hyundai Motor Co.	144,130	11,024,152
Monaco Coach Corp.	485,150	4,308,132
Peugeot Citroen SA	218,200	16,511,170
Toyota Motor Corp. sponsored ADR	391,700	41,586,789
Winnebago Industries, Inc. (d)	349,700	7,350,694
		132,465,934
Diversified Consumer Services - 0.1%
H&R Block, Inc.	862,270	16,012,354
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	340,200	20,041,182
Wyndham Worldwide Corp.	418,802	9,866,975
		29,908,157
Household Durables - 1.3%
Beazer Homes USA, Inc. (d)	608,000	4,517,440
Black & Decker Corp.	343,700	23,938,705
Centex Corp.	686,000	17,328,360
KB Home	226,400	4,890,240
Lennar Corp. Class A (d)	674,700	12,070,383
The Stanley Works	438,330	21,250,238
Whirlpool Corp.	671,734	54,833,646
		138,829,012
Internet & Catalog Retail - 0.2%
Liberty Media Corp. - Interactive Series A (a)	1,355,269	25,858,533
Leisure Equipment & Products - 0.6%
Brunswick Corp.	1,296,457	22,104,592
Eastman Kodak Co.	1,557,600	34,064,712
Polaris Industries, Inc.	188,998	9,028,434
		65,197,738
Media - 3.5%
Belo Corp. Series A	336,294	5,864,967
Citadel Broadcasting Corp.	1,465,163	3,018,236
Clear Channel Communications, Inc.	1,959,458	67,640,490
Comcast Corp. Class A (a)	2,741,436	50,058,621
E.W. Scripps Co. Class A	361,679	16,279,172
Gannett Co., Inc.	533,900	20,822,100
News Corp. Class B	1,326,904	28,196,710
The McClatchy Co. Class A (d)	1,365,303	17,093,594
The New York Times Co. Class A (d)	1,103,808	19,349,754
The Walt Disney Co.	816,400	26,353,392

	Shares	Value
Time Warner Cable, Inc. (a)	666,200	$ 18,387,120
Time Warner, Inc.	5,912,050	97,607,946
Virgin Media, Inc. (d)	478,187	8,196,125
		378,868,227
Multiline Retail - 1.4%
Family Dollar Stores, Inc.	722,000	13,884,060
JCPenney Co., Inc.	259,600	11,419,804
Kohl's Corp. (a)	755,453	34,599,747
Macy's, Inc.	1,075,500	27,823,185
Nordstrom, Inc.	348,300	12,793,059
Sears Holdings Corp. (a)(d)	248,700	25,379,835
Target Corp.	446,300	22,315,000
Tuesday Morning Corp. (d)	555,523	2,816,502
		151,031,192
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	380,358	14,449,800
AnnTaylor Stores Corp. (a)	269,191	6,880,522
Chico's FAS, Inc. (a)	994,100	8,976,723
Foot Locker, Inc.	710,557	9,706,209
Home Depot, Inc.	2,214,300	59,653,242
OfficeMax, Inc.	513,300	10,604,778
RadioShack Corp. (d)	590,100	9,949,086
Staples, Inc.	920,245	21,230,052
Williams-Sonoma, Inc.	809,400	20,963,460
		162,413,872
Textiles, Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	788,315	16,042,210
TOTAL CONSUMER DISCRETIONARY		1,159,523,124
CONSUMER STAPLES - 5.1%
Beverages - 0.2%
Heineken NV (Bearer)	372,454	23,799,811
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	780,000	31,005,000
Rite Aid Corp. (a)(d)	2,693,868	7,515,892
Wal-Mart Stores, Inc.	2,731,500	129,828,195
Winn-Dixie Stores, Inc. (a)	237,142	4,000,586
		172,349,673
Food Products - 0.7%
Hershey Co.	854,300	33,659,420
Kraft Foods, Inc. Class A	563,454	18,385,504
Marine Harvest ASA (a)	18,535,000	11,903,054
Tyson Foods, Inc. Class A	1,138,400	17,451,672
		81,399,650
Household Products - 0.8%
Energizer Holdings, Inc. (a)	71,400	8,006,082
Kimberly-Clark Corp.	357,900	24,816,786
Procter & Gamble Co.	669,842	49,179,800
		82,002,668
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.9%
Avon Products, Inc.	2,145,170	$ 84,798,570
Estee Lauder Companies, Inc. Class A	285,700	12,459,377
		97,257,947
Tobacco - 0.9%
Altria Group, Inc.	1,373,105	103,779,276
TOTAL CONSUMER STAPLES		560,589,025
ENERGY - 18.0%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	822,905	66,737,596
Expro International Group PLC	140,800	2,889,802
Halliburton Co.	1,279,295	48,498,073
Nabors Industries Ltd. (a)	1,189,513	32,580,761
Noble Corp.	1,690,568	95,533,998
Pride International, Inc. (a)	401,100	13,597,290
Schlumberger Ltd. (NY Shares)	1,609,857	158,361,633
		418,199,153
Oil, Gas & Consumable Fuels - 14.2%
Apache Corp.	529,280	56,918,771
Boardwalk Pipeline Partners, LP	239,300	7,442,230
BP PLC sponsored ADR	324,500	23,743,665
Chevron Corp.	2,191,342	204,517,949
ConocoPhillips	1,750,800	154,595,640
CONSOL Energy, Inc.	239,700	17,143,344
Devon Energy Corp.	53,900	4,792,249
EOG Resources, Inc.	713,300	63,662,025
Exxon Mobil Corp.	7,278,493	681,922,005
Hess Corp.	729,600	73,587,456
Occidental Petroleum Corp.	1,023,800	78,822,362
Peabody Energy Corp.	271,361	16,726,692
Royal Dutch Shell PLC Class A sponsored ADR	76,900	6,474,980
Spectra Energy Corp.	409,800	10,581,036
Total SA sponsored ADR	973,633	80,422,086
Valero Energy Corp.	754,620	52,846,039
Williams Companies, Inc.	512,700	18,344,406
		1,552,542,935
TOTAL ENERGY		1,970,742,088
FINANCIALS - 24.3%
Capital Markets - 3.8%
Ares Capital Corp.	597,691	8,744,219
Bank of New York Mellon Corp.	3,270,095	159,449,832
Goldman Sachs Group, Inc.	129,800	27,913,490
KKR Private Equity Investors, LP	343,400	6,146,860
KKR Private Equity Investors, LP Restricted Depositary Units (e)	643,800	11,524,020

	Shares	Value
Legg Mason, Inc.	351,150	$ 25,686,623
Lehman Brothers Holdings, Inc.	262,375	17,169,820
Merrill Lynch & Co., Inc.	924,500	49,627,160
Morgan Stanley	1,429,800	75,936,678
State Street Corp.	436,753	35,464,344
		417,663,046
Commercial Banks - 4.8%
Associated Banc-Corp.	1,144,555	31,005,995
Barclays PLC Sponsored ADR (d)	628,100	25,356,397
HSBC Holdings PLC sponsored ADR	667,892	55,909,239
KeyCorp	633,500	14,855,575
Lloyds TSB Group PLC	2,413,800	22,636,452
Marshall & Ilsley Corp.	513,999	13,610,694
PNC Financial Services Group, Inc.	1,033,239	67,832,140
Royal Bank of Scotland Group PLC	1,653,864	14,589,750
Societe Generale Series A	82,900	11,968,973
Sterling Financial Corp., Washington	652,727	10,959,286
U.S. Bancorp, Delaware	1,346,038	42,723,246
Wachovia Corp.	2,516,257	95,693,254
Wells Fargo & Co.	3,895,300	117,599,107
		524,740,108
Consumer Finance - 0.5%
American Express Co.	512,096	26,639,234
Discover Financial Services	1,883,498	28,403,150
		55,042,384
Diversified Financial Services - 6.5%
Bank of America Corp.	7,316,177	301,865,463
Citigroup, Inc.	5,997,119	176,555,183
JPMorgan Chase & Co.	5,291,012	230,952,674
		709,373,320
Insurance - 6.2%
ACE Ltd.	1,465,996	90,569,233
Allstate Corp.	804,300	42,008,589
American International Group, Inc.	4,364,250	254,435,775
Hartford Financial Services Group, Inc.	761,200	66,369,028
MetLife, Inc. unit	740,100	22,639,659
Montpelier Re Holdings Ltd.	1,408,300	23,955,183
Paris RE Holdings Ltd.	201,019	4,136,477
PartnerRe Ltd.	434,624	35,869,519
The Travelers Companies, Inc.	1,979,196	106,480,745
Willis Group Holdings Ltd.	536,200	20,359,514
XL Capital Ltd. Class A	200,471	10,085,696
		676,909,418
Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	1,219,300	22,166,874
Developers Diversified Realty Corp.	342,300	13,106,667
HCP, Inc.	726,700	25,274,626
Senior Housing Properties Trust (SBI)	502,056	11,386,630
		71,934,797
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	1,477,241	31,834,544
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.6%
Countrywide Financial Corp. (d)	724,710	$ 6,478,907
Fannie Mae	2,438,310	97,483,634
Freddie Mac	1,106,400	37,695,048
MGIC Investment Corp. (d)	564,352	12,658,415
New York Community Bancorp, Inc.	1,029,020	18,090,172
People's United Financial, Inc.	243,300	4,330,740
		176,736,916
TOTAL FINANCIALS		2,664,234,533
HEALTH CARE - 7.2%
Biotechnology - 0.4%
Amgen, Inc. (a)	761,522	35,365,082
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.	457,037	26,530,998
Covidien Ltd.	1,013,036	44,867,364
Medtronic, Inc.	338,600	17,021,422
		88,419,784
Health Care Providers & Services - 0.2%
UnitedHealth Group, Inc.	408,247	23,759,975
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	1,659,800	44,017,896
Johnson & Johnson	1,682,500	112,222,750
Merck & Co., Inc.	1,834,400	106,596,984
Pfizer, Inc.	8,522,200	193,709,606
Schering-Plough Corp.	3,341,136	89,007,863
Wyeth	2,025,500	89,506,845
		635,061,944
TOTAL HEALTH CARE		782,606,785
INDUSTRIALS - 10.0%
Aerospace & Defense - 2.8%
General Dynamics Corp.	277,000	24,650,230
Honeywell International, Inc.	2,037,425	125,444,257
Lockheed Martin Corp.	477,600	50,272,176
Northrop Grumman Corp.	194,300	15,279,752
The Boeing Co.	141,600	12,384,336
United Technologies Corp.	1,027,940	78,678,528
		306,709,279
Airlines - 0.1%
AMR Corp. (a)	588,000	8,249,640
Delta Air Lines, Inc. (a)	361,200	5,378,268
US Airways Group, Inc. (a)	113,600	1,671,056
		15,298,964
Building Products - 0.3%
Masco Corp.	1,256,600	27,155,126

	Shares	Value
Commercial Services & Supplies - 0.4%
Cintas Corp.	305,400	$ 10,267,548
Equifax, Inc.	290,834	10,574,724
Waste Management, Inc.	609,100	19,899,297
		40,741,569
Electrical Equipment - 0.2%
Emerson Electric Co.	435,330	24,665,798
Industrial Conglomerates - 2.9%
3M Co.	904,800	76,292,736
General Electric Co.	5,068,290	187,881,510
Textron, Inc.	186,000	13,261,800
Tyco International Ltd.	1,013,036	40,166,877
		317,602,923
Machinery - 2.3%
Briggs & Stratton Corp. (d)	1,081,488	24,506,518
Caterpillar, Inc.	298,800	21,680,928
Deere & Co.	86,400	8,045,568
Dover Corp.	933,266	43,014,230
Eaton Corp.	225,100	21,823,445
Illinois Tool Works, Inc.	312,500	16,731,250
Ingersoll-Rand Co. Ltd. Class A	751,688	34,930,941
Navistar International Corp. (a)	102,945	5,579,619
SPX Corp.	682,910	70,237,294
		246,549,793
Marine - 0.0%
Alexander & Baldwin, Inc.	95,300	4,923,198
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	668,800	55,664,224
Ryder System, Inc.	469,600	22,075,896
Union Pacific Corp.	245,500	30,839,710
		108,579,830
TOTAL INDUSTRIALS		1,092,226,480
INFORMATION TECHNOLOGY - 9.9%
Communications Equipment - 1.4%
Alcatel-Lucent SA sponsored ADR	2,535,622	18,560,753
Cisco Systems, Inc. (a)	1,975,300	53,471,371
Harris Corp.	542,600	34,010,168
Motorola, Inc.	2,733,712	43,848,740
		149,891,032
Computers & Peripherals - 2.8%
EMC Corp. (a)	2,234,500	41,405,285
Hewlett-Packard Co.	2,492,611	125,827,003
Imation Corp.	146,177	3,069,717
International Business Machines Corp.	1,156,100	124,974,410
Sun Microsystems, Inc. (a)	838,168	15,195,986
		310,472,401
Electronic Equipment & Instruments - 1.1%
Agilent Technologies, Inc. (a)	767,900	28,212,646
Arrow Electronics, Inc. (a)	695,400	27,315,312
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Avnet, Inc. (a)	697,730	$ 24,399,618
Tyco Electronics Ltd.	1,013,036	37,614,027
		117,541,603
Internet Software & Services - 0.2%
Google, Inc. Class A (sub. vtg.) (a)	32,780	22,666,714
IT Services - 0.6%
Electronic Data Systems Corp.	779,100	16,150,743
Metavante Holding Co. (a)	171,333	3,995,486
MoneyGram International, Inc. (d)	895,100	13,757,687
The Western Union Co.	1,125,200	27,319,856
Unisys Corp. (a)	1,996,400	9,442,972
		70,666,744
Office Electronics - 0.3%
Xerox Corp.	1,952,835	31,616,399
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	1,118,400	35,453,280
Applied Materials, Inc.	2,338,400	41,529,984
Atmel Corp. (a)	940,400	4,062,528
Intel Corp.	4,497,700	119,908,682
LSI Corp. (a)	717,400	3,809,394
Micron Technology, Inc. (a)	1,011,000	7,329,750
National Semiconductor Corp.	2,040,447	46,195,720
Novellus Systems, Inc. (a)	381,666	10,522,532
Teradyne, Inc. (a)	2,076,900	21,475,146
Varian Semiconductor Equipment Associates, Inc. (a)	283,200	10,478,400
		300,765,416
Software - 0.8%
Microsoft Corp.	1,741,200	61,986,720
Symantec Corp. (a)	1,337,133	21,581,327
		83,568,047
TOTAL INFORMATION TECHNOLOGY		1,087,188,356
MATERIALS - 2.6%
Chemicals - 1.4%
Arkema sponsored ADR (a)	213,454	14,087,964
Celanese Corp. Class A	620,800	26,272,256
Chemtura Corp.	2,658,064	20,732,899
Dow Chemical Co.	640,400	25,244,568
E.I. du Pont de Nemours & Co.	382,500	16,864,425
Georgia Gulf Corp. (d)	789,000	5,223,180
H.B. Fuller Co.	389,950	8,754,378
Hercules, Inc.	246,728	4,774,187
Linde AG	171,100	22,585,667
PolyOne Corp. (a)	1,185,313	7,799,360
		152,338,884

	Shares	Value
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	2,533,472	$ 26,753,464
Metals & Mining - 0.7%
Alcoa, Inc.	1,731,871	63,299,885
Century Aluminum Co. (a)	164,000	8,846,160
		72,146,045
Paper & Forest Products - 0.3%
Glatfelter	364,458	5,579,852
Weyerhaeuser Co.	291,700	21,509,958
		27,089,810
TOTAL MATERIALS		278,328,203
TELECOMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 5.9%
AT&T, Inc.	9,929,469	412,668,732
Qwest Communications International, Inc.	6,079,700	42,618,697
Telkom SA Ltd. sponsored ADR (d)	270,723	21,779,665
Verizon Communications, Inc.	3,969,402	173,423,173
		650,490,267
Wireless Telecommunication Services - 0.8%
Sprint Nextel Corp.	3,398,000	44,615,740
Vodafone Group PLC sponsored ADR	1,135,287	42,368,911
		86,984,651
TOTAL TELECOMMUNICATION SERVICES		737,474,918
UTILITIES - 3.1%
Electric Utilities - 1.6%
Allegheny Energy, Inc.	499,300	31,760,473
Entergy Corp.	588,500	70,337,520
Exelon Corp.	623,000	50,861,720
PPL Corp.	458,600	23,888,474
		176,848,187
Independent Power Producers & Energy Traders - 0.4%
AES Corp. (a)	1,928,158	41,243,300
Multi-Utilities - 1.1%
Public Service Enterprise Group, Inc.	854,700	83,965,728
Wisconsin Energy Corp.	861,000	41,939,310
		125,905,038
TOTAL UTILITIES		343,996,525
TOTAL COMMON STOCKS (Cost $7,967,278,734)		10,676,910,037
Convertible Preferred Stocks - 0.9%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp.:
Series B, 5.25%	412,200	$ 7,951,338
Series C, 6.25%	286,800	5,624,148
		13,575,486
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	404,400	5,813,250
TOTAL CONSUMER DISCRETIONARY		19,388,736
FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
CIT Group, Inc. 7.75%	406,600	7,607,486
Thrifts & Mortgage Finance - 0.1%
Washington Mutual, Inc. Series R, 7.75%	11,800	10,149,475
TOTAL FINANCIALS		17,756,961
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Schering-Plough Corp. 6.00%	95,600	23,058,720
MATERIALS - 0.3%
Chemicals - 0.0%
Celanese Corp. 4.25%	67,100	3,642,859
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	239,000	35,975,953
TOTAL MATERIALS		39,618,812
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	8,500	354,450
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $100,492,375)		100,177,679
Corporate Bonds - 0.9%
	Principal Amount
Convertible Bonds - 0.8%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 10,280,000	10,215,236
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	3,650,000	2,486,563
Media - 0.3%
Liberty Media Corp.:
3.5% 1/15/31	260,000	237,552
4% 11/15/29 (e)	3,260,000	2,099,440

	Principal Amount	Value
3.5% 1/15/31 (e)	$ 9,513,733	$ 8,692,337
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	22,670,000	13,460,313
0% 2/28/21	1,250,000	742,188
		25,231,830
TOTAL CONSUMER DISCRETIONARY		37,933,629
INDUSTRIALS - 0.1%
Airlines - 0.1%
UAL Corp.:
4.5% 6/30/21 (e)	8,490,000	10,438,455
4.5% 6/30/21	280,000	344,260
		10,782,715
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	14,340,000	10,199,325
6% 5/1/15	4,780,000	3,399,775
		13,599,100
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc.:
3.5% 6/15/12	6,320,000	5,480,767
5.25% 12/15/11 (e)	11,850,000	11,298,027
5.25% 12/15/11	4,290,000	4,090,172
		20,868,966
TOTAL CONVERTIBLE BONDS		83,184,410
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	13,670,030
TOTAL CORPORATE BONDS (Cost $106,822,134)		96,854,440
Money Market Funds - 1.8%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	57,808,602	$ 57,808,602
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	139,055,076	139,055,076
TOTAL MONEY MARKET FUNDS (Cost $196,863,678)		196,863,678
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $8,371,456,921)		11,070,805,834
NET OTHER ASSETS - (1.1)%		(121,876,285)
NET ASSETS - 100%		$ 10,948,929,549
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,711,917 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,206,862
Fidelity Securities Lending Cash Central Fund	2,252,119
Total	$ 3,458,981

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $135,239,819) - See accompanying schedule: Unaffiliated issuers (cost $8,174,593,243)	$ 10,873,942,156
Fidelity Central Funds (cost $196,863,678)	196,863,678
Total Investments (cost $8,371,456,921)		$ 11,070,805,834
Receivable for investments sold		15,331,253
Receivable for fund shares sold		12,625,805
Dividends receivable		12,986,438
Interest receivable		699,484
Distributions receivable from Fidelity Central Funds		452,802
Prepaid expenses		37,817
Other receivables		315,308
Total assets		11,113,254,741

Liabilities
Payable for investments purchased	$ 7,141,396
Payable for fund shares redeemed	11,877,883
Accrued management fee	4,211,067
Distribution fees payable	619,782
Other affiliated payables	749,811
Other payables and accrued expenses	670,177
Collateral on securities loaned, at value	139,055,076
Total liabilities		164,325,192

Net Assets		$ 10,948,929,549
Net Assets consist of:
Paid in capital		$ 8,252,089,764
Undistributed net investment income		206,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,716,333)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,699,349,578
Net Assets		$ 10,948,929,549

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($7,201,654,839 ÷ 301,227,839 shares)	$ 23.91

Service Class: Net Asset Value, offering price and redemption price per share ($920,053,753 ÷ 38,624,324 shares)	$ 23.82

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,583,128,972 ÷ 109,615,673 shares)	$ 23.57

Service Class 2R: Net Asset Value, offering price and redemption price per share ($13,557,596 ÷ 578,318 shares)	$ 23.44

Investor Class: Net Asset Value, offering price and redemption price per share ($230,534,389 ÷ 9,664,568 shares)	$ 23.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 262,110,075
Interest		4,895,503
Income from Fidelity Central Funds		3,458,981
Total income		270,464,559

Expenses
Management fee	$ 54,886,519
Transfer agent fees	8,209,778
Distribution fees	7,547,649
Accounting and security lending fees	1,405,214
Custodian fees and expenses	217,277
Independent trustees' compensation	41,588
Appreciation in deferred trustee compensation account	863
Audit	126,741
Legal	85,130
Interest	131,570
Miscellaneous	466,037
Total expenses before reductions	73,118,366
Expense reductions	(82,044)	73,036,322

Net investment income (loss)		197,428,237
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	910,198,883
Foreign currency transactions	62,493
Total net realized gain (loss)		910,261,376
Change in net unrealized appreciation (depreciation) on: Investment securities	(894,510,203)
Assets and liabilities in foreign currencies	576
Total change in net unrealized appreciation (depreciation)		(894,509,627)
Net gain (loss)		15,751,749
Net increase (decrease) in net assets resulting from operations		$ 213,179,986

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 197,428,237	$ 188,261,885
Net realized gain (loss)	910,261,376	828,311,746
Change in net unrealized appreciation (depreciation)	(894,509,627)	1,034,331,156
Net increase (decrease) in net assets resulting from operations	213,179,986	2,050,904,787
Distributions to shareholders from net investment income	(201,405,100)	(361,533,412)
Distributions to shareholders from net realized gain	(921,452,556)	(1,350,709,216)
Total distributions	(1,122,857,656)	(1,712,242,628)
Share transactions - net increase (decrease)	(135,088,400)	928,687,527
Redemption fees	5,392	4,203
Total increase (decrease) in net assets	(1,044,760,678)	1,267,353,889

Net Assets
Beginning of period	11,993,690,227	10,726,336,338
End of period (including undistributed net investment income of $206,540 and undistributed net investment income of $6,057,687, respectively)	$ 10,948,929,549	$ 11,993,690,227

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.20	$ 25.49	$ 25.37	$ 23.18	$ 18.16
Income from Investment Operations
Net investment income (loss) C	.47	.45	.42	.40	.36
Net realized and unrealized gain (loss)	(.05) F	4.37	1.00	2.24	5.01
Total from investment operations	.42	4.82	1.42	2.64	5.37
Distributions from net investment income	(.50)	(.89)	(.41)	(.36)	(.35)
Distributions from net realized gain	(2.21)	(3.22)	(.89)	(.09)	-
Total distributions	(2.71)	(4.11)	(1.30)	(.45)	(.35)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.91	$ 26.20	$ 25.49	$ 25.37	$ 23.18
Total Return A, B	1.53%	20.19%	5.87%	11.53%	30.33%
Ratios to Average Net Assets D, G
Expenses before reductions	.55%	.57%	.56%	.58%	.57%
Expenses net of fee waivers, if any	.55%	.57%	.56%	.58%	.57%
Expenses net of all reductions	.54%	.56%	.55%	.57%	.56%
Net investment income (loss)	1.71%	1.76%	1.71%	1.71%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,201,655	$ 8,315,159	$ 7,875,801	$ 8,689,829	$ 8,402,963
Portfolio turnover rate E	20%	22%	19%	22%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.11	$ 25.39	$ 25.28	$ 23.11	$ 18.10
Income from Investment Operations
Net investment income (loss) C	.44	.43	.39	.38	.34
Net realized and unrealized gain (loss)	(.05) F	4.35	1.00	2.22	5.00
Total from investment operations	.39	4.78	1.39	2.60	5.34
Distributions from net investment income	(.47)	(.84)	(.39)	(.34)	(.33)
Distributions from net realized gain	(2.21)	(3.22)	(.89)	(.09)	-
Total distributions	(2.68)	(4.06)	(1.28)	(.43)	(.33)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.82	$ 26.11	$ 25.39	$ 25.28	$ 23.11
Total Return A, B	1.42%	20.08%	5.76%	11.38%	30.22%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.67%	.66%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.67%	.66%	.68%	.67%
Expenses net of all reductions	.64%	.66%	.65%	.67%	.66%
Net investment income (loss)	1.61%	1.66%	1.61%	1.61%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 920,054	$ 1,118,333	$ 1,079,838	$ 1,170,778	$ 1,071,483
Portfolio turnover rate E	20%	22%	19%	22%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.87	$ 25.17	$ 25.09	$ 22.96	$ 18.00
Income from Investment Operations
Net investment income (loss) C	.39	.38	.35	.34	.31
Net realized and unrealized gain (loss)	(.04) F	4.32	.98	2.21	4.97
Total from investment operations	.35	4.70	1.33	2.55	5.28
Distributions from net investment income	(.44)	(.78)	(.36)	(.33)	(.32)
Distributions from net realized gain	(2.21)	(3.22)	(.89)	(.09)	-
Total distributions	(2.65)	(4.00)	(1.25)	(.42)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.57	$ 25.87	$ 25.17	$ 25.09	$ 22.96
Total Return A, B	1.27%	19.93%	5.57%	11.23%	30.03%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.82%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.82%	.81%	.83%	.82%
Expenses net of all reductions	.80%	.82%	.80%	.82%	.81%
Net investment income (loss)	1.46%	1.51%	1.46%	1.46%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,583,129	$ 2,373,059	$ 1,723,546	$ 1,420,999	$ 916,679
Portfolio turnover rate E	20%	22%	19%	22%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.73	$ 25.08	$ 25.01	$ 22.91	$ 17.99
Income from Investment Operations
Net investment income (loss) C	.39	.38	.35	.34	.31
Net realized and unrealized gain (loss)	(.04) F	4.29	.99	2.20	4.96
Total from investment operations	.35	4.67	1.34	2.54	5.27
Distributions from net investment income	(.43)	(.80)	(.38)	(.35)	(.35)
Distributions from net realized gain	(2.21)	(3.22)	(.89)	(.09)	-
Total distributions	(2.64)	(4.02)	(1.27)	(.44)	(.35)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 25.73	$ 25.08	$ 25.01	$ 22.91
Total Return A, B	1.27%	19.89%	5.61%	11.22%	30.05%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.82%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.82%	.81%	.83%	.82%
Expenses net of all reductions	.79%	.81%	.80%	.82%	.81%
Net investment income (loss)	1.46%	1.51%	1.46%	1.46%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,558	$ 17,089	$ 9,651	$ 5,617	$ 1,891
Portfolio turnover rate E	20%	22%	19%	22%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.15	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.44	.42	.17
Net realized and unrealized gain (loss)	(.05) H	4.36	.85
Total from investment operations	.39	4.78	1.02
Distributions from net investment income	(.48)	(.89)	-
Distributions from net realized gain	(2.21)	(3.22)	-
Total distributions	(2.69)	(4.11)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 23.85	$ 26.15	$ 25.48
Total Return B, C, D	1.39%	20.04%	4.17%
Ratios to Average Net Assets F, J
Expenses before reductions	.66%	.69%	.74% A
Expenses net of fee waivers, if any	.66%	.69%	.74% A
Expenses net of all reductions	.66%	.69%	.73% A
Net investment income (loss)	1.60%	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,534	$ 170,050	$ 37,500
Portfolio turnover rate G	20%	22%	19%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial Statements. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, market discount, partnerships, deferred trustee compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,496,821,328
Unrealized depreciation	(808,425,234)
Net unrealized appreciation (depreciation)	2,688,396,094
Undistributed long-term capital gain	8,730,413

Cost for federal income tax purposes	$ 8,382,409,740

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 268,157,821	$ 503,567,088
Long-term Capital Gains	854,699,835	1,208,675,540
Total	$ 1,122,857,656	$ 1,712,242,628

Trading (Redemption) Fees. Service Class 2 R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements
(SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,355,568,523 and $3,445,192,051, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,062,142
Service Class 2	6,444,642
Service Class 2 R	40,865
$ 7,547,649

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 5,362,548
Service Class	703,305
Service Class 2	1,718,745
Service Class 2R	10,829
Investor Class	414,351
$ 8,209,778

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15%.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,440 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,186,986	5.21%	$ 123,525

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $25,358 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,252,119.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $17,341,000. The weighted average interest rate was 5.61%. The interest expense amounted to $8,045 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $69,898 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,464.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 20% of the total outstanding shares of the Fund.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 137,272,719	$ 264,166,176
Service Class	16,555,512	33,884,044
Service Class 2	43,201,505	59,720,009
Service Class 2R	237,361	384,977
Investor Class	4,138,003	3,378,206
Total	$ 201,405,100	$ 361,533,412
From net realized gain
Initial Class	$ 605,242,729	$ 955,191,565
Service Class	77,757,239	129,915,591
Service Class 2	217,894,303	250,476,248
Service Class 2R	1,223,747	1,596,604
Investor Class	19,334,538	13,529,208
Total	$ 921,452,556	$ 1,350,709,216

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	9,919,751	11,142,631	$ 270,689,892	$ 291,841,012
Reinvestment of distributions	30,642,204	48,349,563	742,515,448	1,219,357,741
Shares redeemed	(56,707,193)	(51,111,950)	(1,549,810,794)	(1,316,326,890)
Net increase (decrease)	(16,145,238)	8,380,244	$ (536,605,454)	$ 194,871,863
Service Class
Shares sold	1,556,560	1,973,377	$ 42,122,639	$ 51,112,539
Reinvestment of distributions	3,906,238	6,517,581	94,312,751	163,799,635
Shares redeemed	(9,669,915)	(8,189,522)	(262,876,733)	(210,464,004)
Net increase (decrease)	(4,207,117)	301,436	$ (126,441,343)	$ 4,448,170
Service Class 2
Shares sold	19,215,696	18,633,564	$ 515,996,306	$ 478,385,754
Reinvestment of distributions	10,936,330	12,399,920	261,095,808	310,196,257
Shares redeemed	(12,279,783)	(7,758,659)	(329,898,169)	(196,924,442)
Net increase (decrease)	17,872,243	23,274,825	$ 447,193,945	$ 591,657,569
Service Class 2R
Shares sold	180,145	328,046	$ 4,895,399	$ 8,477,584
Reinvestment of distributions	61,484	79,377	1,461,108	1,981,581
Shares redeemed	(327,382)	(128,136)	(8,617,113)	(3,244,089)
Net increase (decrease)	(85,753)	279,287	$ (2,260,606)	$ 7,215,076
Investor Class
Shares sold	3,383,207	4,614,643	$ 92,001,453	$ 119,868,954
Reinvestment of distributions	971,586	660,041	23,472,541	16,907,414
Shares redeemed	(1,193,211)	(243,553)	(32,448,936)	(6,281,519)
Net increase (decrease)	3,161,582	5,031,131	$ 83,025,058	$ 130,494,849

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Equity-Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Equity-Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Equity-Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Equity-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Equity-Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Equity-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Equity-Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Equity-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Equity-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Equity-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Equity-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Equity-Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Initial Class	02/08/08	02/08/08	$.02
Service Class	02/08/08	02/08/08	$.02
Service Class 2	02/08/08	02/08/08	$.02
Investor Class	02/08/08	02/08/08	$.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $860,200,485, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 5% and 85%; Service Class designates 5% and 89%; Service Class 2 designates 5% and 94%; and Investor Class designates 5% and 89% of the dividends distributed in February and December respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0208
1.540027.110

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Equity Income - Service Class 2R A	1.27%	13.15%	6.43%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based distribution fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Service Class 2R returns prior to January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Had Service Class 2R shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Service Class 2R on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months ending December 31, 2007, the fund beat the Russell 3000® Value Index, which declined 1.01%. (For specific portfolio performance results, please refer to the performance section of this report.) Underweighting financials relative to the Russell index had the greatest positive impact on the fund's results. Our emphasis on larger-cap securities generally helped us beat the benchmark, which holds more small- and mid-cap stocks. Additionally, the fund's focus on high-quality, diversified companies and, in particular, good stock picks in banks, capital goods and technology all contributed to relative performance. Conversely, an overweighting and security selection in consumer discretionary and consumer staples stocks detracted. The fund's top relative contributor was out-of-benchmark energy services firm Schlumberger, whose stock was buoyed by oil price increases and limited supply. Underweighting poor-performing financial giant Citigroup, a casualty of the subprime mortgage blowup, also gave the fund a boost. Detractors included newspaper company McClatchy, which encountered problems following its purchase of newspaper publisher Knight Ridder, including a slower-than-expected integration process. Paring back our position in Deere & Co., which benefited from strong pricing in agricultural products throughout the period, also detracted from performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 934.20	$ 2.68
Hypothetical A	$ 1,000.00	$ 1,022.43	$ 2.80
Service Class
Actual	$ 1,000.00	$ 933.60	$ 3.12
Hypothetical A	$ 1,000.00	$ 1,021.98	$ 3.26
Service Class 2
Actual	$ 1,000.00	$ 933.20	$ 3.90
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.08
Service Class 2R
Actual	$ 1,000.00	$ 932.80	$ 3.85
Hypothetical A	$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class
Actual	$ 1,000.00	$ 933.50	$ 3.22
Hypothetical A	$ 1,000.00	$ 1,021.88	$ 3.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.55%
Service Class	.64%
Service Class 2.80%
Service Class 2R	.79%
Investor Class	.66%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	6.2	5.5
AT&T, Inc.	3.7	4.3
Bank of America Corp.	2.8	3.0
American International Group, Inc.	2.3	2.5
JPMorgan Chase & Co.	2.1	2.2
Chevron Corp.	1.9	1.6
Pfizer, Inc.	1.8	1.8
General Electric Co.	1.7	1.4
Citigroup, Inc.	1.6	2.3
Verizon Communications, Inc.	1.6	1.3
	25.7
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	27.0
Energy	18.0	14.8
Consumer Discretionary	11.2	10.8
Industrials	10.1	10.5
Information Technology	10.0	9.9
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007* *
	Stocks 98.4%		Stocks 98.8%
	Bonds 0.9%		Bonds 0.9%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	9.7%	* * Foreign investments	9.3%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.6%
Auto Components - 0.4%
American Axle & Manufacturing Holdings, Inc.	679,453	$ 12,651,415
The Goodyear Tire & Rubber Co. (a)	854,000	24,099,880
TRW Automotive Holdings Corp. (a)	294,000	6,144,600
		42,895,895
Automobiles - 1.2%
Ford Motor Co. (a)(d)	3,269,330	22,002,591
General Motors Corp. (d)	478,100	11,899,909
Harley-Davidson, Inc.	380,700	17,782,497
Hyundai Motor Co.	144,130	11,024,152
Monaco Coach Corp.	485,150	4,308,132
Peugeot Citroen SA	218,200	16,511,170
Toyota Motor Corp. sponsored ADR	391,700	41,586,789
Winnebago Industries, Inc. (d)	349,700	7,350,694
		132,465,934
Diversified Consumer Services - 0.1%
H&R Block, Inc.	862,270	16,012,354
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	340,200	20,041,182
Wyndham Worldwide Corp.	418,802	9,866,975
		29,908,157
Household Durables - 1.3%
Beazer Homes USA, Inc. (d)	608,000	4,517,440
Black & Decker Corp.	343,700	23,938,705
Centex Corp.	686,000	17,328,360
KB Home	226,400	4,890,240
Lennar Corp. Class A (d)	674,700	12,070,383
The Stanley Works	438,330	21,250,238
Whirlpool Corp.	671,734	54,833,646
		138,829,012
Internet & Catalog Retail - 0.2%
Liberty Media Corp. - Interactive Series A (a)	1,355,269	25,858,533
Leisure Equipment & Products - 0.6%
Brunswick Corp.	1,296,457	22,104,592
Eastman Kodak Co.	1,557,600	34,064,712
Polaris Industries, Inc.	188,998	9,028,434
		65,197,738
Media - 3.5%
Belo Corp. Series A	336,294	5,864,967
Citadel Broadcasting Corp.	1,465,163	3,018,236
Clear Channel Communications, Inc.	1,959,458	67,640,490
Comcast Corp. Class A (a)	2,741,436	50,058,621
E.W. Scripps Co. Class A	361,679	16,279,172
Gannett Co., Inc.	533,900	20,822,100
News Corp. Class B	1,326,904	28,196,710
The McClatchy Co. Class A (d)	1,365,303	17,093,594
The New York Times Co. Class A (d)	1,103,808	19,349,754
The Walt Disney Co.	816,400	26,353,392

	Shares	Value
Time Warner Cable, Inc. (a)	666,200	$ 18,387,120
Time Warner, Inc.	5,912,050	97,607,946
Virgin Media, Inc. (d)	478,187	8,196,125
		378,868,227
Multiline Retail - 1.4%
Family Dollar Stores, Inc.	722,000	13,884,060
JCPenney Co., Inc.	259,600	11,419,804
Kohl's Corp. (a)	755,453	34,599,747
Macy's, Inc.	1,075,500	27,823,185
Nordstrom, Inc.	348,300	12,793,059
Sears Holdings Corp. (a)(d)	248,700	25,379,835
Target Corp.	446,300	22,315,000
Tuesday Morning Corp. (d)	555,523	2,816,502
		151,031,192
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	380,358	14,449,800
AnnTaylor Stores Corp. (a)	269,191	6,880,522
Chico's FAS, Inc. (a)	994,100	8,976,723
Foot Locker, Inc.	710,557	9,706,209
Home Depot, Inc.	2,214,300	59,653,242
OfficeMax, Inc.	513,300	10,604,778
RadioShack Corp. (d)	590,100	9,949,086
Staples, Inc.	920,245	21,230,052
Williams-Sonoma, Inc.	809,400	20,963,460
		162,413,872
Textiles, Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	788,315	16,042,210
TOTAL CONSUMER DISCRETIONARY		1,159,523,124
CONSUMER STAPLES - 5.1%
Beverages - 0.2%
Heineken NV (Bearer)	372,454	23,799,811
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	780,000	31,005,000
Rite Aid Corp. (a)(d)	2,693,868	7,515,892
Wal-Mart Stores, Inc.	2,731,500	129,828,195
Winn-Dixie Stores, Inc. (a)	237,142	4,000,586
		172,349,673
Food Products - 0.7%
Hershey Co.	854,300	33,659,420
Kraft Foods, Inc. Class A	563,454	18,385,504
Marine Harvest ASA (a)	18,535,000	11,903,054
Tyson Foods, Inc. Class A	1,138,400	17,451,672
		81,399,650
Household Products - 0.8%
Energizer Holdings, Inc. (a)	71,400	8,006,082
Kimberly-Clark Corp.	357,900	24,816,786
Procter & Gamble Co.	669,842	49,179,800
		82,002,668
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.9%
Avon Products, Inc.	2,145,170	$ 84,798,570
Estee Lauder Companies, Inc. Class A	285,700	12,459,377
		97,257,947
Tobacco - 0.9%
Altria Group, Inc.	1,373,105	103,779,276
TOTAL CONSUMER STAPLES		560,589,025
ENERGY - 18.0%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	822,905	66,737,596
Expro International Group PLC	140,800	2,889,802
Halliburton Co.	1,279,295	48,498,073
Nabors Industries Ltd. (a)	1,189,513	32,580,761
Noble Corp.	1,690,568	95,533,998
Pride International, Inc. (a)	401,100	13,597,290
Schlumberger Ltd. (NY Shares)	1,609,857	158,361,633
		418,199,153
Oil, Gas & Consumable Fuels - 14.2%
Apache Corp.	529,280	56,918,771
Boardwalk Pipeline Partners, LP	239,300	7,442,230
BP PLC sponsored ADR	324,500	23,743,665
Chevron Corp.	2,191,342	204,517,949
ConocoPhillips	1,750,800	154,595,640
CONSOL Energy, Inc.	239,700	17,143,344
Devon Energy Corp.	53,900	4,792,249
EOG Resources, Inc.	713,300	63,662,025
Exxon Mobil Corp.	7,278,493	681,922,005
Hess Corp.	729,600	73,587,456
Occidental Petroleum Corp.	1,023,800	78,822,362
Peabody Energy Corp.	271,361	16,726,692
Royal Dutch Shell PLC Class A sponsored ADR	76,900	6,474,980
Spectra Energy Corp.	409,800	10,581,036
Total SA sponsored ADR	973,633	80,422,086
Valero Energy Corp.	754,620	52,846,039
Williams Companies, Inc.	512,700	18,344,406
		1,552,542,935
TOTAL ENERGY		1,970,742,088
FINANCIALS - 24.3%
Capital Markets - 3.8%
Ares Capital Corp.	597,691	8,744,219
Bank of New York Mellon Corp.	3,270,095	159,449,832
Goldman Sachs Group, Inc.	129,800	27,913,490
KKR Private Equity Investors, LP	343,400	6,146,860
KKR Private Equity Investors, LP Restricted Depositary Units (e)	643,800	11,524,020

	Shares	Value
Legg Mason, Inc.	351,150	$ 25,686,623
Lehman Brothers Holdings, Inc.	262,375	17,169,820
Merrill Lynch & Co., Inc.	924,500	49,627,160
Morgan Stanley	1,429,800	75,936,678
State Street Corp.	436,753	35,464,344
		417,663,046
Commercial Banks - 4.8%
Associated Banc-Corp.	1,144,555	31,005,995
Barclays PLC Sponsored ADR (d)	628,100	25,356,397
HSBC Holdings PLC sponsored ADR	667,892	55,909,239
KeyCorp	633,500	14,855,575
Lloyds TSB Group PLC	2,413,800	22,636,452
Marshall & Ilsley Corp.	513,999	13,610,694
PNC Financial Services Group, Inc.	1,033,239	67,832,140
Royal Bank of Scotland Group PLC	1,653,864	14,589,750
Societe Generale Series A	82,900	11,968,973
Sterling Financial Corp., Washington	652,727	10,959,286
U.S. Bancorp, Delaware	1,346,038	42,723,246
Wachovia Corp.	2,516,257	95,693,254
Wells Fargo & Co.	3,895,300	117,599,107
		524,740,108
Consumer Finance - 0.5%
American Express Co.	512,096	26,639,234
Discover Financial Services	1,883,498	28,403,150
		55,042,384
Diversified Financial Services - 6.5%
Bank of America Corp.	7,316,177	301,865,463
Citigroup, Inc.	5,997,119	176,555,183
JPMorgan Chase & Co.	5,291,012	230,952,674
		709,373,320
Insurance - 6.2%
ACE Ltd.	1,465,996	90,569,233
Allstate Corp.	804,300	42,008,589
American International Group, Inc.	4,364,250	254,435,775
Hartford Financial Services Group, Inc.	761,200	66,369,028
MetLife, Inc. unit	740,100	22,639,659
Montpelier Re Holdings Ltd.	1,408,300	23,955,183
Paris RE Holdings Ltd.	201,019	4,136,477
PartnerRe Ltd.	434,624	35,869,519
The Travelers Companies, Inc.	1,979,196	106,480,745
Willis Group Holdings Ltd.	536,200	20,359,514
XL Capital Ltd. Class A	200,471	10,085,696
		676,909,418
Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	1,219,300	22,166,874
Developers Diversified Realty Corp.	342,300	13,106,667
HCP, Inc.	726,700	25,274,626
Senior Housing Properties Trust (SBI)	502,056	11,386,630
		71,934,797
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	1,477,241	31,834,544
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 1.6%
Countrywide Financial Corp. (d)	724,710	$ 6,478,907
Fannie Mae	2,438,310	97,483,634
Freddie Mac	1,106,400	37,695,048
MGIC Investment Corp. (d)	564,352	12,658,415
New York Community Bancorp, Inc.	1,029,020	18,090,172
People's United Financial, Inc.	243,300	4,330,740
		176,736,916
TOTAL FINANCIALS		2,664,234,533
HEALTH CARE - 7.2%
Biotechnology - 0.4%
Amgen, Inc. (a)	761,522	35,365,082
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.	457,037	26,530,998
Covidien Ltd.	1,013,036	44,867,364
Medtronic, Inc.	338,600	17,021,422
		88,419,784
Health Care Providers & Services - 0.2%
UnitedHealth Group, Inc.	408,247	23,759,975
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	1,659,800	44,017,896
Johnson & Johnson	1,682,500	112,222,750
Merck & Co., Inc.	1,834,400	106,596,984
Pfizer, Inc.	8,522,200	193,709,606
Schering-Plough Corp.	3,341,136	89,007,863
Wyeth	2,025,500	89,506,845
		635,061,944
TOTAL HEALTH CARE		782,606,785
INDUSTRIALS - 10.0%
Aerospace & Defense - 2.8%
General Dynamics Corp.	277,000	24,650,230
Honeywell International, Inc.	2,037,425	125,444,257
Lockheed Martin Corp.	477,600	50,272,176
Northrop Grumman Corp.	194,300	15,279,752
The Boeing Co.	141,600	12,384,336
United Technologies Corp.	1,027,940	78,678,528
		306,709,279
Airlines - 0.1%
AMR Corp. (a)	588,000	8,249,640
Delta Air Lines, Inc. (a)	361,200	5,378,268
US Airways Group, Inc. (a)	113,600	1,671,056
		15,298,964
Building Products - 0.3%
Masco Corp.	1,256,600	27,155,126

	Shares	Value
Commercial Services & Supplies - 0.4%
Cintas Corp.	305,400	$ 10,267,548
Equifax, Inc.	290,834	10,574,724
Waste Management, Inc.	609,100	19,899,297
		40,741,569
Electrical Equipment - 0.2%
Emerson Electric Co.	435,330	24,665,798
Industrial Conglomerates - 2.9%
3M Co.	904,800	76,292,736
General Electric Co.	5,068,290	187,881,510
Textron, Inc.	186,000	13,261,800
Tyco International Ltd.	1,013,036	40,166,877
		317,602,923
Machinery - 2.3%
Briggs & Stratton Corp. (d)	1,081,488	24,506,518
Caterpillar, Inc.	298,800	21,680,928
Deere & Co.	86,400	8,045,568
Dover Corp.	933,266	43,014,230
Eaton Corp.	225,100	21,823,445
Illinois Tool Works, Inc.	312,500	16,731,250
Ingersoll-Rand Co. Ltd. Class A	751,688	34,930,941
Navistar International Corp. (a)	102,945	5,579,619
SPX Corp.	682,910	70,237,294
		246,549,793
Marine - 0.0%
Alexander & Baldwin, Inc.	95,300	4,923,198
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	668,800	55,664,224
Ryder System, Inc.	469,600	22,075,896
Union Pacific Corp.	245,500	30,839,710
		108,579,830
TOTAL INDUSTRIALS		1,092,226,480
INFORMATION TECHNOLOGY - 9.9%
Communications Equipment - 1.4%
Alcatel-Lucent SA sponsored ADR	2,535,622	18,560,753
Cisco Systems, Inc. (a)	1,975,300	53,471,371
Harris Corp.	542,600	34,010,168
Motorola, Inc.	2,733,712	43,848,740
		149,891,032
Computers & Peripherals - 2.8%
EMC Corp. (a)	2,234,500	41,405,285
Hewlett-Packard Co.	2,492,611	125,827,003
Imation Corp.	146,177	3,069,717
International Business Machines Corp.	1,156,100	124,974,410
Sun Microsystems, Inc. (a)	838,168	15,195,986
		310,472,401
Electronic Equipment & Instruments - 1.1%
Agilent Technologies, Inc. (a)	767,900	28,212,646
Arrow Electronics, Inc. (a)	695,400	27,315,312
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Avnet, Inc. (a)	697,730	$ 24,399,618
Tyco Electronics Ltd.	1,013,036	37,614,027
		117,541,603
Internet Software & Services - 0.2%
Google, Inc. Class A (sub. vtg.) (a)	32,780	22,666,714
IT Services - 0.6%
Electronic Data Systems Corp.	779,100	16,150,743
Metavante Holding Co. (a)	171,333	3,995,486
MoneyGram International, Inc. (d)	895,100	13,757,687
The Western Union Co.	1,125,200	27,319,856
Unisys Corp. (a)	1,996,400	9,442,972
		70,666,744
Office Electronics - 0.3%
Xerox Corp.	1,952,835	31,616,399
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	1,118,400	35,453,280
Applied Materials, Inc.	2,338,400	41,529,984
Atmel Corp. (a)	940,400	4,062,528
Intel Corp.	4,497,700	119,908,682
LSI Corp. (a)	717,400	3,809,394
Micron Technology, Inc. (a)	1,011,000	7,329,750
National Semiconductor Corp.	2,040,447	46,195,720
Novellus Systems, Inc. (a)	381,666	10,522,532
Teradyne, Inc. (a)	2,076,900	21,475,146
Varian Semiconductor Equipment Associates, Inc. (a)	283,200	10,478,400
		300,765,416
Software - 0.8%
Microsoft Corp.	1,741,200	61,986,720
Symantec Corp. (a)	1,337,133	21,581,327
		83,568,047
TOTAL INFORMATION TECHNOLOGY		1,087,188,356
MATERIALS - 2.6%
Chemicals - 1.4%
Arkema sponsored ADR (a)	213,454	14,087,964
Celanese Corp. Class A	620,800	26,272,256
Chemtura Corp.	2,658,064	20,732,899
Dow Chemical Co.	640,400	25,244,568
E.I. du Pont de Nemours & Co.	382,500	16,864,425
Georgia Gulf Corp. (d)	789,000	5,223,180
H.B. Fuller Co.	389,950	8,754,378
Hercules, Inc.	246,728	4,774,187
Linde AG	171,100	22,585,667
PolyOne Corp. (a)	1,185,313	7,799,360
		152,338,884

	Shares	Value
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	2,533,472	$ 26,753,464
Metals & Mining - 0.7%
Alcoa, Inc.	1,731,871	63,299,885
Century Aluminum Co. (a)	164,000	8,846,160
		72,146,045
Paper & Forest Products - 0.3%
Glatfelter	364,458	5,579,852
Weyerhaeuser Co.	291,700	21,509,958
		27,089,810
TOTAL MATERIALS		278,328,203
TELECOMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 5.9%
AT&T, Inc.	9,929,469	412,668,732
Qwest Communications International, Inc.	6,079,700	42,618,697
Telkom SA Ltd. sponsored ADR (d)	270,723	21,779,665
Verizon Communications, Inc.	3,969,402	173,423,173
		650,490,267
Wireless Telecommunication Services - 0.8%
Sprint Nextel Corp.	3,398,000	44,615,740
Vodafone Group PLC sponsored ADR	1,135,287	42,368,911
		86,984,651
TOTAL TELECOMMUNICATION SERVICES		737,474,918
UTILITIES - 3.1%
Electric Utilities - 1.6%
Allegheny Energy, Inc.	499,300	31,760,473
Entergy Corp.	588,500	70,337,520
Exelon Corp.	623,000	50,861,720
PPL Corp.	458,600	23,888,474
		176,848,187
Independent Power Producers & Energy Traders - 0.4%
AES Corp. (a)	1,928,158	41,243,300
Multi-Utilities - 1.1%
Public Service Enterprise Group, Inc.	854,700	83,965,728
Wisconsin Energy Corp.	861,000	41,939,310
		125,905,038
TOTAL UTILITIES		343,996,525
TOTAL COMMON STOCKS (Cost $7,967,278,734)		10,676,910,037
Convertible Preferred Stocks - 0.9%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp.:
Series B, 5.25%	412,200	$ 7,951,338
Series C, 6.25%	286,800	5,624,148
		13,575,486
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	404,400	5,813,250
TOTAL CONSUMER DISCRETIONARY		19,388,736
FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
CIT Group, Inc. 7.75%	406,600	7,607,486
Thrifts & Mortgage Finance - 0.1%
Washington Mutual, Inc. Series R, 7.75%	11,800	10,149,475
TOTAL FINANCIALS		17,756,961
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Schering-Plough Corp. 6.00%	95,600	23,058,720
MATERIALS - 0.3%
Chemicals - 0.0%
Celanese Corp. 4.25%	67,100	3,642,859
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	239,000	35,975,953
TOTAL MATERIALS		39,618,812
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	8,500	354,450
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $100,492,375)		100,177,679
Corporate Bonds - 0.9%
	Principal Amount
Convertible Bonds - 0.8%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 10,280,000	10,215,236
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	3,650,000	2,486,563
Media - 0.3%
Liberty Media Corp.:
3.5% 1/15/31	260,000	237,552
4% 11/15/29 (e)	3,260,000	2,099,440

	Principal Amount	Value
3.5% 1/15/31 (e)	$ 9,513,733	$ 8,692,337
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	22,670,000	13,460,313
0% 2/28/21	1,250,000	742,188
		25,231,830
TOTAL CONSUMER DISCRETIONARY		37,933,629
INDUSTRIALS - 0.1%
Airlines - 0.1%
UAL Corp.:
4.5% 6/30/21 (e)	8,490,000	10,438,455
4.5% 6/30/21	280,000	344,260
		10,782,715
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	14,340,000	10,199,325
6% 5/1/15	4,780,000	3,399,775
		13,599,100
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc.:
3.5% 6/15/12	6,320,000	5,480,767
5.25% 12/15/11 (e)	11,850,000	11,298,027
5.25% 12/15/11	4,290,000	4,090,172
		20,868,966
TOTAL CONVERTIBLE BONDS		83,184,410
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	13,670,030
TOTAL CORPORATE BONDS (Cost $106,822,134)		96,854,440
Money Market Funds - 1.8%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	57,808,602	$ 57,808,602
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	139,055,076	139,055,076
TOTAL MONEY MARKET FUNDS (Cost $196,863,678)		196,863,678
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $8,371,456,921)		11,070,805,834
NET OTHER ASSETS - (1.1)%		(121,876,285)
NET ASSETS - 100%		$ 10,948,929,549
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,711,917 or 0.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,206,862
Fidelity Securities Lending Cash Central Fund	2,252,119
Total	$ 3,458,981

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $135,239,819) - See accompanying schedule: Unaffiliated issuers (cost $8,174,593,243)	$ 10,873,942,156
Fidelity Central Funds (cost $196,863,678)	196,863,678
Total Investments (cost $8,371,456,921)		$ 11,070,805,834
Receivable for investments sold		15,331,253
Receivable for fund shares sold		12,625,805
Dividends receivable		12,986,438
Interest receivable		699,484
Distributions receivable from Fidelity Central Funds		452,802
Prepaid expenses		37,817
Other receivables		315,308
Total assets		11,113,254,741

Liabilities
Payable for investments purchased	$ 7,141,396
Payable for fund shares redeemed	11,877,883
Accrued management fee	4,211,067
Distribution fees payable	619,782
Other affiliated payables	749,811
Other payables and accrued expenses	670,177
Collateral on securities loaned, at value	139,055,076
Total liabilities		164,325,192

Net Assets		$ 10,948,929,549
Net Assets consist of:
Paid in capital		$ 8,252,089,764
Undistributed net investment income		206,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,716,333)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,699,349,578
Net Assets		$ 10,948,929,549

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($7,201,654,839 ÷ 301,227,839 shares)	$ 23.91

Service Class: Net Asset Value, offering price and redemption price per share ($920,053,753 ÷ 38,624,324 shares)	$ 23.82

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,583,128,972 ÷ 109,615,673 shares)	$ 23.57

Service Class 2R: Net Asset Value, offering price and redemption price per share ($13,557,596 ÷ 578,318 shares)	$ 23.44

Investor Class: Net Asset Value, offering price and redemption price per share ($230,534,389 ÷ 9,664,568 shares)	$ 23.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 262,110,075
Interest		4,895,503
Income from Fidelity Central Funds		3,458,981
Total income		270,464,559

Expenses
Management fee	$ 54,886,519
Transfer agent fees	8,209,778
Distribution fees	7,547,649
Accounting and security lending fees	1,405,214
Custodian fees and expenses	217,277
Independent trustees' compensation	41,588
Appreciation in deferred trustee compensation account	863
Audit	126,741
Legal	85,130
Interest	131,570
Miscellaneous	466,037
Total expenses before reductions	73,118,366
Expense reductions	(82,044)	73,036,322

Net investment income (loss)		197,428,237
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	910,198,883
Foreign currency transactions	62,493
Total net realized gain (loss)		910,261,376
Change in net unrealized appreciation (depreciation) on: Investment securities	(894,510,203)
Assets and liabilities in foreign currencies	576
Total change in net unrealized appreciation (depreciation)		(894,509,627)
Net gain (loss)		15,751,749
Net increase (decrease) in net assets resulting from operations		$ 213,179,986

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 197,428,237	$ 188,261,885
Net realized gain (loss)	910,261,376	828,311,746
Change in net unrealized appreciation (depreciation)	(894,509,627)	1,034,331,156
Net increase (decrease) in net assets resulting from operations	213,179,986	2,050,904,787
Distributions to shareholders from net investment income	(201,405,100)	(361,533,412)
Distributions to shareholders from net realized gain	(921,452,556)	(1,350,709,216)
Total distributions	(1,122,857,656)	(1,712,242,628)
Share transactions - net increase (decrease)	(135,088,400)	928,687,527
Redemption fees	5,392	4,203
Total increase (decrease) in net assets	(1,044,760,678)	1,267,353,889

Net Assets
Beginning of period	11,993,690,227	10,726,336,338
End of period (including undistributed net investment income of $206,540 and undistributed net investment income of $6,057,687, respectively)	$ 10,948,929,549	$ 11,993,690,227

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.20	$ 25.49	$ 25.37	$ 23.18	$ 18.16
Income from Investment Operations
Net investment income (loss) C	.47	.45	.42	.40	.36
Net realized and unrealized gain (loss)	(.05) F	4.37	1.00	2.24	5.01
Total from investment operations	.42	4.82	1.42	2.64	5.37
Distributions from net investment income	(.50)	(.89)	(.41)	(.36)	(.35)
Distributions from net realized gain	(2.21)	(3.22)	(.89)	(.09)	-
Total distributions	(2.71)	(4.11)	(1.30)	(.45)	(.35)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.91	$ 26.20	$ 25.49	$ 25.37	$ 23.18
Total Return A, B	1.53%	20.19%	5.87%	11.53%	30.33%
Ratios to Average Net Assets D, G
Expenses before reductions	.55%	.57%	.56%	.58%	.57%
Expenses net of fee waivers, if any	.55%	.57%	.56%	.58%	.57%
Expenses net of all reductions	.54%	.56%	.55%	.57%	.56%
Net investment income (loss)	1.71%	1.76%	1.71%	1.71%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,201,655	$ 8,315,159	$ 7,875,801	$ 8,689,829	$ 8,402,963
Portfolio turnover rate E	20%	22%	19%	22%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 26.11	$ 25.39	$ 25.28	$ 23.11	$ 18.10
Income from Investment Operations
Net investment income (loss) C	.44	.43	.39	.38	.34
Net realized and unrealized gain (loss)	(.05) F	4.35	1.00	2.22	5.00
Total from investment operations	.39	4.78	1.39	2.60	5.34
Distributions from net investment income	(.47)	(.84)	(.39)	(.34)	(.33)
Distributions from net realized gain	(2.21)	(3.22)	(.89)	(.09)	-
Total distributions	(2.68)	(4.06)	(1.28)	(.43)	(.33)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.82	$ 26.11	$ 25.39	$ 25.28	$ 23.11
Total Return A, B	1.42%	20.08%	5.76%	11.38%	30.22%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.67%	.66%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.67%	.66%	.68%	.67%
Expenses net of all reductions	.64%	.66%	.65%	.67%	.66%
Net investment income (loss)	1.61%	1.66%	1.61%	1.61%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 920,054	$ 1,118,333	$ 1,079,838	$ 1,170,778	$ 1,071,483
Portfolio turnover rate E	20%	22%	19%	22%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.87	$ 25.17	$ 25.09	$ 22.96	$ 18.00
Income from Investment Operations
Net investment income (loss) C	.39	.38	.35	.34	.31
Net realized and unrealized gain (loss)	(.04) F	4.32	.98	2.21	4.97
Total from investment operations	.35	4.70	1.33	2.55	5.28
Distributions from net investment income	(.44)	(.78)	(.36)	(.33)	(.32)
Distributions from net realized gain	(2.21)	(3.22)	(.89)	(.09)	-
Total distributions	(2.65)	(4.00)	(1.25)	(.42)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.57	$ 25.87	$ 25.17	$ 25.09	$ 22.96
Total Return A, B	1.27%	19.93%	5.57%	11.23%	30.03%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.82%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.82%	.81%	.83%	.82%
Expenses net of all reductions	.80%	.82%	.80%	.82%	.81%
Net investment income (loss)	1.46%	1.51%	1.46%	1.46%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,583,129	$ 2,373,059	$ 1,723,546	$ 1,420,999	$ 916,679
Portfolio turnover rate E	20%	22%	19%	22%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.73	$ 25.08	$ 25.01	$ 22.91	$ 17.99
Income from Investment Operations
Net investment income (loss) C	.39	.38	.35	.34	.31
Net realized and unrealized gain (loss)	(.04) F	4.29	.99	2.20	4.96
Total from investment operations	.35	4.67	1.34	2.54	5.27
Distributions from net investment income	(.43)	(.80)	(.38)	(.35)	(.35)
Distributions from net realized gain	(2.21)	(3.22)	(.89)	(.09)	-
Total distributions	(2.64)	(4.02)	(1.27)	(.44)	(.35)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.44	$ 25.73	$ 25.08	$ 25.01	$ 22.91
Total Return A, B	1.27%	19.89%	5.61%	11.22%	30.05%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.82%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.82%	.81%	.83%	.82%
Expenses net of all reductions	.79%	.81%	.80%	.82%	.81%
Net investment income (loss)	1.46%	1.51%	1.46%	1.46%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,558	$ 17,089	$ 9,651	$ 5,617	$ 1,891
Portfolio turnover rate E	20%	22%	19%	22%	26%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.15	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.44	.42	.17
Net realized and unrealized gain (loss)	(.05) H	4.36	.85
Total from investment operations	.39	4.78	1.02
Distributions from net investment income	(.48)	(.89)	-
Distributions from net realized gain	(2.21)	(3.22)	-
Total distributions	(2.69)	(4.11)	-
Redemption fees added to paid in capital E, K	-	-	-
Net asset value, end of period	$ 23.85	$ 26.15	$ 25.48
Total Return B, C, D	1.39%	20.04%	4.17%
Ratios to Average Net Assets F, J
Expenses before reductions	.66%	.69%	.74% A
Expenses net of fee waivers, if any	.66%	.69%	.74% A
Expenses net of all reductions	.66%	.69%	.73% A
Net investment income (loss)	1.60%	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,534	$ 170,050	$ 37,500
Portfolio turnover rate G	20%	22%	19%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial Statements. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, market discount, partnerships, deferred trustee compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,496,821,328
Unrealized depreciation	(808,425,234)
Net unrealized appreciation (depreciation)	2,688,396,094
Undistributed long-term capital gain	8,730,413

Cost for federal income tax purposes	$ 8,382,409,740

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 268,157,821	$ 503,567,088
Long-term Capital Gains	854,699,835	1,208,675,540
Total	$ 1,122,857,656	$ 1,712,242,628

Trading (Redemption) Fees. Service Class 2 R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements
(SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,355,568,523 and $3,445,192,051, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,062,142
Service Class 2	6,444,642
Service Class 2 R	40,865
$ 7,547,649

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 5,362,548
Service Class	703,305
Service Class 2	1,718,745
Service Class 2R	10,829
Investor Class	414,351
$ 8,209,778

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15%.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,440 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,186,986	5.21%	$ 123,525

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $25,358 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,252,119.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $17,341,000. The weighted average interest rate was 5.61%. The interest expense amounted to $8,045 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $69,898 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,464.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 20% of the total outstanding shares of the Fund.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 137,272,719	$ 264,166,176
Service Class	16,555,512	33,884,044
Service Class 2	43,201,505	59,720,009
Service Class 2R	237,361	384,977
Investor Class	4,138,003	3,378,206
Total	$ 201,405,100	$ 361,533,412
From net realized gain
Initial Class	$ 605,242,729	$ 955,191,565
Service Class	77,757,239	129,915,591
Service Class 2	217,894,303	250,476,248
Service Class 2R	1,223,747	1,596,604
Investor Class	19,334,538	13,529,208
Total	$ 921,452,556	$ 1,350,709,216

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	9,919,751	11,142,631	$ 270,689,892	$ 291,841,012
Reinvestment of distributions	30,642,204	48,349,563	742,515,448	1,219,357,741
Shares redeemed	(56,707,193)	(51,111,950)	(1,549,810,794)	(1,316,326,890)
Net increase (decrease)	(16,145,238)	8,380,244	$ (536,605,454)	$ 194,871,863
Service Class
Shares sold	1,556,560	1,973,377	$ 42,122,639	$ 51,112,539
Reinvestment of distributions	3,906,238	6,517,581	94,312,751	163,799,635
Shares redeemed	(9,669,915)	(8,189,522)	(262,876,733)	(210,464,004)
Net increase (decrease)	(4,207,117)	301,436	$ (126,441,343)	$ 4,448,170
Service Class 2
Shares sold	19,215,696	18,633,564	$ 515,996,306	$ 478,385,754
Reinvestment of distributions	10,936,330	12,399,920	261,095,808	310,196,257
Shares redeemed	(12,279,783)	(7,758,659)	(329,898,169)	(196,924,442)
Net increase (decrease)	17,872,243	23,274,825	$ 447,193,945	$ 591,657,569
Service Class 2R
Shares sold	180,145	328,046	$ 4,895,399	$ 8,477,584
Reinvestment of distributions	61,484	79,377	1,461,108	1,981,581
Shares redeemed	(327,382)	(128,136)	(8,617,113)	(3,244,089)
Net increase (decrease)	(85,753)	279,287	$ (2,260,606)	$ 7,215,076
Investor Class
Shares sold	3,383,207	4,614,643	$ 92,001,453	$ 119,868,954
Reinvestment of distributions	971,586	660,041	23,472,541	16,907,414
Shares redeemed	(1,193,211)	(243,553)	(32,448,936)	(6,281,519)
Net increase (decrease)	3,161,582	5,031,131	$ 83,025,058	$ 130,494,849

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Equity-Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Equity-Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Equity-Income. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Equity-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Equity-Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Equity-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Equity-Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Equity-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Equity-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Equity-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Equity-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Equity-Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Equity-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distribution per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class 2R	02/08/08	02/08/08	$.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $860,200,485, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 5% and 96% of the dividends distributed in February and December respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0208
1.782454.105

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Initial Class	26.96%	14.54%	6.83%
VIP Growth - Service Class A	26.87%	14.43%	6.73%
VIP Growth - Service Class 2 B	26.66%	14.25%	6.59%
VIP Growth - Investor Class C	26.81%	14.46%	6.80%

A Performance for Service Class shares reflects an asset-based service fee (12b-1).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

During the one-year period, the fund's return was more than double the 11.40% gain of the Russell 3000® Growth Index. (For specific portfolio performance results, please refer to the performance section of this report.) Most of the upside performance was generated by good stock picking, particularly among the fund's largest holdings, which, because of their relative size, provided significant boosts. Favorable sector positioning in consumer discretionary and industrials also added value. The fund's six top relative contributors were all among the fund's 10 largest holdings over the past 12 months. These six top contributors included: Research in Motion, the Canadian maker of the BlackBerry wireless messaging device; McDermott International, an engineering and construction firm; ABB, the Swiss manufacturer of power transmission and distribution equipment; Nokia, the Finnish mobile handset maker; biopharmaceuticals firm Biogen Idec; and data storage company EMC. The position in RIM was sold to lock in its substantial profits. Relative performance was tempered by not owning sufficiently large stakes in some of the index's strong-performing names, such as software colossus Microsoft, consumer electronics giant Apple and semiconductor chip leader Intel, the latter two of which I sold. Elsewhere, overweighted positions in two technology names - semiconductor maker Broadcom and data storage firm Network Appliance - detracted when the companies missed earnings projections. The position in Network Appliance was eliminated by period end, although I continued to hold Broadcom based on my favorable view of its long-term prospects.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,128.10	$ 3.49
HypotheticalA	$ 1,000.00	$ 1,021.93	$ 3.31
Service Class
Actual	$ 1,000.00	$ 1,127.70	$ 4.02
HypotheticalA	$ 1,000.00	$ 1,021.42	$ 3.82
Service Class 2
Actual	$ 1,000.00	$ 1,126.80	$ 4.82
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class 2R
Actual	$ 1,000.00	$ 1,126.70	$ 4.82
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Investor Class
Actual	$ 1,000.00	$ 1,127.50	$ 4.13
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.65%
Service Class	.75%
Service Class 2.90%
Service Class 2R	.90%
Investor Class	.77%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. sponsored ADR	5.3	1.7
Berkshire Hathaway, Inc. Class B	4.4	0.0
Procter & Gamble Co.	4.3	0.7
EMC Corp.	4.1	4.6
Microsoft Corp.	3.1	1.2
Broadcom Corp. Class A	2.9	2.3
ABB Ltd. sponsored ADR	2.8	2.9
Cisco Systems, Inc.	2.8	3.1
The Western Union Co.	2.7	1.8
Applied Materials, Inc.	2.4	1.9
	34.8
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.1	39.7
Industrials	12.5	10.1
Health Care	12.4	16.4
Financials	11.0	9.2
Energy	10.4	10.2
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007**
	Stocks 99.8%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	25.5%	** Foreign investments	24.6%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 1.9%
BJ's Restaurants, Inc. (a)	175,892	$ 2,860,004
McDonald's Corp.	2,077,937	122,411,269
Starbucks Corp. (a)	1,241,754	25,418,704
		150,689,977
Household Durables - 0.3%
TomTom Group BV (a)	343,171	25,792,424
Leisure Equipment & Products - 0.5%
Nikon Corp.	1,282,000	43,689,696
Media - 0.3%
National CineMedia, Inc.	819,490	20,659,343
Specialty Retail - 0.3%
DSW, Inc. Class A (a)(d)	1,064,552	19,970,996
TOTAL CONSUMER DISCRETIONARY		260,802,436
CONSUMER STAPLES - 8.1%
Beverages - 0.6%
PepsiCo, Inc.	591,729	44,912,231
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	1,516,485	60,280,279
Food Products - 1.0%
Nestle SA sponsored ADR	667,800	76,463,100
Household Products - 5.8%
Colgate-Palmolive Co.	1,585,063	123,571,511
Procter & Gamble Co.	4,718,618	346,440,934
		470,012,445
TOTAL CONSUMER STAPLES		651,668,055
ENERGY - 10.4%
Energy Equipment & Services - 3.2%
Cameron International Corp. (a)	398,600	19,184,618
FMC Technologies, Inc. (a)	328,800	18,642,960
National Oilwell Varco, Inc. (a)	515,548	37,872,156
Schlumberger Ltd. (NY Shares)	1,687,535	166,002,818
Transocean, Inc. (a)	118,300	16,934,645
		258,637,197
Oil, Gas & Consumable Fuels - 7.2%
Chesapeake Energy Corp.	1,112,191	43,597,887
Denbury Resources, Inc. (a)	2,300,608	68,443,088
EnCana Corp.	220,700	14,993,961
Energy Transfer Equity LP	223,100	7,859,813
Enterprise Products Partners LP	453,700	14,463,956
EOG Resources, Inc.	728,531	65,021,392
Hess Corp.	87,100	8,784,906
OAO Gazprom sponsored ADR	1,060,575	59,710,373
Petroleo Brasileiro SA - Petrobras sponsored ADR	464,000	53,471,360
Ultra Petroleum Corp. (a)	1,096,726	78,415,909

	Shares	Value
Valero Energy Corp.	1,128,900	$ 79,056,867
Williams Companies, Inc.	2,331,647	83,426,330
		577,245,842
TOTAL ENERGY		835,883,039
FINANCIALS - 11.0%
Capital Markets - 3.4%
Charles Schwab Corp.	4,801,472	122,677,610
Janus Capital Group, Inc.	1,134,900	37,281,465
Northern Trust Corp.	516,679	39,567,278
T. Rowe Price Group, Inc.	1,206,957	73,479,542
		273,005,895
Commercial Banks - 0.3%
East West Bancorp, Inc. (d)	388,122	9,404,196
UCBH Holdings, Inc.	1,042,900	14,767,464
		24,171,660
Diversified Financial Services - 0.3%
Bovespa Holding SA	476,000	8,915,640
CME Group, Inc.	26,500	18,179,000
		27,094,640
Insurance - 7.0%
AFLAC, Inc.	727,020	45,533,263
Berkshire Hathaway, Inc.:
Class A (a)	418	59,188,800
Class B (a)	75,311	356,672,896
Principal Financial Group, Inc.	649,775	44,730,511
Prudential Financial, Inc.	556,900	51,813,976
		557,939,446
TOTAL FINANCIALS		882,211,641
HEALTH CARE - 12.4%
Biotechnology - 3.7%
Acorda Therapeutics, Inc. (a)(d)	1,171,983	25,736,747
Altus Pharmaceuticals, Inc. (a)(d)	1,132,009	5,863,807
Biogen Idec, Inc. (a)	2,279,867	129,770,030
CSL Ltd.	2,091,409	66,606,617
Gilead Sciences, Inc. (a)	1,426,684	65,641,731
		293,618,932
Health Care Equipment & Supplies - 3.8%
Alcon, Inc.	262,400	37,533,696
ArthroCare Corp. (a)(d)	255,015	12,253,471
Becton, Dickinson & Co.	807,400	67,482,492
C.R. Bard, Inc.	485,500	46,025,400
Cochlear Ltd.	327,190	21,465,270
DENTSPLY International, Inc.	858,014	38,627,790
Medtronic, Inc.	1,169,400	58,785,738
Sirona Dental Systems, Inc. (a)(d)	786,244	26,323,449
		308,497,306
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 1.2%
Henry Schein, Inc. (a)	925,675	$ 56,836,445
Medco Health Solutions, Inc. (a)	403,100	40,874,340
		97,710,785
Life Sciences Tools & Services - 1.0%
Charles River Laboratories International, Inc. (a)	124,808	8,212,366
Covance, Inc. (a)	847,564	73,415,994
		81,628,360
Pharmaceuticals - 2.7%
Allergan, Inc.	447,100	28,721,704
Merck & Co., Inc.	3,248,700	188,781,957
		217,503,661
TOTAL HEALTH CARE		998,959,044
INDUSTRIALS - 12.5%
Aerospace & Defense - 1.0%
General Dynamics Corp.	910,900	81,060,991
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	341,900	13,484,536
Commercial Services & Supplies - 0.2%
Corrections Corp. of America (a)	535,370	15,798,769
Construction & Engineering - 2.7%
Fluor Corp.	466,000	67,905,520
Foster Wheeler Ltd. (a)	294,300	45,622,386
Jacobs Engineering Group, Inc. (a)	622,700	59,536,347
KBR, Inc.	1,035,779	40,188,225
		213,252,478
Electrical Equipment - 4.9%
ABB Ltd. sponsored ADR	7,830,500	225,518,400
Alstom SA	244,627	52,480,271
Cooper Industries Ltd. Class A	281,600	14,891,008
Gamesa Corporacion Tecnologica, SA	107,720	5,027,466
Vestas Wind Systems AS (a)	919,400	99,327,482
		397,244,627
Industrial Conglomerates - 2.4%
Global Consumer Acquisition Corp. unit	504,400	4,973,384
McDermott International, Inc. (a)	3,107,428	183,431,475
		188,404,859
Machinery - 1.1%
Hansen Transmission International NV	4,657,200	26,649,094
Sulzer AG (Reg.)	43,925	64,532,891
		91,181,985
TOTAL INDUSTRIALS		1,000,428,245

	Shares	Value
INFORMATION TECHNOLOGY - 37.1%
Communications Equipment - 10.2%
Cisco Systems, Inc. (a)	8,245,900	$ 223,216,513
Corning, Inc.	5,588,300	134,063,317
Harris Corp.	607,500	38,078,100
Nokia Corp. sponsored ADR	11,140,900	427,699,146
		823,057,076
Computers & Peripherals - 4.3%
EMC Corp. (a)	17,659,399	327,228,663
Western Digital Corp. (a)	667,476	20,164,450
		347,393,113
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A	1,546,164	71,695,625
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	455,181	15,749,263
eBay, Inc. (a)	1,173,541	38,949,826
Google, Inc. Class A (sub. vtg.) (a)	261,343	180,713,458
Omniture, Inc. (a)	683,506	22,753,915
The Knot, Inc. (a)	1,026,115	16,356,273
VeriSign, Inc. (a)	2,321,064	87,295,217
		361,817,952
IT Services - 5.6%
Cognizant Technology Solutions Corp. Class A (a)	2,607,462	88,497,260
ExlService Holdings, Inc. (a)	918,112	21,190,025
Infosys Technologies Ltd.	1,072,235	48,160,099
Infosys Technologies Ltd. sponsored ADR	591,500	26,830,440
Mastercard, Inc. Class A	158,200	34,044,640
The Western Union Co.	9,051,835	219,778,554
WNS Holdings Ltd. ADR (a)	872,100	14,258,835
		452,759,853
Semiconductors & Semiconductor Equipment - 5.6%
Applied Materials, Inc.	10,669,839	189,496,341
Broadcom Corp. Class A (a)	8,934,666	233,552,169
MediaTek, Inc.	1,904,650	24,725,799
		447,774,309
Software - 6.0%
Activision, Inc. (a)	1,664,589	49,438,293
Citrix Systems, Inc. (a)	208,100	7,909,881
Electronic Arts, Inc. (a)	700,787	40,932,969
Microsoft Corp.	6,930,161	246,713,732
Nintendo Co. Ltd.	154,800	91,703,515
Red Hat, Inc. (a)	228,161	4,754,875
Salesforce.com, Inc. (a)	598,371	37,511,878
		478,965,143
TOTAL INFORMATION TECHNOLOGY		2,983,463,071
Common Stocks - continued
	Shares	Value
MATERIALS - 2.7%
Chemicals - 2.5%
Albemarle Corp.	729,575	$ 30,094,969
Monsanto Co.	658,042	73,496,711
The Mosaic Co. (a)	1,009,870	95,271,136
		198,862,816
Metals & Mining - 0.2%
Compass Minerals International, Inc.	414,257	16,984,537
TOTAL MATERIALS		215,847,353
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV Series L sponsored ADR	448,100	27,508,859
UTILITIES - 2.0%
Electric Utilities - 1.3%
Allegheny Energy, Inc.	921,040	58,587,354
Entergy Corp.	332,214	39,706,217
PPL Corp.	146,500	7,631,185
		105,924,756
Independent Power Producers & Energy Traders - 0.5%
Constellation Energy Group, Inc.	400,920	41,106,328
Multi-Utilities - 0.2%
Wisconsin Energy Corp.	323,096	15,738,006
TOTAL UTILITIES		162,769,090
TOTAL COMMON STOCKS (Cost $6,715,646,739)		8,019,540,833
Money Market Funds - 0.5%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	26,852,155	$ 26,852,155
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	8,953,850	8,953,850
TOTAL MONEY MARKET FUNDS (Cost $35,806,005)		35,806,005
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $6,751,452,744)	8,055,346,838
NET OTHER ASSETS - (0.3)%	(22,882,908)
NET ASSETS - 100%	$ 8,032,463,930
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,735,266
Fidelity Securities Lending Cash Central Fund	1,808,863
Total	$ 5,544,129
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.5%
Finland	5.3%
Switzerland	5.1%
Panama	2.3%
Netherlands Antilles	2.1%
Japan	1.6%
Denmark	1.2%
Canada	1.2%
Australia	1.2%
Others (individually less than 1%)	5.5%
100.0%
Income Tax Information
At December 31, 2007, the fund had a capital loss carryforward of approximately $394,129,722 of which $349,421,868 and $44,707,854 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $8,661,734) - See accompanying schedule: Unaffiliated issuers (cost $6,715,646,739)	$ 8,019,540,833
Fidelity Central Funds (cost $35,806,005)	35,806,005
Total Investments (cost $6,751,452,744)		$ 8,055,346,838
Cash		889,928
Foreign currency held at value (cost $39,090)		39,090
Receivable for investments sold		7,629,449
Receivable for foreign currency contracts		2,436,891
Receivable for fund shares sold		4,976,204
Dividends receivable		3,641,439
Distributions receivable from Fidelity Central Funds		131,985
Prepaid expenses		25,861
Other receivables		553,414
Total assets		8,075,671,099

Liabilities
Payable for investments purchased	$ 6,422,829
Payable for foreign currency contracts	1,892,031
Payable for fund shares redeemed	20,787,037
Accrued management fee	3,743,370
Distribution fees payable	270,690
Other affiliated payables	568,732
Other payables and accrued expenses	568,630
Collateral on securities loaned, at value	8,953,850
Total liabilities		43,207,169

Net Assets		$ 8,032,463,930
Net Assets consist of:
Paid in capital		$ 7,131,536,622
Distributions in excess of net investment income		(418,554)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(402,549,789)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,303,895,651
Net Assets		$ 8,032,463,930

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($6,002,656,476 ÷ 133,035,487 shares)	$ 45.12

Service Class: Net Asset Value, offering price and redemption price per share ($929,847,960 ÷ 20,669,427 shares)	$ 44.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($898,203,789 ÷ 20,115,368 shares)	$ 44.65

Service Class 2R: Net Asset Value, offering price and redemption price per share ($20,050,502 ÷ 451,389 shares)	$ 44.42

Investor Class: Net Asset Value, offering price and redemption price per share ($181,705,203 ÷ 4,037,720 shares)	$ 45.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 58,286,769
Interest		69,734
Income from Fidelity Central Funds (including $1,808,863 from security lending)		5,544,129
Total income		63,900,632

Expenses
Management fee	$ 41,821,194
Transfer agent fees	5,134,340
Distribution fees	2,767,944
Accounting and security lending fees	1,207,740
Custodian fees and expenses	244,832
Independent trustees' compensation	25,768
Appreciation in deferred trustee compensation account	1,192
Audit	95,357
Legal	50,110
Interest	96,586
Miscellaneous	(204,090)
Total expenses before reductions	51,240,973
Expense reductions	(263,983)	50,976,990
Net investment income (loss)		12,923,642
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,400,269,038
Foreign currency transactions	363,663
Total net realized gain (loss)		1,400,632,701
Change in net unrealized appreciation (depreciation) on: Investment securities	354,410,577
Assets and liabilities in foreign currencies	26,220
Total change in net unrealized appreciation (depreciation)		354,436,797
Net gain (loss)		1,755,069,498
Net increase (decrease) in net assets resulting from operations		$ 1,767,993,140

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,923,642	$ 44,825,931
Net realized gain (loss)	1,400,632,701	1,210,469,636
Change in net unrealized appreciation (depreciation)	354,436,797	(728,402,326)
Net increase (decrease) in net assets resulting from operations	1,767,993,140	526,893,241
Distributions to shareholders from net investment income	(57,202,897)	(29,989,011)
Distributions to shareholders from net realized gain	(6,419,893)	-
Total distributions	(63,622,790)	(29,989,011)
Share transactions - net increase (decrease)	(869,609,806)	(2,000,205,631)
Redemption fees	13,352	1,882
Total increase (decrease) in net assets	834,773,896	(1,503,299,519)

Net Assets
Beginning of period	7,197,690,034	8,700,989,553
End of period (including distributions in excess of net investment income of $418,554 and undistributed net investment income of $43,290,513, respectively)	$ 8,032,463,930	$ 7,197,690,034

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.87	$ 33.70	$ 32.01	$ 31.04	$ 23.44
Income from Investment Operations
Net investment income (loss) C	.09	.21	.11	.15 F, I	.07
Net realized and unrealized gain (loss)	9.53	2.09	1.74	.90	7.60
Total from investment operations	9.62	2.30	1.85	1.05	7.67
Distributions from net investment income	(.33)	(.13)	(.16)	(.08)	(.07)
Distributions from net realized gain	(.04)	-	-	-	-
Total distributions	(.37)	(.13)	(.16)	(.08)	(.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 45.12	$ 35.87	$ 33.70	$ 32.01	$ 31.04
Total Return A, B	26.96%	6.85%	5.80%	3.38%	32.85%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.68%	.67%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.68%	.67%	.68%	.67%
Expenses net of all reductions	.64%	.67%	.63%	.65%	.64%
Net investment income (loss)	.21%	.61%	.36%	.47% I	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,002,656	$ 5,610,629	$ 6,726,655	$ 7,796,888	$ 8,594,509
Portfolio turnover rate E	109%	114%	79%	72%	61%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003 net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.72	$ 33.56	$ 31.88	$ 30.92	$ 23.34
Income from Investment Operations
Net investment income (loss) C	.04	.18	.08	.11 F, I	.05
Net realized and unrealized gain (loss)	9.51	2.07	1.72	.90	7.58
Total from investment operations	9.55	2.25	1.80	1.01	7.63
Distributions from net investment income	(.24)	(.09)	(.12)	(.05)	(.05)
Distributions from net realized gain	(.04)	-	-	-	-
Total distributions	(.28)	(.09)	(.12)	(.05)	(.05)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 44.99	$ 35.72	$ 33.56	$ 31.88	$ 30.92
Total Return A, B	26.87%	6.73%	5.67%	3.26%	32.78%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.78%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.75%	.78%	.77%	.78%	.77%
Expenses net of all reductions	.74%	.77%	.73%	.75%	.74%
Net investment income (loss)	.11%	.51%	.26%	.37% I	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 929,848	$ 877,279	$ 1,086,172	$ 1,326,262	$ 1,401,298
Portfolio turnover rate E	109%	114%	79%	72%	61%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003 net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.42	$ 33.29	$ 31.64	$ 30.72	$ 23.21
Income from Investment Operations
Net investment income (loss) C	(.02)	.12	.03	.07 F, I	.01
Net realized and unrealized gain (loss)	9.43	2.07	1.71	.89	7.53
Total from investment operations	9.41	2.19	1.74	.96	7.54
Distributions from net investment income	(.15)	(.06)	(.09)	(.04)	(.03)
Distributions from net realized gain	(.03)	-	-	-	-
Total distributions	(.18)	(.06)	(.09)	(.04)	(.03)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 44.65	$ 35.42	$ 33.29	$ 31.64	$ 30.72
Total Return A, B	26.66%	6.57%	5.50%	3.12%	32.54%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.94%	.92%	.93%	.92%
Expenses net of fee waivers, if any	.90%	.94%	.92%	.93%	.92%
Expenses net of all reductions	.89%	.92%	.88%	.90%	.89%
Net investment income (loss)	(.04) %	.36%	.11%	.22% I	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 898,204	$ 627,754	$ 858,587	$ 811,126	$ 609,798
Portfolio turnover rate E	109%	114%	79%	72%	61%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003 net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.28	$ 33.18	$ 31.54	$ 30.65	$ 23.20
Income from Investment Operations
Net investment income (loss) C	(.01)	.12	.04	.07 F, I	.01
Net realized and unrealized gain (loss)	9.38	2.06	1.70	.88	7.51
Total from investment operations	9.37	2.18	1.74	.95	7.52
Distributions from net investment income	(.19)	(.08)	(.10)	(.06)	(.07)
Distributions from net realized gain	(.04)	-	-	-	-
Total distributions	(.23)	(.08)	(.10)	(.06)	(.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 44.42	$ 35.28	$ 33.18	$ 31.54	$ 30.65
Total Return A, B	26.66%	6.58%	5.52%	3.10%	32.54%
Ratios to Average Net Assets D, G
Expenses before reductions	.89%	.93%	.92%	.93%	.92%
Expenses net of fee waivers, if any	.89%	.93%	.92%	.93%	.92%
Expenses net of all reductions	.89%	.92%	.88%	.90%	.90%
Net investment income (loss)	(.04) %	.36%	.12%	.22% I	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,051	$ 5,063	$ 5,409	$ 2,667	$ 1,369
Portfolio turnover rate E	109%	114%	79%	72%	61%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003 net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 35.78	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.04	.17	.03
Net realized and unrealized gain (loss)	9.50	2.08	1.04
Total from investment operations	9.54	2.25	1.07
Distributions from net investment income	(.28)	(.14)	-
Distributions from net realized gain	(.04)	-	-
Total distributions	(.32)	(.14)	-
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 45.00	$ 35.78	$ 33.67
Total Return B, C, D	26.81%	6.72%	3.28%
Ratios to Average Net Assets F, I
Expenses before reductions	.76%	.81%	.83% A
Expenses net of fee waivers, if any	.76%	.81%	.83% A
Expenses net of all reductions	.76%	.80%	.79% A
Net investment income (loss)	.09%	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,705	$ 76,965	$ 24,166
Portfolio turnover rate G	109%	114%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carry forwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,511,628,967
Unrealized depreciation	(216,319,100)
Net unrealized appreciation (depreciation)	1,295,309,867
Capital loss carryforward	(394,129,722)

Cost for federal income tax purposes	$ 6,760,036,971

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 63,622,790	$ 29,989,011

Trading (Redemption) Fees. Service Class 2 R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,088,161,441 and $9,010,616,414, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 876,883
Service Class 2	1,863,841
Service Class 2R	27,220
$ 2,767,944

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 3,816,994
Service Class	586,305
Service Class 2	506,965
Service Class 2R	7,129
Investor Class	216,947
$ 5,134,340

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71,995 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,241,343	5.16%	$ 96,586

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $15,403 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $261,854 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $439.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 48,163,694	$ 25,469,432
Service Class	5,568,863	2,969,186
Service Class 2	2,694,835	1,415,183
Service Class 2R	42,158	11,992
Investor Class	733,347	123,218
Total	$ 57,202,897	$ 29,989,011
From net realized gain
Initial Class	$ 4,929,899	$ -
Service Class	762,636	-
Service Class 2	563,891	-
Service Class 2R	17,112	-
Investor Class	146,355	-
Total	$ 6,419,893	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	6,352,261	3,610,816	$ 263,603,689	$ 124,622,618
Reinvestment of distributions	1,365,559	750,646	53,093,593	25,469,432
Shares redeemed	(31,109,602)	(47,564,114)	(1,235,111,333)	(1,648,287,637)
Net increase (decrease)	(23,391,782)	(43,202,652)	$ (918,414,051)	$ (1,498,195,587)
Service Class
Shares sold	2,661,654	904,973	$ 112,874,994	$ 31,365,157
Reinvestment of distributions	164,792	87,794	6,331,499	2,969,186
Shares redeemed	(6,714,602)	(8,801,822)	(264,599,886)	(303,894,497)
Net increase (decrease)	(3,888,156)	(7,809,055)	$ (145,393,393)	$ (269,560,154)
Service Class 2
Shares sold	6,700,657	3,844,723	$ 277,901,012	$ 131,119,141
Reinvestment of distributions	86,329	42,144	3,258,726	1,415,183
Shares redeemed	(4,393,246)	(11,956,728)	(178,974,484)	(413,608,979)
Net increase (decrease)	2,393,740	(8,069,861)	$ 102,185,254	$ (281,074,655)
Service Class 2R
Shares sold	452,190	109,377	$ 18,759,040	$ 3,727,115
Reinvestment of distributions	1,458	358	59,270	11,992
Shares redeemed	(145,771)	(129,250)	(6,009,422)	(4,434,759)
Net increase (decrease)	307,877	(19,515)	$ 12,808,888	$ (695,652)
Investor Class
Shares sold	2,273,784	1,635,275	$ 95,486,744	$ 56,255,612
Reinvestment of distributions	22,125	3,637	879,702	123,218
Shares redeemed	(409,459)	(205,451)	(17,162,950)	(7,058,413)
Net increase (decrease)	1,886,450	1,433,461	$ 79,203,496	$ 49,320,417

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Growth. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Initial Class, Service Class, Service Class 2, Service Class 2R and Investor Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRWT-ANN-0208
1.540077.110

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Service Class 2R A	26.66%	14.25%	6.59%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

During the one-year period, the fund's return was more than double the 11.40% gain of the Russell 3000® Growth Index. (For specific portfolio performance results, please refer to the performance section of this report.) Most of the upside performance was generated by good stock picking, particularly among the fund's largest holdings, which, because of their relative size, provided significant boosts. Favorable sector positioning in consumer discretionary and industrials also added value. The fund's six top relative contributors were all among the fund's 10 largest holdings over the past 12 months. These six top contributors included: Research in Motion, the Canadian maker of the BlackBerry wireless messaging device; McDermott International, an engineering and construction firm; ABB, the Swiss manufacturer of power transmission and distribution equipment; Nokia, the Finnish mobile handset maker; biopharmaceuticals firm Biogen Idec; and data storage company EMC. The position in RIM was sold to lock in its substantial profits. Relative performance was tempered by not owning sufficiently large stakes in some of the index's strong-performing names, such as software colossus Microsoft, consumer electronics giant Apple and semiconductor chip leader Intel, the latter two of which I sold. Elsewhere, overweighted positions in two technology names - semiconductor maker Broadcom and data storage firm Network Appliance - detracted when the companies missed earnings projections. The position in Network Appliance was eliminated by period end, although I continued to hold Broadcom based on my favorable view of its long-term prospects.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,128.10	$ 3.49
HypotheticalA	$ 1,000.00	$ 1,021.93	$ 3.31
Service Class
Actual	$ 1,000.00	$ 1,127.70	$ 4.02
HypotheticalA	$ 1,000.00	$ 1,021.42	$ 3.82
Service Class 2
Actual	$ 1,000.00	$ 1,126.80	$ 4.82
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Service Class 2R
Actual	$ 1,000.00	$ 1,126.70	$ 4.82
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.58
Investor Class
Actual	$ 1,000.00	$ 1,127.50	$ 4.13
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.65%
Service Class	.75%
Service Class 2.90%
Service Class 2R	.90%
Investor Class	.77%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. sponsored ADR	5.3	1.7
Berkshire Hathaway, Inc. Class B	4.4	0.0
Procter & Gamble Co.	4.3	0.7
EMC Corp.	4.1	4.6
Microsoft Corp.	3.1	1.2
Broadcom Corp. Class A	2.9	2.3
ABB Ltd. sponsored ADR	2.8	2.9
Cisco Systems, Inc.	2.8	3.1
The Western Union Co.	2.7	1.8
Applied Materials, Inc.	2.4	1.9
	34.8
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.1	39.7
Industrials	12.5	10.1
Health Care	12.4	16.4
Financials	11.0	9.2
Energy	10.4	10.2
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007**
	Stocks 99.8%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	25.5%	** Foreign investments	24.6%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 1.9%
BJ's Restaurants, Inc. (a)	175,892	$ 2,860,004
McDonald's Corp.	2,077,937	122,411,269
Starbucks Corp. (a)	1,241,754	25,418,704
		150,689,977
Household Durables - 0.3%
TomTom Group BV (a)	343,171	25,792,424
Leisure Equipment & Products - 0.5%
Nikon Corp.	1,282,000	43,689,696
Media - 0.3%
National CineMedia, Inc.	819,490	20,659,343
Specialty Retail - 0.3%
DSW, Inc. Class A (a)(d)	1,064,552	19,970,996
TOTAL CONSUMER DISCRETIONARY		260,802,436
CONSUMER STAPLES - 8.1%
Beverages - 0.6%
PepsiCo, Inc.	591,729	44,912,231
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	1,516,485	60,280,279
Food Products - 1.0%
Nestle SA sponsored ADR	667,800	76,463,100
Household Products - 5.8%
Colgate-Palmolive Co.	1,585,063	123,571,511
Procter & Gamble Co.	4,718,618	346,440,934
		470,012,445
TOTAL CONSUMER STAPLES		651,668,055
ENERGY - 10.4%
Energy Equipment & Services - 3.2%
Cameron International Corp. (a)	398,600	19,184,618
FMC Technologies, Inc. (a)	328,800	18,642,960
National Oilwell Varco, Inc. (a)	515,548	37,872,156
Schlumberger Ltd. (NY Shares)	1,687,535	166,002,818
Transocean, Inc. (a)	118,300	16,934,645
		258,637,197
Oil, Gas & Consumable Fuels - 7.2%
Chesapeake Energy Corp.	1,112,191	43,597,887
Denbury Resources, Inc. (a)	2,300,608	68,443,088
EnCana Corp.	220,700	14,993,961
Energy Transfer Equity LP	223,100	7,859,813
Enterprise Products Partners LP	453,700	14,463,956
EOG Resources, Inc.	728,531	65,021,392
Hess Corp.	87,100	8,784,906
OAO Gazprom sponsored ADR	1,060,575	59,710,373
Petroleo Brasileiro SA - Petrobras sponsored ADR	464,000	53,471,360
Ultra Petroleum Corp. (a)	1,096,726	78,415,909

	Shares	Value
Valero Energy Corp.	1,128,900	$ 79,056,867
Williams Companies, Inc.	2,331,647	83,426,330
		577,245,842
TOTAL ENERGY		835,883,039
FINANCIALS - 11.0%
Capital Markets - 3.4%
Charles Schwab Corp.	4,801,472	122,677,610
Janus Capital Group, Inc.	1,134,900	37,281,465
Northern Trust Corp.	516,679	39,567,278
T. Rowe Price Group, Inc.	1,206,957	73,479,542
		273,005,895
Commercial Banks - 0.3%
East West Bancorp, Inc. (d)	388,122	9,404,196
UCBH Holdings, Inc.	1,042,900	14,767,464
		24,171,660
Diversified Financial Services - 0.3%
Bovespa Holding SA	476,000	8,915,640
CME Group, Inc.	26,500	18,179,000
		27,094,640
Insurance - 7.0%
AFLAC, Inc.	727,020	45,533,263
Berkshire Hathaway, Inc.:
Class A (a)	418	59,188,800
Class B (a)	75,311	356,672,896
Principal Financial Group, Inc.	649,775	44,730,511
Prudential Financial, Inc.	556,900	51,813,976
		557,939,446
TOTAL FINANCIALS		882,211,641
HEALTH CARE - 12.4%
Biotechnology - 3.7%
Acorda Therapeutics, Inc. (a)(d)	1,171,983	25,736,747
Altus Pharmaceuticals, Inc. (a)(d)	1,132,009	5,863,807
Biogen Idec, Inc. (a)	2,279,867	129,770,030
CSL Ltd.	2,091,409	66,606,617
Gilead Sciences, Inc. (a)	1,426,684	65,641,731
		293,618,932
Health Care Equipment & Supplies - 3.8%
Alcon, Inc.	262,400	37,533,696
ArthroCare Corp. (a)(d)	255,015	12,253,471
Becton, Dickinson & Co.	807,400	67,482,492
C.R. Bard, Inc.	485,500	46,025,400
Cochlear Ltd.	327,190	21,465,270
DENTSPLY International, Inc.	858,014	38,627,790
Medtronic, Inc.	1,169,400	58,785,738
Sirona Dental Systems, Inc. (a)(d)	786,244	26,323,449
		308,497,306
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 1.2%
Henry Schein, Inc. (a)	925,675	$ 56,836,445
Medco Health Solutions, Inc. (a)	403,100	40,874,340
		97,710,785
Life Sciences Tools & Services - 1.0%
Charles River Laboratories International, Inc. (a)	124,808	8,212,366
Covance, Inc. (a)	847,564	73,415,994
		81,628,360
Pharmaceuticals - 2.7%
Allergan, Inc.	447,100	28,721,704
Merck & Co., Inc.	3,248,700	188,781,957
		217,503,661
TOTAL HEALTH CARE		998,959,044
INDUSTRIALS - 12.5%
Aerospace & Defense - 1.0%
General Dynamics Corp.	910,900	81,060,991
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	341,900	13,484,536
Commercial Services & Supplies - 0.2%
Corrections Corp. of America (a)	535,370	15,798,769
Construction & Engineering - 2.7%
Fluor Corp.	466,000	67,905,520
Foster Wheeler Ltd. (a)	294,300	45,622,386
Jacobs Engineering Group, Inc. (a)	622,700	59,536,347
KBR, Inc.	1,035,779	40,188,225
		213,252,478
Electrical Equipment - 4.9%
ABB Ltd. sponsored ADR	7,830,500	225,518,400
Alstom SA	244,627	52,480,271
Cooper Industries Ltd. Class A	281,600	14,891,008
Gamesa Corporacion Tecnologica, SA	107,720	5,027,466
Vestas Wind Systems AS (a)	919,400	99,327,482
		397,244,627
Industrial Conglomerates - 2.4%
Global Consumer Acquisition Corp. unit	504,400	4,973,384
McDermott International, Inc. (a)	3,107,428	183,431,475
		188,404,859
Machinery - 1.1%
Hansen Transmission International NV	4,657,200	26,649,094
Sulzer AG (Reg.)	43,925	64,532,891
		91,181,985
TOTAL INDUSTRIALS		1,000,428,245

	Shares	Value
INFORMATION TECHNOLOGY - 37.1%
Communications Equipment - 10.2%
Cisco Systems, Inc. (a)	8,245,900	$ 223,216,513
Corning, Inc.	5,588,300	134,063,317
Harris Corp.	607,500	38,078,100
Nokia Corp. sponsored ADR	11,140,900	427,699,146
		823,057,076
Computers & Peripherals - 4.3%
EMC Corp. (a)	17,659,399	327,228,663
Western Digital Corp. (a)	667,476	20,164,450
		347,393,113
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A	1,546,164	71,695,625
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	455,181	15,749,263
eBay, Inc. (a)	1,173,541	38,949,826
Google, Inc. Class A (sub. vtg.) (a)	261,343	180,713,458
Omniture, Inc. (a)	683,506	22,753,915
The Knot, Inc. (a)	1,026,115	16,356,273
VeriSign, Inc. (a)	2,321,064	87,295,217
		361,817,952
IT Services - 5.6%
Cognizant Technology Solutions Corp. Class A (a)	2,607,462	88,497,260
ExlService Holdings, Inc. (a)	918,112	21,190,025
Infosys Technologies Ltd.	1,072,235	48,160,099
Infosys Technologies Ltd. sponsored ADR	591,500	26,830,440
Mastercard, Inc. Class A	158,200	34,044,640
The Western Union Co.	9,051,835	219,778,554
WNS Holdings Ltd. ADR (a)	872,100	14,258,835
		452,759,853
Semiconductors & Semiconductor Equipment - 5.6%
Applied Materials, Inc.	10,669,839	189,496,341
Broadcom Corp. Class A (a)	8,934,666	233,552,169
MediaTek, Inc.	1,904,650	24,725,799
		447,774,309
Software - 6.0%
Activision, Inc. (a)	1,664,589	49,438,293
Citrix Systems, Inc. (a)	208,100	7,909,881
Electronic Arts, Inc. (a)	700,787	40,932,969
Microsoft Corp.	6,930,161	246,713,732
Nintendo Co. Ltd.	154,800	91,703,515
Red Hat, Inc. (a)	228,161	4,754,875
Salesforce.com, Inc. (a)	598,371	37,511,878
		478,965,143
TOTAL INFORMATION TECHNOLOGY		2,983,463,071
Common Stocks - continued
	Shares	Value
MATERIALS - 2.7%
Chemicals - 2.5%
Albemarle Corp.	729,575	$ 30,094,969
Monsanto Co.	658,042	73,496,711
The Mosaic Co. (a)	1,009,870	95,271,136
		198,862,816
Metals & Mining - 0.2%
Compass Minerals International, Inc.	414,257	16,984,537
TOTAL MATERIALS		215,847,353
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV Series L sponsored ADR	448,100	27,508,859
UTILITIES - 2.0%
Electric Utilities - 1.3%
Allegheny Energy, Inc.	921,040	58,587,354
Entergy Corp.	332,214	39,706,217
PPL Corp.	146,500	7,631,185
		105,924,756
Independent Power Producers & Energy Traders - 0.5%
Constellation Energy Group, Inc.	400,920	41,106,328
Multi-Utilities - 0.2%
Wisconsin Energy Corp.	323,096	15,738,006
TOTAL UTILITIES		162,769,090
TOTAL COMMON STOCKS (Cost $6,715,646,739)		8,019,540,833
Money Market Funds - 0.5%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	26,852,155	$ 26,852,155
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	8,953,850	8,953,850
TOTAL MONEY MARKET FUNDS (Cost $35,806,005)		35,806,005
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $6,751,452,744)	8,055,346,838
NET OTHER ASSETS - (0.3)%	(22,882,908)
NET ASSETS - 100%	$ 8,032,463,930
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,735,266
Fidelity Securities Lending Cash Central Fund	1,808,863
Total	$ 5,544,129
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.5%
Finland	5.3%
Switzerland	5.1%
Panama	2.3%
Netherlands Antilles	2.1%
Japan	1.6%
Denmark	1.2%
Canada	1.2%
Australia	1.2%
Others (individually less than 1%)	5.5%
100.0%
Income Tax Information
At December 31, 2007, the fund had a capital loss carryforward of approximately $394,129,722 of which $349,421,868 and $44,707,854 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $8,661,734) - See accompanying schedule: Unaffiliated issuers (cost $6,715,646,739)	$ 8,019,540,833
Fidelity Central Funds (cost $35,806,005)	35,806,005
Total Investments (cost $6,751,452,744)		$ 8,055,346,838
Cash		889,928
Foreign currency held at value (cost $39,090)		39,090
Receivable for investments sold		7,629,449
Receivable for foreign currency contracts		2,436,891
Receivable for fund shares sold		4,976,204
Dividends receivable		3,641,439
Distributions receivable from Fidelity Central Funds		131,985
Prepaid expenses		25,861
Other receivables		553,414
Total assets		8,075,671,099

Liabilities
Payable for investments purchased	$ 6,422,829
Payable for foreign currency contracts	1,892,031
Payable for fund shares redeemed	20,787,037
Accrued management fee	3,743,370
Distribution fees payable	270,690
Other affiliated payables	568,732
Other payables and accrued expenses	568,630
Collateral on securities loaned, at value	8,953,850
Total liabilities		43,207,169

Net Assets		$ 8,032,463,930
Net Assets consist of:
Paid in capital		$ 7,131,536,622
Distributions in excess of net investment income		(418,554)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(402,549,789)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,303,895,651
Net Assets		$ 8,032,463,930

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($6,002,656,476 ÷ 133,035,487 shares)	$ 45.12

Service Class: Net Asset Value, offering price and redemption price per share ($929,847,960 ÷ 20,669,427 shares)	$ 44.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($898,203,789 ÷ 20,115,368 shares)	$ 44.65

Service Class 2R: Net Asset Value, offering price and redemption price per share ($20,050,502 ÷ 451,389 shares)	$ 44.42

Investor Class: Net Asset Value, offering price and redemption price per share ($181,705,203 ÷ 4,037,720 shares)	$ 45.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 58,286,769
Interest		69,734
Income from Fidelity Central Funds (including $1,808,863 from security lending)		5,544,129
Total income		63,900,632

Expenses
Management fee	$ 41,821,194
Transfer agent fees	5,134,340
Distribution fees	2,767,944
Accounting and security lending fees	1,207,740
Custodian fees and expenses	244,832
Independent trustees' compensation	25,768
Appreciation in deferred trustee compensation account	1,192
Audit	95,357
Legal	50,110
Interest	96,586
Miscellaneous	(204,090)
Total expenses before reductions	51,240,973
Expense reductions	(263,983)	50,976,990
Net investment income (loss)		12,923,642
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,400,269,038
Foreign currency transactions	363,663
Total net realized gain (loss)		1,400,632,701
Change in net unrealized appreciation (depreciation) on: Investment securities	354,410,577
Assets and liabilities in foreign currencies	26,220
Total change in net unrealized appreciation (depreciation)		354,436,797
Net gain (loss)		1,755,069,498
Net increase (decrease) in net assets resulting from operations		$ 1,767,993,140

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,923,642	$ 44,825,931
Net realized gain (loss)	1,400,632,701	1,210,469,636
Change in net unrealized appreciation (depreciation)	354,436,797	(728,402,326)
Net increase (decrease) in net assets resulting from operations	1,767,993,140	526,893,241
Distributions to shareholders from net investment income	(57,202,897)	(29,989,011)
Distributions to shareholders from net realized gain	(6,419,893)	-
Total distributions	(63,622,790)	(29,989,011)
Share transactions - net increase (decrease)	(869,609,806)	(2,000,205,631)
Redemption fees	13,352	1,882
Total increase (decrease) in net assets	834,773,896	(1,503,299,519)

Net Assets
Beginning of period	7,197,690,034	8,700,989,553
End of period (including distributions in excess of net investment income of $418,554 and undistributed net investment income of $43,290,513, respectively)	$ 8,032,463,930	$ 7,197,690,034

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.87	$ 33.70	$ 32.01	$ 31.04	$ 23.44
Income from Investment Operations
Net investment income (loss) C	.09	.21	.11	.15 F, I	.07
Net realized and unrealized gain (loss)	9.53	2.09	1.74	.90	7.60
Total from investment operations	9.62	2.30	1.85	1.05	7.67
Distributions from net investment income	(.33)	(.13)	(.16)	(.08)	(.07)
Distributions from net realized gain	(.04)	-	-	-	-
Total distributions	(.37)	(.13)	(.16)	(.08)	(.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 45.12	$ 35.87	$ 33.70	$ 32.01	$ 31.04
Total Return A, B	26.96%	6.85%	5.80%	3.38%	32.85%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.68%	.67%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.68%	.67%	.68%	.67%
Expenses net of all reductions	.64%	.67%	.63%	.65%	.64%
Net investment income (loss)	.21%	.61%	.36%	.47% I	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,002,656	$ 5,610,629	$ 6,726,655	$ 7,796,888	$ 8,594,509
Portfolio turnover rate E	109%	114%	79%	72%	61%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003 net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.72	$ 33.56	$ 31.88	$ 30.92	$ 23.34
Income from Investment Operations
Net investment income (loss) C	.04	.18	.08	.11 F, I	.05
Net realized and unrealized gain (loss)	9.51	2.07	1.72	.90	7.58
Total from investment operations	9.55	2.25	1.80	1.01	7.63
Distributions from net investment income	(.24)	(.09)	(.12)	(.05)	(.05)
Distributions from net realized gain	(.04)	-	-	-	-
Total distributions	(.28)	(.09)	(.12)	(.05)	(.05)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 44.99	$ 35.72	$ 33.56	$ 31.88	$ 30.92
Total Return A, B	26.87%	6.73%	5.67%	3.26%	32.78%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.78%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.75%	.78%	.77%	.78%	.77%
Expenses net of all reductions	.74%	.77%	.73%	.75%	.74%
Net investment income (loss)	.11%	.51%	.26%	.37% I	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 929,848	$ 877,279	$ 1,086,172	$ 1,326,262	$ 1,401,298
Portfolio turnover rate E	109%	114%	79%	72%	61%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003 net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.42	$ 33.29	$ 31.64	$ 30.72	$ 23.21
Income from Investment Operations
Net investment income (loss) C	(.02)	.12	.03	.07 F, I	.01
Net realized and unrealized gain (loss)	9.43	2.07	1.71	.89	7.53
Total from investment operations	9.41	2.19	1.74	.96	7.54
Distributions from net investment income	(.15)	(.06)	(.09)	(.04)	(.03)
Distributions from net realized gain	(.03)	-	-	-	-
Total distributions	(.18)	(.06)	(.09)	(.04)	(.03)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 44.65	$ 35.42	$ 33.29	$ 31.64	$ 30.72
Total Return A, B	26.66%	6.57%	5.50%	3.12%	32.54%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.94%	.92%	.93%	.92%
Expenses net of fee waivers, if any	.90%	.94%	.92%	.93%	.92%
Expenses net of all reductions	.89%	.92%	.88%	.90%	.89%
Net investment income (loss)	(.04) %	.36%	.11%	.22% I	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 898,204	$ 627,754	$ 858,587	$ 811,126	$ 609,798
Portfolio turnover rate E	109%	114%	79%	72%	61%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003 net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 35.28	$ 33.18	$ 31.54	$ 30.65	$ 23.20
Income from Investment Operations
Net investment income (loss) C	(.01)	.12	.04	.07 F, I	.01
Net realized and unrealized gain (loss)	9.38	2.06	1.70	.88	7.51
Total from investment operations	9.37	2.18	1.74	.95	7.52
Distributions from net investment income	(.19)	(.08)	(.10)	(.06)	(.07)
Distributions from net realized gain	(.04)	-	-	-	-
Total distributions	(.23)	(.08)	(.10)	(.06)	(.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 44.42	$ 35.28	$ 33.18	$ 31.54	$ 30.65
Total Return A, B	26.66%	6.58%	5.52%	3.10%	32.54%
Ratios to Average Net Assets D, G
Expenses before reductions	.89%	.93%	.92%	.93%	.92%
Expenses net of fee waivers, if any	.89%	.93%	.92%	.93%	.92%
Expenses net of all reductions	.89%	.92%	.88%	.90%	.90%
Net investment income (loss)	(.04) %	.36%	.12%	.22% I	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,051	$ 5,063	$ 5,409	$ 2,667	$ 1,369
Portfolio turnover rate E	109%	114%	79%	72%	61%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003 net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 35.78	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.04	.17	.03
Net realized and unrealized gain (loss)	9.50	2.08	1.04
Total from investment operations	9.54	2.25	1.07
Distributions from net investment income	(.28)	(.14)	-
Distributions from net realized gain	(.04)	-	-
Total distributions	(.32)	(.14)	-
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 45.00	$ 35.78	$ 33.67
Total Return B, C, D	26.81%	6.72%	3.28%
Ratios to Average Net Assets F, I
Expenses before reductions	.76%	.81%	.83% A
Expenses net of fee waivers, if any	.76%	.81%	.83% A
Expenses net of all reductions	.76%	.80%	.79% A
Net investment income (loss)	.09%	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,705	$ 76,965	$ 24,166
Portfolio turnover rate G	109%	114%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carry forwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,511,628,967
Unrealized depreciation	(216,319,100)
Net unrealized appreciation (depreciation)	1,295,309,867
Capital loss carryforward	(394,129,722)

Cost for federal income tax purposes	$ 6,760,036,971

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 63,622,790	$ 29,989,011

Trading (Redemption) Fees. Service Class 2 R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,088,161,441 and $9,010,616,414, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 876,883
Service Class 2	1,863,841
Service Class 2R	27,220
$ 2,767,944

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 3,816,994
Service Class	586,305
Service Class 2	506,965
Service Class 2R	7,129
Investor Class	216,947
$ 5,134,340

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71,995 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,241,343	5.16%	$ 96,586

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $15,403 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $261,854 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $439.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 48,163,694	$ 25,469,432
Service Class	5,568,863	2,969,186
Service Class 2	2,694,835	1,415,183
Service Class 2R	42,158	11,992
Investor Class	733,347	123,218
Total	$ 57,202,897	$ 29,989,011
From net realized gain
Initial Class	$ 4,929,899	$ -
Service Class	762,636	-
Service Class 2	563,891	-
Service Class 2R	17,112	-
Investor Class	146,355	-
Total	$ 6,419,893	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	6,352,261	3,610,816	$ 263,603,689	$ 124,622,618
Reinvestment of distributions	1,365,559	750,646	53,093,593	25,469,432
Shares redeemed	(31,109,602)	(47,564,114)	(1,235,111,333)	(1,648,287,637)
Net increase (decrease)	(23,391,782)	(43,202,652)	$ (918,414,051)	$ (1,498,195,587)
Service Class
Shares sold	2,661,654	904,973	$ 112,874,994	$ 31,365,157
Reinvestment of distributions	164,792	87,794	6,331,499	2,969,186
Shares redeemed	(6,714,602)	(8,801,822)	(264,599,886)	(303,894,497)
Net increase (decrease)	(3,888,156)	(7,809,055)	$ (145,393,393)	$ (269,560,154)
Service Class 2
Shares sold	6,700,657	3,844,723	$ 277,901,012	$ 131,119,141
Reinvestment of distributions	86,329	42,144	3,258,726	1,415,183
Shares redeemed	(4,393,246)	(11,956,728)	(178,974,484)	(413,608,979)
Net increase (decrease)	2,393,740	(8,069,861)	$ 102,185,254	$ (281,074,655)
Service Class 2R
Shares sold	452,190	109,377	$ 18,759,040	$ 3,727,115
Reinvestment of distributions	1,458	358	59,270	11,992
Shares redeemed	(145,771)	(129,250)	(6,009,422)	(4,434,759)
Net increase (decrease)	307,877	(19,515)	$ 12,808,888	$ (695,652)
Investor Class
Shares sold	2,273,784	1,635,275	$ 95,486,744	$ 56,255,612
Reinvestment of distributions	22,125	3,637	879,702	123,218
Shares redeemed	(409,459)	(205,451)	(17,162,950)	(7,058,413)
Net increase (decrease)	1,886,450	1,433,461	$ 79,203,496	$ 49,320,417

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Growth. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Growth. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Growth. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Service Class 2R designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRWTR-ANN-0208
1.811845.103

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class	2.79%	10.37%	1.84%
VIP High Income - Service Class A	2.66%	10.22%	1.73%
VIP High Income - Service Class 2 B	2.54%	10.06%	1.60%
VIP High Income - Investor Class C	2.56%	10.29%	1.80%

A Performance for Service Class shares reflects our asset based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch ® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the year that ended December 31, 2007, the fund performed roughly in line with the Merrill Lynch index. (For specific portfolio performance results, please refer to the performance section of this report.) Positive security selection in the casino gaming, shipping and restaurant groups proved the most helpful to the fund's relative return. An underweighting in lower-rated bonds also buoyed performance, as more-speculative credits lagged. Less-successful issue selection in cable TV, technology and telecommunications hurt relative returns. Top contributors included Lyondell Chemical, Friendly Ice Cream, casino operator Harrah's and shipping company Ship Finance. Fund performance was helped further by underweighting three index components that lagged - automotive manufacturer General Motors, real estate finance firm Residential Capital and diversified realtor Realogy. Tousa Inc. - a homebuilding company - was the top detractor from performance. Bonds issued by cable TV services provider Charter Communications also dampened returns. Further, our holdings of General Motors Acceptance Corp. (GMAC) bonds lagged, as did those of Virgin River Casino and data and voice telecommunication services provider Level 3 Communications - listed as Level 3 Financing. Lastly, underweighting index component Williams Companies hurt, as this energy firm's bonds outperformed. Some of the securities mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 998.00	$ 3.42
HypotheticalA	$ 1,000.00	$ 1,021.78	$ 3.47
Service Class
Actual	$ 1,000.00	$ 996.60	$ 3.93
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2
Actual	$ 1,000.00	$ 996.70	$ 4.73
HypotheticalA	$ 1,000.00	$ 1,020.47	$ 4.79
Initial Class R
Actual	$ 1,000.00	$ 996.60	$ 3.42
HypotheticalA	$ 1,000.00	$ 1,021.78	$ 3.47
Service Class R
Actual	$ 1,000.00	$ 996.20	$ 3.87
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2R
Actual	$ 1,000.00	$ 997.20	$ 4.63
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Investor Class
Actual	$ 1,000.00	$ 995.70	$ 3.82**
HypotheticalA	$ 1,000.00	$ 1,021.37	$ 3.87**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.68%
Service Class	.78%
Service Class 2.94%
Initial Class R	.68%
Service Class R	.77%
Service Class 2R	.92%
Investor Class	.76%**

** If changes to transfer agent contracts, effective February 1, 2008 had been in effect during the entire period, the annualized expense ratio would have been .72% and the expenses paid in the actual and hypothetical examples above would have been $3.62 and $3.67, respectively.

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
MGM Mirage, Inc.	2.4	2.1
Ship Finance International Ltd.	1.9	2.0
Level 3 Financing, Inc.	1.8	2.2
HCA, Inc.	1.8	1.1
Chesapeake Energy Corp.	1.8	1.7
	9.7
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.4	11.3
Telecommunications	8.8	8.9
Gaming	7.6	6.9
Healthcare	7.1	6.7
Electric Utilities	5.9	3.1
Quality Diversification (% of fund's net assets)
As of December 31, 2007	As of June 30, 2007
BBB 1.5%	BBB 1.4%
BB 35.7%	BB 35.4%
B 37.6%	B 42.9%
CCC,CC,C 12.3%	CCC,CC,C 11.8%
Not Rated 1.2%	Not Rated 4.2%
Equities 1.0%	Equities 1.4%
Short-Term Investments and Net Other Assets 10.7%	Short-Term Investments and Net Other Assets 2.9%

We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007**
	Nonconvertible Bonds 80.3%		Nonconvertible Bonds 84.8%
	Convertible Bonds, Preferred Stocks 2.1%		Convertible Bonds, Preferred Stocks 1.2%
	Common Stocks 0.0%		Common Stocks 0.4%
	Floating Rate Loans 6.9%		Floating Rate Loans 10.7%
	Short-Term Investments and Net Other Assets 10.7%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	16.6%	**Foreign investments	14.3%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Corporate Bonds - 81.4%
	Principal Amount	Value
Convertible Bonds - 1.1%
Energy - 0.3%
Chesapeake Energy Corp. 2.75% 11/15/35	$ 2,600,000	$ 3,042,000
Shipping - 0.3%
Horizon Lines, Inc. 4.25% 8/15/12 (d)	3,832,000	3,428,490
Technology - 0.5%
Advanced Micro Devices, Inc. 6% 5/1/15	2,380,000	1,692,775
Lucent Technologies, Inc. 2.875% 6/15/25	2,407,000	1,997,353
Nortel Networks Corp. 1.75% 4/15/12 (d)	3,261,000	2,621,029
		6,311,157
TOTAL CONVERTIBLE BONDS		12,781,647
Nonconvertible Bonds - 80.3%
Aerospace - 1.3%
Bombardier, Inc.:
7.45% 5/1/34 (d)	6,226,000	6,132,610
8% 11/15/14 (d)	2,595,000	2,711,775
L-3 Communications Corp.:
5.875% 1/15/15	445,000	424,975
6.375% 10/15/15	1,220,000	1,201,700
7.625% 6/15/12	4,705,000	4,804,981
		15,276,041
Air Transportation - 2.5%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	7,425,000	7,165,125
8.608% 10/1/12	535,000	532,325
AMR Corp. 9% 8/1/12	1,980,000	1,945,350
Continental Airlines, Inc.:
7.875% 7/2/18	1,132,082	1,064,157
9.558% 9/1/19	1,610,834	1,610,834
Continental Airlines, Inc. pass thru trust certificates:
7.566% 9/15/21	630,795	618,179
7.73% 9/15/12	318,910	307,748
8.388% 5/1/22	573,572	563,534
9.798% 4/1/21	8,064,342	8,346,594
Delta Air Lines, Inc. pass thru trust certificates:
8.021% 8/10/22 (d)	1,680,000	1,642,200
8.954% 8/10/14 (d)	1,290,000	1,273,875
Northwest Airlines, Inc. pass thru trust certificates 8.028% 11/1/17	1,175,000	1,139,750
United Air Lines, Inc. pass-thru certificates Class B, 7.336% 7/2/19	3,300,000	3,052,500
		29,262,171

	Principal Amount	Value
Automotive - 0.3%
Ford Motor Credit Co. LLC 10.2406% 6/15/11 (e)	$ 2,474,000	$ 2,375,040
General Motors Acceptance Corp. 6.875% 9/15/11	895,000	760,750
		3,135,790
Broadcasting - 0.6%
Nexstar Broadcasting, Inc. 7% 1/15/14	1,270,000	1,181,100
Umbrella Acquisition, Inc. 9.75% 3/15/15 pay-in-kind (d)	5,980,000	5,411,900
		6,593,000
Building Materials - 0.1%
Anixter International, Inc. 5.95% 3/1/15	1,540,000	1,366,750
Cable TV - 2.2%
Cablevision Systems Corp. 8% 4/15/12	510,000	499,800
Charter Communications Holdings I LLC:
9.92% 4/1/14	7,090,000	4,183,100
11.125% 1/15/14	2,970,000	1,752,300
12.125% 1/15/15 (c)	2,915,000	1,821,875
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	5,075,000	4,136,125
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	4,875,000	4,753,125
DirecTV Holdings LLC/DirecTV Financing, Inc. 6.375% 6/15/15	1,070,000	1,027,200
EchoStar Communications Corp. 6.375% 10/1/11	1,170,000	1,161,225
Kabel Deutschland GmbH 10.625% 7/1/14	4,635,000	4,866,750
NTL Cable PLC 9.125% 8/15/16	1,380,000	1,362,750
		25,564,250
Capital Goods - 1.7%
Leucadia National Corp.:
7% 8/15/13	850,000	816,000
7.125% 3/15/17	8,230,000	7,695,050
Sensus Metering Systems, Inc. 8.625% 12/15/13	4,325,000	4,227,688
SPX Corp. 7.625% 12/15/14 (d)	3,660,000	3,733,200
Terex Corp. 8% 11/15/17	3,910,000	3,949,100
		20,421,038
Chemicals - 1.9%
Chemtura Corp. 6.875% 6/1/16	2,640,000	2,455,200
Equistar Chemicals LP 7.55% 2/15/26	1,750,000	1,443,750
Momentive Performance Materials, Inc. 9.75% 12/1/14 (d)	9,250,000	8,510,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Chemicals - continued
Nalco Co.:
7.75% 11/15/11	$ 3,005,000	$ 3,035,050
8.875% 11/15/13	260,000	271,050
Nell AF Sarl 8.375% 8/15/15 (d)	765,000	633,038
NOVA Chemicals Corp. 7.8625% 11/15/13 (e)	2,425,000	2,261,313
Phibro Animal Health Corp.:
10% 8/1/13 (d)	1,290,000	1,290,000
13% 8/1/14 (d)	2,035,000	2,035,000
		21,934,401
Consumer Products - 0.5%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	2,610,000	2,505,600
Jostens Holding Corp. 0% 12/1/13 (b)	3,050,000	2,882,250
		5,387,850
Containers - 0.7%
BWAY Corp. 10% 10/15/10	4,245,000	4,202,550
Greif, Inc. 6.75% 2/1/17	3,800,000	3,714,500
		7,917,050
Diversified Media - 1.8%
LBI Media Holdings, Inc. 0% 10/15/13 (b)	5,300,000	4,823,000
Liberty Media Corp. 8.25% 2/1/30	1,735,000	1,664,977
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (b)	3,435,000	2,421,675
10% 8/1/14	3,570,000	3,659,250
Quebecor Media, Inc.:
7.75% 3/15/16	5,920,000	5,727,600
7.75% 3/15/16 (d)	2,880,000	2,786,400
		21,082,902
Electric Utilities - 5.8%
AES Corp.:
7.75% 3/1/14	1,895,000	1,904,475
7.75% 10/15/15 (d)	2,560,000	2,624,000
8% 10/15/17 (d)	2,560,000	2,630,400
Aquila, Inc. 14.875% 7/1/12	2,555,000	3,206,525
Edison Mission Energy 7.2% 5/15/19	1,005,000	974,850
Energy Future Holdings:
10.875% 11/1/17 (d)	6,825,000	6,876,188
11.25% 11/1/17 pay-in-kind (d)	475,000	478,563
Intergen NV 9% 6/30/17 (d)	3,950,000	4,147,500
Mirant Americas Generation LLC:
8.3% 5/1/11	480,000	481,200
8.5% 10/1/21	1,525,000	1,395,375
9.125% 5/1/31	1,270,000	1,181,100

	Principal Amount	Value
NRG Energy, Inc.:
7.375% 2/1/16	$ 5,825,000	$ 5,693,938
7.375% 1/15/17	4,155,000	4,030,350
NSG Holdings II, LLC 7.75% 12/15/25 (d)	7,850,000	7,771,500
Reliant Energy, Inc.:
7.625% 6/15/14	3,860,000	3,802,100
7.875% 6/15/17	3,800,000	3,743,000
Tenaska Alabama Partners LP 7% 6/30/21 (d)	2,056,601	2,005,186
Texas Competitive Electric Holdings Co. LLC:
Series A 10.25% 11/1/15 (d)	4,745,000	4,697,550
Series B 10.25% 11/1/15 (d)	2,950,000	2,920,500
10.5% 11/1/16 pay-in-kind (d)	2,400,000	2,370,000
Utilicorp Canada Finance Corp. 7.75% 6/15/11	4,285,000	4,584,950
Utilicorp United, Inc. 9.95% 2/1/11 (e)	55,000	59,400
		67,578,650
Energy - 9.4%
Atlas Pipeline Partners LP 8.125% 12/15/15	4,080,000	4,039,200
Chaparral Energy, Inc.:
8.5% 12/1/15	4,800,000	4,308,000
8.875% 2/1/17 (d)	1,760,000	1,588,400
Chesapeake Energy Corp.:
6.5% 8/15/17	5,020,000	4,844,300
6.625% 1/15/16	2,045,000	2,004,100
6.875% 1/15/16	3,520,000	3,498,000
7.5% 6/15/14	2,095,000	2,136,900
7.75% 1/15/15	4,390,000	4,477,800
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	435,000	438,263
7.75% 5/15/17	835,000	843,350
Complete Production Services, Inc. 8% 12/15/16	3,535,000	3,411,275
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (d)	2,235,000	2,232,318
El Paso Performance-Linked Trust 7.75% 7/15/11 (d)	5,015,000	5,115,300
Energy Partners Ltd.:
9.75% 4/15/14	2,600,000	2,489,500
10.3675% 4/15/13 (e)	2,870,000	2,826,950
Forest Oil Corp.:
7.25% 6/15/19 (d)	4,990,000	5,064,850
7.75% 5/1/14	1,430,000	1,449,663
8% 12/15/11	1,440,000	1,497,600
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (d)	2,530,000	2,574,275
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (d)	5,890,000	5,757,475
9% 6/1/16 (d)	3,910,000	4,027,300
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
OPTI Canada, Inc. 8.25% 12/15/14 (d)	$ 4,175,000	$ 4,128,240
Pan American Energy LLC 7.75% 2/9/12 (d)	4,700,000	4,629,500
Parker Drilling Co. 9.625% 10/1/13	1,775,000	1,890,375
Petrohawk Energy Corp. 9.125% 7/15/13	5,910,000	6,220,275
Pioneer Natural Resources Co. 6.65% 3/15/17	3,365,000	3,196,750
Plains Exploration & Production Co. 7% 3/15/17	4,230,000	4,039,650
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	885,000	858,450
7.375% 7/15/13	10,075,000	10,276,500
Seitel, Inc. 9.75% 2/15/14	4,330,000	3,680,500
Tesoro Corp. 6.5% 6/1/17	1,950,000	1,930,500
W&T Offshore, Inc. 8.25% 6/15/14 (d)	4,490,000	4,220,600
Williams Companies, Inc. 8.75% 3/15/32	335,000	407,025
		110,103,184
Entertainment/Film - 0.1%
AMC Entertainment, Inc. 8% 3/1/14	1,160,000	1,084,600
Environmental - 0.7%
Allied Waste North America, Inc.:
6.875% 6/1/17	4,655,000	4,550,263
7.125% 5/15/16	3,180,000	3,156,150
Browning-Ferris Industries, Inc. 7.4% 9/15/35	585,000	538,200
		8,244,613
Food and Drug Retail - 0.4%
Rite Aid Corp. 7.5% 3/1/17	5,095,000	4,470,863
Food/Beverage/Tobacco - 1.3%
Dean Foods Co.:
6.9% 10/15/17	2,940,000	2,543,100
7% 6/1/16	1,705,000	1,517,450
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	3,690,000	3,505,500
Pierre Foods, Inc. 9.875% 7/15/12	3,195,000	2,332,350
Smithfield Foods, Inc. 7.75% 7/1/17	5,045,000	4,881,038
		14,779,438
Gaming - 7.3%
Chukchansi Economic Development Authority:
8% 11/15/13 (d)	3,210,000	3,161,850

	Principal Amount	Value
8.2375% 11/15/12 (d)(e)	$ 1,010,000	$ 999,900
Mandalay Resort Group 9.375% 2/15/10	4,655,000	4,817,925
Mashantucket Western Pequot Tribe 8.5% 11/15/15 (d)	3,630,000	3,639,075
MGM Mirage, Inc.:
5.875% 2/27/14	1,320,000	1,204,500
6.625% 7/15/15	2,275,000	2,127,125
6.75% 9/1/12	9,015,000	8,789,625
6.75% 4/1/13	1,065,000	1,027,725
6.875% 4/1/16	6,155,000	5,785,700
7.625% 1/15/17	9,460,000	9,365,400
Mohegan Tribal Gaming Authority:
6.375% 7/15/09	950,000	950,000
7.125% 8/15/14	2,010,000	1,944,675
Park Place Entertainment Corp. 7% 4/15/13	5,705,000	6,446,650
Scientific Games Corp. 6.25% 12/15/12	3,275,000	3,160,375
Seminole Hard Rock Entertainment, Inc. 7.4906% 3/15/14 (d)(e)	1,520,000	1,451,600
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	6,495,000	6,462,525
7.25% 5/1/12	6,020,000	5,989,900
Snoqualmie Entertainment Authority:
9.0625% 2/1/14 (d)(e)	3,315,000	3,082,950
9.125% 2/1/15 (d)	1,930,000	1,843,150
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (b)	2,100,000	1,407,000
9% 1/15/12	3,610,000	2,888,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	3,550,000	3,452,375
6.625% 12/1/14 (d)	5,385,000	5,236,913
		85,234,938
Healthcare - 6.7%
Community Health Systems, Inc. 8.875% 7/15/15	2,000,000	2,035,000
FMC Finance III SA 6.875% 7/15/17 (d)	5,015,000	5,015,000
HCA, Inc.:
6.5% 2/15/16	2,670,000	2,242,800
9.125% 11/15/14	3,950,000	4,103,063
9.25% 11/15/16	9,334,000	9,800,700
9.625% 11/15/16 pay-in-kind	3,860,000	4,091,600
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	2,815,000	2,786,850
LVB Acquisition Merger Sub, Inc.:
10% 10/15/17 (d)	1,525,000	1,551,688
10.375% 10/15/17 pay-in-kind (d)	1,020,000	1,017,450
11.625% 10/15/17 (d)	505,000	494,900
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
Multiplan, Inc. 10.375% 4/15/16 (d)	$ 2,485,000	$ 2,478,788
Omega Healthcare Investors, Inc. 7% 4/1/14	9,970,000	9,621,050
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 10.875% 11/15/14 (d)	3,020,000	2,959,600
Rural/Metro Corp. 9.875% 3/15/15	840,000	802,200
Service Corp. International:
6.75% 4/1/15	3,165,000	3,109,613
7.5% 4/1/27	6,515,000	6,026,375
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	2,445,000	2,542,800
United Surgical Partners International, Inc.:
8.875% 5/1/17	1,540,000	1,516,900
9.25% 5/1/17 pay-in-kind	1,980,000	1,930,500
Universal Hospital Services, Inc. 8.5% 6/1/15 pay-in-kind	1,065,000	1,080,975
US Oncology Holdings, Inc. 10.7594% 3/15/12 pay-in-kind (e)	1,840,000	1,459,158
Ventas Realty LP:
6.5% 6/1/16	1,705,000	1,670,900
6.625% 10/15/14	1,820,000	1,806,350
Viant Holdings, Inc. 10.125% 7/15/17 (d)	3,679,000	3,329,495
VWR Funding, Inc. 10.25% 7/15/15 (d)	4,320,000	4,104,000
		77,577,755
Homebuilding/Real Estate - 1.2%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	3,200,000	2,984,000
7.125% 2/15/13 (d)	2,945,000	2,812,475
8.125% 6/1/12	8,345,000	8,094,650
		13,891,125
Hotels - 0.8%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	3,875,000	3,952,500
Host Marriott LP 7.125% 11/1/13	5,390,000	5,403,475
		9,355,975
Insurance - 0.4%
USI Holdings Corp.:
8.7438% 11/15/14 (d)(e)	4,305,000	3,788,400
9.75% 5/15/15 (d)	1,310,000	1,080,750
		4,869,150

	Principal Amount	Value
Leisure - 2.1%
NCL Corp. Ltd. 10.625% 7/15/14	$ 4,740,000	$ 4,787,400
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	3,080,000	2,972,200
yankee:
7% 6/15/13	1,210,000	1,192,841
7.25% 6/15/16	1,540,000	1,513,050
7.5% 10/15/27	1,980,000	1,794,375
Town Sports International Holdings, Inc. 0% 2/1/14 (b)	1,772,000	1,683,400
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	5,125,000	5,330,000
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	625,000	620,313
9.6613% 5/1/10 (e)	4,340,000	4,394,250
		24,287,829
Metals/Mining - 4.4%
Arch Western Finance LLC 6.75% 7/1/13	6,050,000	5,868,500
Compass Minerals International, Inc. 0% 6/1/13 (b)	8,615,000	8,787,300
Drummond Co., Inc. 7.375% 2/15/16 (d)	8,210,000	7,614,775
FMG Finance Property Ltd.:
9.1238% 9/1/11 (d)(e)	1,200,000	1,224,000
10% 9/1/13 (d)	2,595,000	2,851,256
10.625% 9/1/16 (d)	935,000	1,075,250
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	1,415,000	1,499,900
8.375% 4/1/17	1,485,000	1,588,950
Massey Energy Co.:
6.625% 11/15/10	350,000	341,250
6.875% 12/15/13	7,890,000	7,456,050
Noranda Aluminium Acquisition Corp. 8.7375% 5/15/15 pay-in-kind (d)(e)	3,040,000	2,568,800
Peabody Energy Corp.:
7.375% 11/1/16	2,675,000	2,728,500
7.875% 11/1/26	1,715,000	1,740,725
Vedanta Resources PLC 6.625% 2/22/10 (d)	6,335,000	6,335,000
		51,680,256
Paper - 1.6%
Georgia-Pacific Corp.:
7% 1/15/15 (d)	11,005,000	10,729,875
8.875% 5/15/31	2,325,000	2,232,000
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	2,855,000	2,726,525
Stone Container Finance Co. 7.375% 7/15/14	3,165,000	3,006,750
		18,695,150
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Publishing/Printing - 0.8%
Scholastic Corp. 5% 4/15/13	$ 2,755,000	$ 2,327,975
The Reader's Digest Association, Inc. 9% 2/15/17 (d)	3,305,000	2,792,725
TL Acquisitions, Inc.:
0% 7/15/15 (b)(d)	1,590,000	1,272,000
10.5% 1/15/15 (d)	3,265,000	3,134,400
		9,527,100
Railroad - 0.4%
Kansas City Southern Railway Co. 7.5% 6/15/09	4,860,000	4,860,000
Restaurants - 0.4%
Landry's Restaurants, Inc. 9.5% 12/15/14	4,550,000	4,515,875
Services - 3.5%
ARAMARK Corp.:
8.4113% 2/1/15 (e)	2,160,000	2,106,000
8.5% 2/1/15	3,640,000	3,685,500
Ashtead Capital, Inc. 9% 8/15/16 (d)	3,090,000	2,734,650
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.3688% 5/15/14 (e)	310,000	283,650
7.625% 5/15/14	1,590,000	1,506,525
7.75% 5/15/16	4,015,000	3,743,988
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16	3,320,000	3,486,000
FTI Consulting, Inc.:
7.625% 6/15/13	4,965,000	5,064,300
7.75% 10/1/16	1,555,000	1,621,088
Hertz Corp. 8.875% 1/1/14	1,785,000	1,807,313
Iron Mountain, Inc.:
6.625% 1/1/16	575,000	547,688
7.75% 1/15/15	800,000	808,000
8.25% 7/1/11	5,110,000	5,084,450
8.625% 4/1/13	5,270,000	5,335,875
Penhall International Corp. 12% 8/1/14 (d)	610,000	558,150
Rural/Metro Corp. 0% 3/15/16 (b)	3,185,000	2,356,900
		40,730,077
Shipping - 3.6%
Britannia Bulk PLC 11% 12/1/11	3,395,000	3,530,800
Navios Maritime Holdings, Inc. 9.5% 12/15/14	4,795,000	4,926,863
Overseas Shipholding Group, Inc. 8.25% 3/15/13	445,000	450,563
Ship Finance International Ltd. 8.5% 12/15/13	22,075,000	22,406,109
Teekay Corp. 8.875% 7/15/11	10,618,000	10,989,630
		42,303,965

	Principal Amount	Value
Steels - 1.6%
PNA Group, Inc. 10.75% 9/1/16	$ 1,845,000	$ 1,734,300
PNA Intermediate Holding Corp. 11.8688% 2/15/13 pay-in-kind (d)(e)	775,000	697,500
RathGibson, Inc. 11.25% 2/15/14	4,820,000	4,771,800
Steel Dynamics, Inc.:
6.75% 4/1/15 (d)	10,060,000	9,707,900
7.375% 11/1/12 (d)	2,380,000	2,385,950
		19,297,450
Super Retail - 0.8%
NBC Acquisition Corp. 0% 3/15/13 (b)	1,665,000	1,548,450
Nebraska Book Co., Inc. 8.625% 3/15/12	3,835,000	3,739,125
Toys 'R' US, Inc. 7.625% 8/1/11	4,685,000	3,958,825
		9,246,400
Technology - 4.7%
First Data Corp. 9.875% 9/24/15 (d)	3,455,000	3,204,513
Flextronics International Ltd.:
6.25% 11/15/14	3,110,000	2,938,950
6.5% 5/15/13	3,260,000	3,162,200
Freescale Semiconductor, Inc.:
8.8656% 12/15/14 (e)	3,180,000	2,703,000
8.875% 12/15/14	3,955,000	3,529,838
9.125% 12/15/14 pay-in-kind	2,505,000	2,135,513
10.125% 12/15/16	3,695,000	3,039,138
Hynix Semiconductor, Inc. 7.875% 6/27/17 (d)	4,410,000	3,969,000
IKON Office Solutions, Inc. 9.9263% 1/1/12 (d)(e)	1,410,000	1,417,050
Lucent Technologies, Inc.:
6.45% 3/15/29	3,915,000	3,210,300
6.5% 1/15/28	5,915,000	4,850,300
Nortel Networks Corp.:
9.4925% 7/15/11 (d)(e)	3,860,000	3,744,200
10.125% 7/15/13 (d)	1,825,000	1,898,000
NXP BV 7.9925% 10/15/13 (e)	1,800,000	1,656,000
Seagate Technology HDD Holdings 6.8% 10/1/16	5,425,000	5,316,500
Xerox Capital Trust I 8% 2/1/27	7,840,000	7,800,800
		54,575,302
Telecommunications - 8.1%
Cincinnati Bell, Inc. 8.375% 1/15/14	2,410,000	2,337,700
Digicel Group Ltd.:
8.875% 1/15/15 (d)	4,130,000	3,789,275
9.125% 1/15/15 pay-in-kind (d)	1,847,000	1,690,005
9.25% 9/1/12 (d)	4,605,000	4,708,613
Intelsat Ltd.:
6.5% 11/1/13	8,880,000	6,549,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Ltd.: - continued
7.625% 4/15/12	$ 7,885,000	$ 6,564,263
9.25% 6/15/16	3,790,000	3,804,213
11.25% 6/15/16	1,425,000	1,455,281
Level 3 Financing, Inc.:
8.75% 2/15/17	1,360,000	1,173,000
9.15% 2/15/15 (e)	4,580,000	3,824,300
9.25% 11/1/14	11,785,000	10,724,350
12.25% 3/15/13	5,355,000	5,401,856
MetroPCS Wireless, Inc. 9.25% 11/1/14	2,365,000	2,229,013
Mobile Telesystems Finance SA 8% 1/28/12 (d)	6,558,000	6,738,345
Nextel Communications, Inc.:
6.875% 10/31/13	1,155,000	1,137,816
7.375% 8/1/15	2,210,000	2,176,008
Orascom Telecom Finance SCA 7.875% 2/8/14 (d)	6,100,000	5,795,000
PanAmSat Corp. 9% 8/15/14	475,000	477,375
Qwest Corp.:
6.5% 6/1/17	3,105,000	2,973,038
7.625% 6/15/15	1,970,000	1,979,850
8.2406% 6/15/13 (e)	5,695,000	5,808,900
Rural Cellular Corp. 8.1238% 6/1/13 (e)	3,010,000	3,070,200
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	1,280,000	1,312,000
U.S. West Communications:
6.875% 9/15/33	3,255,000	3,002,738
7.5% 6/15/23	5,505,000	5,271,038
		93,993,177
Textiles & Apparel - 0.6%
Hanesbrands, Inc. 8.2038% 12/15/14 (d)(e)	2,720,000	2,692,800
Levi Strauss & Co.:
8.875% 4/1/16	2,595,000	2,517,150
9.75% 1/15/15	2,165,000	2,159,588
		7,369,538
TOTAL NONCONVERTIBLE BONDS		936,213,653
TOTAL CORPORATE BONDS (Cost $974,721,149)		948,995,300
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0399% 4/25/21 (d)(e) (Cost $108,681)	147,995	133,196
Common Stocks - 0.0%
	Shares	Value
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (f) (Cost $1,974,627)	48,889	$ 293,334
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.6%
Electric Utilities - 0.1%
AES Trust III 6.75%	23,200	1,082,048
Energy - 0.5%
El Paso Corp. 4.99%	3,849	5,460,678
TOTAL CONVERTIBLE PREFERRED STOCKS		6,542,726
Nonconvertible Preferred Stocks - 0.4%
Telecommunications - 0.4%
Rural Cellular Corp. 12.25% pay-in-kind	3,862	4,827,500
TOTAL PREFERRED STOCKS (Cost $10,825,253)		11,370,226
Floating Rate Loans - 6.9%
	Principal Amount
Aerospace - 0.3%
Sequa Corp. term loan 8.5% 12/3/14 (e)	$ 3,560,000	3,497,700
Cable TV - 1.0%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.99% 3/6/14 (e)	2,945,000	2,749,894
CSC Holdings, Inc. Tranche B, term loan 6.8963% 3/31/13 (e)	4,863,375	4,589,810
Insight Midwest Holdings LLC Tranche B, term loan 7% 4/6/14 (e)	4,830,000	4,660,950
		12,000,654
Capital Goods - 0.3%
Dresser, Inc.:
Tranche 2LN, term loan 11.1288% 5/4/15 pay-in-kind (e)	3,250,000	3,087,500
Tranche B 1LN, term loan 7.4463% 5/4/14 (e)	422,310	404,361
		3,491,861
Energy - 2.2%
Ashmore Energy International:
Revolving Credit-Linked Deposit 7.93% 3/30/12 (e)	659,006	627,703
term loan 7.83% 3/30/14 (e)	4,913,545	4,680,152
Kinder Morgan, Inc. Tranche B, term loan 6.33% 5/30/14 (e)	7,524,792	7,487,168
Petroleum Geo-Services ASA term loan 6.95% 6/29/15 (e)	2,885,500	2,806,149
Floating Rate Loans - continued
	Principal Amount	Value
Energy - continued
SandRidge Energy, Inc. term loan:
8.625% 4/1/15 (e)	$ 4,830,000	$ 4,817,925
8.8538% 4/1/14 (e)	5,320,000	5,253,500
		25,672,597
Entertainment/Film - 0.3%
Zuffa LLC term loan 6.9375% 6/19/15 (e)	4,627,299	3,886,931
Gaming - 0.3%
Fantasy Springs Resort Casino term loan 10.64% 8/6/12 (e)	2,960,000	2,937,800
Healthcare - 0.4%
Community Health Systems, Inc.:
term loan 7.3313% 7/25/14 (e)	4,927,007	4,705,292
Tranche DD, term loan 7/25/14 (g)	247,796	236,645
		4,941,937
Paper - 0.5%
Georgia-Pacific Corp. Tranche B1, term loan 6.8657% 12/23/12 (e)	5,651,489	5,390,108
Services - 0.6%
Adesa, Inc. term loan 7.08% 10/20/13 (e)	5,820,750	5,456,953
Penhall International Corp. term loan 12.6425% 4/1/12 pay-in-kind (e)	2,211,885	1,946,459
		7,403,412
Technology - 0.5%
Kronos, Inc.:
Tranche 1LN, term loan 7.08% 6/11/14 (e)	3,259,929	3,048,033
Tranche 2LN, term loan 10.58% 6/11/15 (e)	3,190,000	2,966,700
		6,014,733
Telecommunications - 0.3%
Digicel International Finance Ltd. term loan 7.375% 3/30/12 (e)	3,680,000	3,496,000
Textiles & Apparel - 0.2%
Levi Strauss & Co. term loan 7.5681% 4/4/14 (e)	2,310,000	2,055,900
TOTAL FLOATING RATE LOANS (Cost $84,504,260)		80,789,633
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 4.58% (a) (Cost $103,088,725)	103,088,725	103,088,725
Cash Equivalents - 0.5%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 1.28%, dated 12/31/07 due 1/2/08 (Collateralized by U.S. Government Obligations) # (Cost $5,269,000)	$ 5,269,374	$ 5,269,000
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $1,180,491,695)		1,149,939,414
NET OTHER ASSETS - 1.3%		15,370,722
NET ASSETS - 100%		$ 1,165,310,136
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $265,531,874 or 22.8% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $293,334 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627

(g) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $247,796 and $236,645, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$5,269,000 due 1/02/08 at 1.28%
Banc of America Securities LLC	$ 1,001,341
Barclays Capital, Inc.	1,718,918
Goldman, Sachs & Co.	2,548,741
$ 5,269,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,177,520
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.4%
Bermuda	4.7%
Canada	3.6%
Luxembourg	1.6%
Marshall Islands	1.4%
Others (individually less than 1%)	5.3%
100.0%
Income Tax Information

At December 31, 2007, the fund had a capital loss carryforward of approximately $1,106,634,720 of which $245,599,835, $772,554,243 and $88,480,642 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $5,269,000) - See accompanying schedule: Unaffiliated issuers (cost $1,077,402,970)	$ 1,046,850,689
Fidelity Central Funds (cost $103,088,725)	103,088,725
Total Investments (cost $1,180,491,695)		$ 1,149,939,414
Cash		131,404
Receivable for investments sold		143,947
Receivable for fund shares sold		1,590,730
Dividends receivable		48,016
Interest receivable		20,253,666
Distributions receivable from Fidelity Central Funds		382,693
Prepaid expenses		3,885
Other receivables		17
Total assets		1,172,493,772

Liabilities
Payable for investments purchased	$ 3,856,867
Payable for fund shares redeemed	2,532,449
Accrued management fee	545,438
Distribution fees payable	38,522
Other affiliated payables	104,972
Other payables and accrued expenses	105,388
Total liabilities		7,183,636

Net Assets		$ 1,165,310,136
Net Assets consist of:
Paid in capital		$ 2,300,934,536
Undistributed net investment income		1,577,989
Accumulated undistributed net realized gain (loss) on investments		(1,106,650,108)
Net unrealized appreciation (depreciation) on investments		(30,552,281)
Net Assets		$ 1,165,310,136

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($726,409,146 ÷ 121,508,716 shares)	$ 5.98

Service Class: Net Asset Value, offering price and redemption price per share ($180,837,107 ÷ 30,390,190 shares)	$ 5.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($97,266,398 ÷ 16,548,983 shares)	$ 5.88

Initial Class R: Net Asset Value, offering price and redemption price per share ($19,401,248 ÷ 3,253,635 shares)	$ 5.96

Service Class R: Net Asset Value, offering price and redemption price per share ($33,128,779 ÷ 5,582,873 shares)	$ 5.93

Service Class 2R: Net Asset Value, offering price and redemption price per share ($2,347,161 ÷ 400,053 shares)	$ 5.87

Investor Class: Net Asset Value, offering price and redemption price per share ($105,920,297 ÷ 17,761,743 shares)	$ 5.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 627,808
Interest		101,831,436
Income from Fidelity Central Funds		3,177,520
Total income		105,636,764

Expenses
Management fee	$ 7,336,670
Transfer agent fees	972,237
Distribution fees	519,212
Accounting fees and expenses	447,040
Custodian fees and expenses	29,617
Independent trustees' compensation	4,596
Audit	83,497
Legal	13,006
Interest	11,439
Miscellaneous	(14,275)
Total expenses before reductions	9,403,039
Expense reductions	(16,036)	9,387,003
Net investment income		96,249,761
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,555,671
Change in net unrealized appreciation (depreciation) on investment securities		(61,698,137)
Net gain (loss)		(58,142,466)
Net increase (decrease) in net assets resulting from operations		$ 38,107,295

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 96,249,761	$ 101,953,049
Net realized gain (loss)	3,555,671	19,571,030
Change in net unrealized appreciation (depreciation)	(61,698,137)	25,541,215
Net increase (decrease) in net assets resulting from operations	38,107,295	147,065,294
Distributions to shareholders from net investment income	(97,629,838)	(103,253,559)
Share transactions - net increase (decrease)	(164,355,256)	(158,550,860)
Redemption fees	175,614	-
Total increase (decrease) in net assets	(223,702,185)	(114,739,125)

Net Assets
Beginning of period	1,389,012,321	1,503,751,446
End of period (including undistributed net investment income of $1,577,989 and undistributed net investment income of $3,860,284, respectively)	$ 1,165,310,136	$ 1,389,012,321

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.35	$ 6.17	$ 7.00	$ 6.95	$ 5.93
Income from Investment Operations
Net investment income C	.485	.476	.457	.494	.520
Net realized and unrealized gain (loss)	(.311)	.216	(.281)	.126	.980
Total from investment operations	.174	.692	.176	.620	1.500
Distributions from net investment income	(.545)	(.512)	(1.006)	(.570)	(.480)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 5.98	$ 6.35	$ 6.17	$ 7.00	$ 6.95
Total Return A, B	2.79%	11.24%	2.70%	9.59%	27.26%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.71%	.70%	.71%	.69%
Expenses net of fee waivers, if any	.68%	.71%	.70%	.71%	.69%
Expenses net of all reductions	.68%	.71%	.70%	.71%	.69%
Net investment income	7.47%	7.40%	6.98%	7.43%	8.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 726,409	$ 922,565	$ 1,080,002	$ 1,371,736	$ 1,593,714
Portfolio turnover rate E	70%	65%	95%	128%	130%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.32	$ 6.14	$ 6.97	$ 6.92	$ 5.91
Income from Investment Operations
Net investment income C	.477	.467	.448	.486	.513
Net realized and unrealized gain (loss)	(.312)	.218	(.283)	.124	.967
Total from investment operations	.165	.685	.165	.610	1.480
Distributions from net investment income	(.536)	(.505)	(.995)	(.560)	(.470)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 5.95	$ 6.32	$ 6.14	$ 6.97	$ 6.92
Total Return A, B	2.66%	11.18%	2.52%	9.47%	26.97%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.81%	.80%	.81%	.79%
Expenses net of fee waivers, if any	.78%	.81%	.80%	.81%	.79%
Expenses net of all reductions	.78%	.81%	.80%	.81%	.79%
Net investment income	7.37%	7.30%	6.88%	7.33%	8.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,837	$ 277,546	$ 319,380	$ 377,122	$ 417,928
Portfolio turnover rate E	70%	65%	95%	128%	130%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.25	$ 6.08	$ 6.91	$ 6.87	$ 5.87
Income from Investment Operations
Net investment income C	.461	.453	.433	.470	.501
Net realized and unrealized gain (loss)	(.305)	.216	(.284)	.130	.959
Total from investment operations	.156	.669	.149	.600	1.460
Distributions from net investment income	(.527)	(.499)	(.979)	(.560)	(.460)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 5.88	$ 6.25	$ 6.08	$ 6.91	$ 6.87
Total Return A, B	2.54%	11.02%	2.31%	9.38%	26.75%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.97%	.95%	.97%	.95%
Expenses net of fee waivers, if any	.93%	.97%	.95%	.97%	.95%
Expenses net of all reductions	.93%	.97%	.95%	.97%	.95%
Net investment income	7.22%	7.14%	6.72%	7.17%	7.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 97,266	$ 110,503	$ 86,757	$ 94,246	$ 76,383
Portfolio turnover rate E	70%	65%	95%	128%	130%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Years ended December 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.34	$ 6.16	$ 7.00	$ 6.47
Income from Investment Operations
Net investment income E	.479	.475	.455	.338
Net realized and unrealized gain (loss)	(.313)	.218	(.288)	.192
Total from investment operations	.166	.693	.167	.530
Distributions from net investment income	(.547)	(.513)	(1.007)	-
Redemption fees added to paid in capital E	.001	-	-	-
Net asset value, end of period	$ 5.96	$ 6.34	$ 6.16	$ 7.00
Total Return B, C, D	2.65%	11.27%	2.55%	8.19%
Ratios to Average Net Assets F, I
Expenses before reductions	.68%	.71%	.70%	.71% A
Expenses net of fee waivers, if any	.68%	.71%	.70%	.71% A
Expenses net of all reductions	.67%	.71%	.70%	.71% A
Net investment income	7.47%	7.39%	6.98%	7.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,401	$ 93	$ 83	$ 81
Portfolio turnover rate G	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.32	$ 6.14	$ 6.97	$ 6.45
Income from Investment Operations
Net investment income E	.471	.467	.447	.332
Net realized and unrealized gain (loss)	(.318)	.219	(.282)	.188
Total from investment operations	.153	.686	.165	.520
Distributions from net investment income	(.544)	(.506)	(.995)	-
Redemption fees added to paid in capital E	.001	-	-	-
Net asset value, end of period	$ 5.93	$ 6.32	$ 6.14	$ 6.97
Total Return B, C, D	2.45%	11.19%	2.53%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.78%	.81%	.80%	.81% A
Expenses net of fee waivers, if any	.78%	.81%	.80%	.81% A
Expenses net of all reductions	.77%	.81%	.80%	.81% A
Net investment income	7.37%	7.30%	6.88%	7.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,129	$ 92	$ 83	$ 81
Portfolio turnover rate G	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.25	$ 6.08	$ 6.91	$ 6.40
Income from Investment Operations
Net investment income E	.453	.453	.433	.322
Net realized and unrealized gain (loss)	(.294)	.214	(.282)	.188
Total from investment operations	.159	.667	.151	.510
Distributions from net investment income	(.540)	(.497)	(.981)	-
Redemption fees added to paid in capital E	.001	-	-	-
Net asset value, end of period	$ 5.87	$ 6.25	$ 6.08	$ 6.91
Total Return B, C, D	2.59%	10.99%	2.33%	7.97%
Ratios to Average Net Assets F, I
Expenses before reductions	.93%	.96%	.94%	.96% A
Expenses net of fee waivers, if any	.93%	.96%	.94%	.96% A
Expenses net of all reductions	.92%	.96%	.94%	.96% A
Net investment income	7.23%	7.14%	6.73%	6.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,347	$ 92	$ 83	$ 81
Portfolio turnover rate G	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.34	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income E	.477	.471	.193
Net realized and unrealized gain (loss)	(.317)	.220	(.089)
Total from investment operations	.160	.691	.104
Distributions from net investment income	(.541)	(.511)	(.484)
Redemption fees added to paid in capital E	.001	-	-
Net asset value, end of period	$ 5.96	$ 6.34	$ 6.16
Total Return B, C, D	2.56%	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.75%	.80%	.82% A
Expenses net of fee waivers, if any	.75%	.80%	.82% A
Expenses net of all reductions	.75%	.79%	.82% A
Net investment income	7.40%	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,920	$ 78,122	$ 17,363
Portfolio turnover rate G	70%	65%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund,(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,175,449
Unrealized depreciation	(39,163,921)
Net unrealized appreciation (depreciation)	(28,988,472)
Capital loss carryforward	(1,106,634,720)

Cost for federal income tax purposes	$ 1,178,927,886

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 97,629,838	$ 103,253,559

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $850,442,568 and $1,069,845,268, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 228,953
Service Class 2	268,494
Service Class R	18,792
Service Class 2R	2,973
$ 519,212

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .14% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 581,766
Service Class	154,187
Service Class 2	77,481
Initial Class R	6,862
Service Class R	12,414
Service Class 2R	785
Investor Class	138,742
$ 972,237

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .14% to .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,448,667	5.42%	$ 11,439

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,842 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15,722.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owner of record of 44% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 61,181,728	$ 68,637,194
Service Class	15,050,616	20,731,877
Service Class 2	8,016,832	8,160,312
Initial Class R	1,530,545	6,935
Service Class R	2,877,714	6,854
Service Class 2R	197,616	6,779
Investor Class	8,774,787	5,703,608
Total	$ 97,629,838	$ 103,253,559

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	12,677,576	20,391,924	$ 82,289,588	$ 130,862,386
Reinvestment of distributions	10,250,373	10,827,982	61,181,728	68,637,194
Shares redeemed	(46,741,082)	(60,996,323)	(303,739,669)	(389,548,495)
Net increase (decrease)	(23,813,133)	(29,776,417)	$ (160,268,353)	$ (190,048,915)
Service Class
Shares sold	7,272,930	15,758,056	$ 47,094,455	$ 100,943,180
Reinvestment of distributions	2,534,231	3,286,143	15,050,616	20,731,877
Shares redeemed	(23,340,688)	(27,123,963)	(151,431,271)	(172,895,592)
Net increase (decrease)	(13,533,527)	(8,079,764)	$ (89,286,200)	$ (51,220,535)

Annual Report

11. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Service Class 2
Shares sold	8,444,176	8,956,747	$ 53,910,284	$ 56,663,410
Reinvestment of distributions	1,366,105	1,307,892	8,016,832	8,160,311
Shares redeemed	(10,947,040)	(6,845,198)	(70,302,878)	(43,209,500)
Net increase (decrease)	(1,136,759)	3,419,441	$ (8,375,762)	$ 21,614,221
Initial Class R
Shares sold	5,411,074	-	$ 35,054,266	$ -
Reinvestment of distributions	256,866	1,095	1,530,545	6,935
Shares redeemed	(2,428,909)	-	(15,690,427)	-
Net increase (decrease)	3,239,031	1,095	$ 20,894,384	$ 6,935
Service Class R
Shares sold	9,889,917	-	$ 64,023,977	$ -
Reinvestment of distributions	485,450	1,087	2,877,714	6,854
Shares redeemed	(4,807,115)	-	(30,735,401)	-
Net increase (decrease)	5,568,252	1,087	$ 36,166,290	$ 6,854
Service Class 2R
Shares sold	429,894	-	$ 2,760,010	$ -
Reinvestment of distributions	33,738	1,087	197,616	6,779
Shares redeemed	(78,295)	-	(501,434)	-
Net increase (decrease)	385,337	1,087	$ 2,456,192	$ 6,779
Investor Class
Shares sold	11,981,724	10,403,901	$ 77,520,061	$ 66,865,919
Reinvestment of distributions	1,472,733	901,089	8,774,787	5,703,608
Shares redeemed	(8,021,078)	(1,794,789)	(52,236,655)	(11,485,726)
Net increase (decrease)	5,433,379	9,510,201	$ 34,058,193	$ 61,083,801

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of VIP High Income. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of VIP High Income. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of VIP High Income. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of VIP High Income. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of VIP High Income. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of VIP High Income. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP High Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of VIP High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP High Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP High Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPHI-ANN-0208
1.540029.110

Fidelity® Variable Insurance Products:

High Income Portfolio - Class R

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class R A	2.65%	10.31%	1.81%
VIP High Income - Service Class R B	2.45%	10.18%	1.71%
VIP High Income - Service Class 2R C	2.59%	10.07%	1.60%

A The initial offering of Initial Class R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 14, 2004. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns prior to April 14, 2004 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 14, 2004. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 14, 2004 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® US High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the year that ended December 31, 2007, the fund performed roughly in line with the Merrill Lynch index. (For specific portfolio performance results, please refer to the performance section of this report.) Positive security selection in the casino gaming, shipping and restaurant groups proved the most helpful to the fund's relative return. An underweighting in lower-rated bonds also buoyed performance, as more-speculative credits lagged. Less-successful issue selection in cable TV, technology and telecommunications hurt relative returns. Top contributors included Lyondell Chemical, Friendly Ice Cream, casino operator Harrah's and shipping company Ship Finance. Fund performance was helped further by underweighting three index components that lagged - automotive manufacturer General Motors, real estate finance firm Residential Capital and diversified realtor Realogy. Tousa Inc. - a homebuilding company - was the top detractor from performance. Bonds issued by cable TV services provider Charter Communications also dampened returns. Further, our holdings of General Motors Acceptance Corp. (GMAC) bonds lagged, as did those of Virgin River Casino and data and voice telecommunication services provider Level 3 Communications - listed as Level 3 Financing. Lastly, underweighting index component Williams Companies hurt, as this energy firm's bonds outperformed. Some of the securities mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 998.00	$ 3.42
HypotheticalA	$ 1,000.00	$ 1,021.78	$ 3.47
Service Class
Actual	$ 1,000.00	$ 996.60	$ 3.93
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2
Actual	$ 1,000.00	$ 996.70	$ 4.73
HypotheticalA	$ 1,000.00	$ 1,020.47	$ 4.79
Initial Class R
Actual	$ 1,000.00	$ 996.60	$ 3.42
HypotheticalA	$ 1,000.00	$ 1,021.78	$ 3.47
Service Class R
Actual	$ 1,000.00	$ 996.20	$ 3.87
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2R
Actual	$ 1,000.00	$ 997.20	$ 4.63
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Investor Class
Actual	$ 1,000.00	$ 995.70	$ 3.82**
HypotheticalA	$ 1,000.00	$ 1,021.37	$ 3.87**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.68%
Service Class	.78%
Service Class 2.94%
Initial Class R	.68%
Service Class R	.77%
Service Class 2R	.92%
Investor Class	.76%**

** If changes to transfer agent contracts, effective February 1, 2008 had been in effect during the entire period, the annualized expense ratio would have been .72% and the expenses paid in the actual and hypothetical examples above would have been $3.62 and $3.67, respectively.

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
MGM Mirage, Inc.	2.4	2.1
Ship Finance International Ltd.	1.9	2.0
Level 3 Financing, Inc.	1.8	2.2
HCA, Inc.	1.8	1.1
Chesapeake Energy Corp.	1.8	1.7
	9.7
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.4	11.3
Telecommunications	8.8	8.9
Gaming	7.6	6.9
Healthcare	7.1	6.7
Electric Utilities	5.9	3.1
Quality Diversification (% of fund's net assets)
As of December 31, 2007	As of June 30, 2007
BBB 1.5%	BBB 1.4%
BB 35.7%	BB 35.4%
B 37.6%	B 42.9%
CCC,CC,C 12.3%	CCC,CC,C 11.8%
Not Rated 1.2%	Not Rated 4.2%
Equities 1.0%	Equities 1.4%
Short-Term Investments and Net Other Assets 10.7%	Short-Term Investments and Net Other Assets 2.9%

We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007**
	Nonconvertible Bonds 80.3%		Nonconvertible Bonds 84.8%
	Convertible Bonds, Preferred Stocks 2.1%		Convertible Bonds, Preferred Stocks 1.2%
	Common Stocks 0.0%		Common Stocks 0.4%
	Floating Rate Loans 6.9%		Floating Rate Loans 10.7%
	Short-Term Investments and Net Other Assets 10.7%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	16.6%	**Foreign investments	14.3%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Corporate Bonds - 81.4%
	Principal Amount	Value
Convertible Bonds - 1.1%
Energy - 0.3%
Chesapeake Energy Corp. 2.75% 11/15/35	$ 2,600,000	$ 3,042,000
Shipping - 0.3%
Horizon Lines, Inc. 4.25% 8/15/12 (d)	3,832,000	3,428,490
Technology - 0.5%
Advanced Micro Devices, Inc. 6% 5/1/15	2,380,000	1,692,775
Lucent Technologies, Inc. 2.875% 6/15/25	2,407,000	1,997,353
Nortel Networks Corp. 1.75% 4/15/12 (d)	3,261,000	2,621,029
		6,311,157
TOTAL CONVERTIBLE BONDS		12,781,647
Nonconvertible Bonds - 80.3%
Aerospace - 1.3%
Bombardier, Inc.:
7.45% 5/1/34 (d)	6,226,000	6,132,610
8% 11/15/14 (d)	2,595,000	2,711,775
L-3 Communications Corp.:
5.875% 1/15/15	445,000	424,975
6.375% 10/15/15	1,220,000	1,201,700
7.625% 6/15/12	4,705,000	4,804,981
		15,276,041
Air Transportation - 2.5%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	7,425,000	7,165,125
8.608% 10/1/12	535,000	532,325
AMR Corp. 9% 8/1/12	1,980,000	1,945,350
Continental Airlines, Inc.:
7.875% 7/2/18	1,132,082	1,064,157
9.558% 9/1/19	1,610,834	1,610,834
Continental Airlines, Inc. pass thru trust certificates:
7.566% 9/15/21	630,795	618,179
7.73% 9/15/12	318,910	307,748
8.388% 5/1/22	573,572	563,534
9.798% 4/1/21	8,064,342	8,346,594
Delta Air Lines, Inc. pass thru trust certificates:
8.021% 8/10/22 (d)	1,680,000	1,642,200
8.954% 8/10/14 (d)	1,290,000	1,273,875
Northwest Airlines, Inc. pass thru trust certificates 8.028% 11/1/17	1,175,000	1,139,750
United Air Lines, Inc. pass-thru certificates Class B, 7.336% 7/2/19	3,300,000	3,052,500
		29,262,171

	Principal Amount	Value
Automotive - 0.3%
Ford Motor Credit Co. LLC 10.2406% 6/15/11 (e)	$ 2,474,000	$ 2,375,040
General Motors Acceptance Corp. 6.875% 9/15/11	895,000	760,750
		3,135,790
Broadcasting - 0.6%
Nexstar Broadcasting, Inc. 7% 1/15/14	1,270,000	1,181,100
Umbrella Acquisition, Inc. 9.75% 3/15/15 pay-in-kind (d)	5,980,000	5,411,900
		6,593,000
Building Materials - 0.1%
Anixter International, Inc. 5.95% 3/1/15	1,540,000	1,366,750
Cable TV - 2.2%
Cablevision Systems Corp. 8% 4/15/12	510,000	499,800
Charter Communications Holdings I LLC:
9.92% 4/1/14	7,090,000	4,183,100
11.125% 1/15/14	2,970,000	1,752,300
12.125% 1/15/15 (c)	2,915,000	1,821,875
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	5,075,000	4,136,125
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	4,875,000	4,753,125
DirecTV Holdings LLC/DirecTV Financing, Inc. 6.375% 6/15/15	1,070,000	1,027,200
EchoStar Communications Corp. 6.375% 10/1/11	1,170,000	1,161,225
Kabel Deutschland GmbH 10.625% 7/1/14	4,635,000	4,866,750
NTL Cable PLC 9.125% 8/15/16	1,380,000	1,362,750
		25,564,250
Capital Goods - 1.7%
Leucadia National Corp.:
7% 8/15/13	850,000	816,000
7.125% 3/15/17	8,230,000	7,695,050
Sensus Metering Systems, Inc. 8.625% 12/15/13	4,325,000	4,227,688
SPX Corp. 7.625% 12/15/14 (d)	3,660,000	3,733,200
Terex Corp. 8% 11/15/17	3,910,000	3,949,100
		20,421,038
Chemicals - 1.9%
Chemtura Corp. 6.875% 6/1/16	2,640,000	2,455,200
Equistar Chemicals LP 7.55% 2/15/26	1,750,000	1,443,750
Momentive Performance Materials, Inc. 9.75% 12/1/14 (d)	9,250,000	8,510,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Chemicals - continued
Nalco Co.:
7.75% 11/15/11	$ 3,005,000	$ 3,035,050
8.875% 11/15/13	260,000	271,050
Nell AF Sarl 8.375% 8/15/15 (d)	765,000	633,038
NOVA Chemicals Corp. 7.8625% 11/15/13 (e)	2,425,000	2,261,313
Phibro Animal Health Corp.:
10% 8/1/13 (d)	1,290,000	1,290,000
13% 8/1/14 (d)	2,035,000	2,035,000
		21,934,401
Consumer Products - 0.5%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	2,610,000	2,505,600
Jostens Holding Corp. 0% 12/1/13 (b)	3,050,000	2,882,250
		5,387,850
Containers - 0.7%
BWAY Corp. 10% 10/15/10	4,245,000	4,202,550
Greif, Inc. 6.75% 2/1/17	3,800,000	3,714,500
		7,917,050
Diversified Media - 1.8%
LBI Media Holdings, Inc. 0% 10/15/13 (b)	5,300,000	4,823,000
Liberty Media Corp. 8.25% 2/1/30	1,735,000	1,664,977
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (b)	3,435,000	2,421,675
10% 8/1/14	3,570,000	3,659,250
Quebecor Media, Inc.:
7.75% 3/15/16	5,920,000	5,727,600
7.75% 3/15/16 (d)	2,880,000	2,786,400
		21,082,902
Electric Utilities - 5.8%
AES Corp.:
7.75% 3/1/14	1,895,000	1,904,475
7.75% 10/15/15 (d)	2,560,000	2,624,000
8% 10/15/17 (d)	2,560,000	2,630,400
Aquila, Inc. 14.875% 7/1/12	2,555,000	3,206,525
Edison Mission Energy 7.2% 5/15/19	1,005,000	974,850
Energy Future Holdings:
10.875% 11/1/17 (d)	6,825,000	6,876,188
11.25% 11/1/17 pay-in-kind (d)	475,000	478,563
Intergen NV 9% 6/30/17 (d)	3,950,000	4,147,500
Mirant Americas Generation LLC:
8.3% 5/1/11	480,000	481,200
8.5% 10/1/21	1,525,000	1,395,375
9.125% 5/1/31	1,270,000	1,181,100

	Principal Amount	Value
NRG Energy, Inc.:
7.375% 2/1/16	$ 5,825,000	$ 5,693,938
7.375% 1/15/17	4,155,000	4,030,350
NSG Holdings II, LLC 7.75% 12/15/25 (d)	7,850,000	7,771,500
Reliant Energy, Inc.:
7.625% 6/15/14	3,860,000	3,802,100
7.875% 6/15/17	3,800,000	3,743,000
Tenaska Alabama Partners LP 7% 6/30/21 (d)	2,056,601	2,005,186
Texas Competitive Electric Holdings Co. LLC:
Series A 10.25% 11/1/15 (d)	4,745,000	4,697,550
Series B 10.25% 11/1/15 (d)	2,950,000	2,920,500
10.5% 11/1/16 pay-in-kind (d)	2,400,000	2,370,000
Utilicorp Canada Finance Corp. 7.75% 6/15/11	4,285,000	4,584,950
Utilicorp United, Inc. 9.95% 2/1/11 (e)	55,000	59,400
		67,578,650
Energy - 9.4%
Atlas Pipeline Partners LP 8.125% 12/15/15	4,080,000	4,039,200
Chaparral Energy, Inc.:
8.5% 12/1/15	4,800,000	4,308,000
8.875% 2/1/17 (d)	1,760,000	1,588,400
Chesapeake Energy Corp.:
6.5% 8/15/17	5,020,000	4,844,300
6.625% 1/15/16	2,045,000	2,004,100
6.875% 1/15/16	3,520,000	3,498,000
7.5% 6/15/14	2,095,000	2,136,900
7.75% 1/15/15	4,390,000	4,477,800
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	435,000	438,263
7.75% 5/15/17	835,000	843,350
Complete Production Services, Inc. 8% 12/15/16	3,535,000	3,411,275
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (d)	2,235,000	2,232,318
El Paso Performance-Linked Trust 7.75% 7/15/11 (d)	5,015,000	5,115,300
Energy Partners Ltd.:
9.75% 4/15/14	2,600,000	2,489,500
10.3675% 4/15/13 (e)	2,870,000	2,826,950
Forest Oil Corp.:
7.25% 6/15/19 (d)	4,990,000	5,064,850
7.75% 5/1/14	1,430,000	1,449,663
8% 12/15/11	1,440,000	1,497,600
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (d)	2,530,000	2,574,275
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (d)	5,890,000	5,757,475
9% 6/1/16 (d)	3,910,000	4,027,300
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
OPTI Canada, Inc. 8.25% 12/15/14 (d)	$ 4,175,000	$ 4,128,240
Pan American Energy LLC 7.75% 2/9/12 (d)	4,700,000	4,629,500
Parker Drilling Co. 9.625% 10/1/13	1,775,000	1,890,375
Petrohawk Energy Corp. 9.125% 7/15/13	5,910,000	6,220,275
Pioneer Natural Resources Co. 6.65% 3/15/17	3,365,000	3,196,750
Plains Exploration & Production Co. 7% 3/15/17	4,230,000	4,039,650
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	885,000	858,450
7.375% 7/15/13	10,075,000	10,276,500
Seitel, Inc. 9.75% 2/15/14	4,330,000	3,680,500
Tesoro Corp. 6.5% 6/1/17	1,950,000	1,930,500
W&T Offshore, Inc. 8.25% 6/15/14 (d)	4,490,000	4,220,600
Williams Companies, Inc. 8.75% 3/15/32	335,000	407,025
		110,103,184
Entertainment/Film - 0.1%
AMC Entertainment, Inc. 8% 3/1/14	1,160,000	1,084,600
Environmental - 0.7%
Allied Waste North America, Inc.:
6.875% 6/1/17	4,655,000	4,550,263
7.125% 5/15/16	3,180,000	3,156,150
Browning-Ferris Industries, Inc. 7.4% 9/15/35	585,000	538,200
		8,244,613
Food and Drug Retail - 0.4%
Rite Aid Corp. 7.5% 3/1/17	5,095,000	4,470,863
Food/Beverage/Tobacco - 1.3%
Dean Foods Co.:
6.9% 10/15/17	2,940,000	2,543,100
7% 6/1/16	1,705,000	1,517,450
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	3,690,000	3,505,500
Pierre Foods, Inc. 9.875% 7/15/12	3,195,000	2,332,350
Smithfield Foods, Inc. 7.75% 7/1/17	5,045,000	4,881,038
		14,779,438
Gaming - 7.3%
Chukchansi Economic Development Authority:
8% 11/15/13 (d)	3,210,000	3,161,850

	Principal Amount	Value
8.2375% 11/15/12 (d)(e)	$ 1,010,000	$ 999,900
Mandalay Resort Group 9.375% 2/15/10	4,655,000	4,817,925
Mashantucket Western Pequot Tribe 8.5% 11/15/15 (d)	3,630,000	3,639,075
MGM Mirage, Inc.:
5.875% 2/27/14	1,320,000	1,204,500
6.625% 7/15/15	2,275,000	2,127,125
6.75% 9/1/12	9,015,000	8,789,625
6.75% 4/1/13	1,065,000	1,027,725
6.875% 4/1/16	6,155,000	5,785,700
7.625% 1/15/17	9,460,000	9,365,400
Mohegan Tribal Gaming Authority:
6.375% 7/15/09	950,000	950,000
7.125% 8/15/14	2,010,000	1,944,675
Park Place Entertainment Corp. 7% 4/15/13	5,705,000	6,446,650
Scientific Games Corp. 6.25% 12/15/12	3,275,000	3,160,375
Seminole Hard Rock Entertainment, Inc. 7.4906% 3/15/14 (d)(e)	1,520,000	1,451,600
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	6,495,000	6,462,525
7.25% 5/1/12	6,020,000	5,989,900
Snoqualmie Entertainment Authority:
9.0625% 2/1/14 (d)(e)	3,315,000	3,082,950
9.125% 2/1/15 (d)	1,930,000	1,843,150
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (b)	2,100,000	1,407,000
9% 1/15/12	3,610,000	2,888,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	3,550,000	3,452,375
6.625% 12/1/14 (d)	5,385,000	5,236,913
		85,234,938
Healthcare - 6.7%
Community Health Systems, Inc. 8.875% 7/15/15	2,000,000	2,035,000
FMC Finance III SA 6.875% 7/15/17 (d)	5,015,000	5,015,000
HCA, Inc.:
6.5% 2/15/16	2,670,000	2,242,800
9.125% 11/15/14	3,950,000	4,103,063
9.25% 11/15/16	9,334,000	9,800,700
9.625% 11/15/16 pay-in-kind	3,860,000	4,091,600
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	2,815,000	2,786,850
LVB Acquisition Merger Sub, Inc.:
10% 10/15/17 (d)	1,525,000	1,551,688
10.375% 10/15/17 pay-in-kind (d)	1,020,000	1,017,450
11.625% 10/15/17 (d)	505,000	494,900
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
Multiplan, Inc. 10.375% 4/15/16 (d)	$ 2,485,000	$ 2,478,788
Omega Healthcare Investors, Inc. 7% 4/1/14	9,970,000	9,621,050
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 10.875% 11/15/14 (d)	3,020,000	2,959,600
Rural/Metro Corp. 9.875% 3/15/15	840,000	802,200
Service Corp. International:
6.75% 4/1/15	3,165,000	3,109,613
7.5% 4/1/27	6,515,000	6,026,375
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	2,445,000	2,542,800
United Surgical Partners International, Inc.:
8.875% 5/1/17	1,540,000	1,516,900
9.25% 5/1/17 pay-in-kind	1,980,000	1,930,500
Universal Hospital Services, Inc. 8.5% 6/1/15 pay-in-kind	1,065,000	1,080,975
US Oncology Holdings, Inc. 10.7594% 3/15/12 pay-in-kind (e)	1,840,000	1,459,158
Ventas Realty LP:
6.5% 6/1/16	1,705,000	1,670,900
6.625% 10/15/14	1,820,000	1,806,350
Viant Holdings, Inc. 10.125% 7/15/17 (d)	3,679,000	3,329,495
VWR Funding, Inc. 10.25% 7/15/15 (d)	4,320,000	4,104,000
		77,577,755
Homebuilding/Real Estate - 1.2%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	3,200,000	2,984,000
7.125% 2/15/13 (d)	2,945,000	2,812,475
8.125% 6/1/12	8,345,000	8,094,650
		13,891,125
Hotels - 0.8%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	3,875,000	3,952,500
Host Marriott LP 7.125% 11/1/13	5,390,000	5,403,475
		9,355,975
Insurance - 0.4%
USI Holdings Corp.:
8.7438% 11/15/14 (d)(e)	4,305,000	3,788,400
9.75% 5/15/15 (d)	1,310,000	1,080,750
		4,869,150

	Principal Amount	Value
Leisure - 2.1%
NCL Corp. Ltd. 10.625% 7/15/14	$ 4,740,000	$ 4,787,400
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	3,080,000	2,972,200
yankee:
7% 6/15/13	1,210,000	1,192,841
7.25% 6/15/16	1,540,000	1,513,050
7.5% 10/15/27	1,980,000	1,794,375
Town Sports International Holdings, Inc. 0% 2/1/14 (b)	1,772,000	1,683,400
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	5,125,000	5,330,000
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	625,000	620,313
9.6613% 5/1/10 (e)	4,340,000	4,394,250
		24,287,829
Metals/Mining - 4.4%
Arch Western Finance LLC 6.75% 7/1/13	6,050,000	5,868,500
Compass Minerals International, Inc. 0% 6/1/13 (b)	8,615,000	8,787,300
Drummond Co., Inc. 7.375% 2/15/16 (d)	8,210,000	7,614,775
FMG Finance Property Ltd.:
9.1238% 9/1/11 (d)(e)	1,200,000	1,224,000
10% 9/1/13 (d)	2,595,000	2,851,256
10.625% 9/1/16 (d)	935,000	1,075,250
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	1,415,000	1,499,900
8.375% 4/1/17	1,485,000	1,588,950
Massey Energy Co.:
6.625% 11/15/10	350,000	341,250
6.875% 12/15/13	7,890,000	7,456,050
Noranda Aluminium Acquisition Corp. 8.7375% 5/15/15 pay-in-kind (d)(e)	3,040,000	2,568,800
Peabody Energy Corp.:
7.375% 11/1/16	2,675,000	2,728,500
7.875% 11/1/26	1,715,000	1,740,725
Vedanta Resources PLC 6.625% 2/22/10 (d)	6,335,000	6,335,000
		51,680,256
Paper - 1.6%
Georgia-Pacific Corp.:
7% 1/15/15 (d)	11,005,000	10,729,875
8.875% 5/15/31	2,325,000	2,232,000
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	2,855,000	2,726,525
Stone Container Finance Co. 7.375% 7/15/14	3,165,000	3,006,750
		18,695,150
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Publishing/Printing - 0.8%
Scholastic Corp. 5% 4/15/13	$ 2,755,000	$ 2,327,975
The Reader's Digest Association, Inc. 9% 2/15/17 (d)	3,305,000	2,792,725
TL Acquisitions, Inc.:
0% 7/15/15 (b)(d)	1,590,000	1,272,000
10.5% 1/15/15 (d)	3,265,000	3,134,400
		9,527,100
Railroad - 0.4%
Kansas City Southern Railway Co. 7.5% 6/15/09	4,860,000	4,860,000
Restaurants - 0.4%
Landry's Restaurants, Inc. 9.5% 12/15/14	4,550,000	4,515,875
Services - 3.5%
ARAMARK Corp.:
8.4113% 2/1/15 (e)	2,160,000	2,106,000
8.5% 2/1/15	3,640,000	3,685,500
Ashtead Capital, Inc. 9% 8/15/16 (d)	3,090,000	2,734,650
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.3688% 5/15/14 (e)	310,000	283,650
7.625% 5/15/14	1,590,000	1,506,525
7.75% 5/15/16	4,015,000	3,743,988
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16	3,320,000	3,486,000
FTI Consulting, Inc.:
7.625% 6/15/13	4,965,000	5,064,300
7.75% 10/1/16	1,555,000	1,621,088
Hertz Corp. 8.875% 1/1/14	1,785,000	1,807,313
Iron Mountain, Inc.:
6.625% 1/1/16	575,000	547,688
7.75% 1/15/15	800,000	808,000
8.25% 7/1/11	5,110,000	5,084,450
8.625% 4/1/13	5,270,000	5,335,875
Penhall International Corp. 12% 8/1/14 (d)	610,000	558,150
Rural/Metro Corp. 0% 3/15/16 (b)	3,185,000	2,356,900
		40,730,077
Shipping - 3.6%
Britannia Bulk PLC 11% 12/1/11	3,395,000	3,530,800
Navios Maritime Holdings, Inc. 9.5% 12/15/14	4,795,000	4,926,863
Overseas Shipholding Group, Inc. 8.25% 3/15/13	445,000	450,563
Ship Finance International Ltd. 8.5% 12/15/13	22,075,000	22,406,109
Teekay Corp. 8.875% 7/15/11	10,618,000	10,989,630
		42,303,965

	Principal Amount	Value
Steels - 1.6%
PNA Group, Inc. 10.75% 9/1/16	$ 1,845,000	$ 1,734,300
PNA Intermediate Holding Corp. 11.8688% 2/15/13 pay-in-kind (d)(e)	775,000	697,500
RathGibson, Inc. 11.25% 2/15/14	4,820,000	4,771,800
Steel Dynamics, Inc.:
6.75% 4/1/15 (d)	10,060,000	9,707,900
7.375% 11/1/12 (d)	2,380,000	2,385,950
		19,297,450
Super Retail - 0.8%
NBC Acquisition Corp. 0% 3/15/13 (b)	1,665,000	1,548,450
Nebraska Book Co., Inc. 8.625% 3/15/12	3,835,000	3,739,125
Toys 'R' US, Inc. 7.625% 8/1/11	4,685,000	3,958,825
		9,246,400
Technology - 4.7%
First Data Corp. 9.875% 9/24/15 (d)	3,455,000	3,204,513
Flextronics International Ltd.:
6.25% 11/15/14	3,110,000	2,938,950
6.5% 5/15/13	3,260,000	3,162,200
Freescale Semiconductor, Inc.:
8.8656% 12/15/14 (e)	3,180,000	2,703,000
8.875% 12/15/14	3,955,000	3,529,838
9.125% 12/15/14 pay-in-kind	2,505,000	2,135,513
10.125% 12/15/16	3,695,000	3,039,138
Hynix Semiconductor, Inc. 7.875% 6/27/17 (d)	4,410,000	3,969,000
IKON Office Solutions, Inc. 9.9263% 1/1/12 (d)(e)	1,410,000	1,417,050
Lucent Technologies, Inc.:
6.45% 3/15/29	3,915,000	3,210,300
6.5% 1/15/28	5,915,000	4,850,300
Nortel Networks Corp.:
9.4925% 7/15/11 (d)(e)	3,860,000	3,744,200
10.125% 7/15/13 (d)	1,825,000	1,898,000
NXP BV 7.9925% 10/15/13 (e)	1,800,000	1,656,000
Seagate Technology HDD Holdings 6.8% 10/1/16	5,425,000	5,316,500
Xerox Capital Trust I 8% 2/1/27	7,840,000	7,800,800
		54,575,302
Telecommunications - 8.1%
Cincinnati Bell, Inc. 8.375% 1/15/14	2,410,000	2,337,700
Digicel Group Ltd.:
8.875% 1/15/15 (d)	4,130,000	3,789,275
9.125% 1/15/15 pay-in-kind (d)	1,847,000	1,690,005
9.25% 9/1/12 (d)	4,605,000	4,708,613
Intelsat Ltd.:
6.5% 11/1/13	8,880,000	6,549,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Ltd.: - continued
7.625% 4/15/12	$ 7,885,000	$ 6,564,263
9.25% 6/15/16	3,790,000	3,804,213
11.25% 6/15/16	1,425,000	1,455,281
Level 3 Financing, Inc.:
8.75% 2/15/17	1,360,000	1,173,000
9.15% 2/15/15 (e)	4,580,000	3,824,300
9.25% 11/1/14	11,785,000	10,724,350
12.25% 3/15/13	5,355,000	5,401,856
MetroPCS Wireless, Inc. 9.25% 11/1/14	2,365,000	2,229,013
Mobile Telesystems Finance SA 8% 1/28/12 (d)	6,558,000	6,738,345
Nextel Communications, Inc.:
6.875% 10/31/13	1,155,000	1,137,816
7.375% 8/1/15	2,210,000	2,176,008
Orascom Telecom Finance SCA 7.875% 2/8/14 (d)	6,100,000	5,795,000
PanAmSat Corp. 9% 8/15/14	475,000	477,375
Qwest Corp.:
6.5% 6/1/17	3,105,000	2,973,038
7.625% 6/15/15	1,970,000	1,979,850
8.2406% 6/15/13 (e)	5,695,000	5,808,900
Rural Cellular Corp. 8.1238% 6/1/13 (e)	3,010,000	3,070,200
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	1,280,000	1,312,000
U.S. West Communications:
6.875% 9/15/33	3,255,000	3,002,738
7.5% 6/15/23	5,505,000	5,271,038
		93,993,177
Textiles & Apparel - 0.6%
Hanesbrands, Inc. 8.2038% 12/15/14 (d)(e)	2,720,000	2,692,800
Levi Strauss & Co.:
8.875% 4/1/16	2,595,000	2,517,150
9.75% 1/15/15	2,165,000	2,159,588
		7,369,538
TOTAL NONCONVERTIBLE BONDS		936,213,653
TOTAL CORPORATE BONDS (Cost $974,721,149)		948,995,300
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0399% 4/25/21 (d)(e) (Cost $108,681)	147,995	133,196
Common Stocks - 0.0%
	Shares	Value
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (f) (Cost $1,974,627)	48,889	$ 293,334
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.6%
Electric Utilities - 0.1%
AES Trust III 6.75%	23,200	1,082,048
Energy - 0.5%
El Paso Corp. 4.99%	3,849	5,460,678
TOTAL CONVERTIBLE PREFERRED STOCKS		6,542,726
Nonconvertible Preferred Stocks - 0.4%
Telecommunications - 0.4%
Rural Cellular Corp. 12.25% pay-in-kind	3,862	4,827,500
TOTAL PREFERRED STOCKS (Cost $10,825,253)		11,370,226
Floating Rate Loans - 6.9%
	Principal Amount
Aerospace - 0.3%
Sequa Corp. term loan 8.5% 12/3/14 (e)	$ 3,560,000	3,497,700
Cable TV - 1.0%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.99% 3/6/14 (e)	2,945,000	2,749,894
CSC Holdings, Inc. Tranche B, term loan 6.8963% 3/31/13 (e)	4,863,375	4,589,810
Insight Midwest Holdings LLC Tranche B, term loan 7% 4/6/14 (e)	4,830,000	4,660,950
		12,000,654
Capital Goods - 0.3%
Dresser, Inc.:
Tranche 2LN, term loan 11.1288% 5/4/15 pay-in-kind (e)	3,250,000	3,087,500
Tranche B 1LN, term loan 7.4463% 5/4/14 (e)	422,310	404,361
		3,491,861
Energy - 2.2%
Ashmore Energy International:
Revolving Credit-Linked Deposit 7.93% 3/30/12 (e)	659,006	627,703
term loan 7.83% 3/30/14 (e)	4,913,545	4,680,152
Kinder Morgan, Inc. Tranche B, term loan 6.33% 5/30/14 (e)	7,524,792	7,487,168
Petroleum Geo-Services ASA term loan 6.95% 6/29/15 (e)	2,885,500	2,806,149
Floating Rate Loans - continued
	Principal Amount	Value
Energy - continued
SandRidge Energy, Inc. term loan:
8.625% 4/1/15 (e)	$ 4,830,000	$ 4,817,925
8.8538% 4/1/14 (e)	5,320,000	5,253,500
		25,672,597
Entertainment/Film - 0.3%
Zuffa LLC term loan 6.9375% 6/19/15 (e)	4,627,299	3,886,931
Gaming - 0.3%
Fantasy Springs Resort Casino term loan 10.64% 8/6/12 (e)	2,960,000	2,937,800
Healthcare - 0.4%
Community Health Systems, Inc.:
term loan 7.3313% 7/25/14 (e)	4,927,007	4,705,292
Tranche DD, term loan 7/25/14 (g)	247,796	236,645
		4,941,937
Paper - 0.5%
Georgia-Pacific Corp. Tranche B1, term loan 6.8657% 12/23/12 (e)	5,651,489	5,390,108
Services - 0.6%
Adesa, Inc. term loan 7.08% 10/20/13 (e)	5,820,750	5,456,953
Penhall International Corp. term loan 12.6425% 4/1/12 pay-in-kind (e)	2,211,885	1,946,459
		7,403,412
Technology - 0.5%
Kronos, Inc.:
Tranche 1LN, term loan 7.08% 6/11/14 (e)	3,259,929	3,048,033
Tranche 2LN, term loan 10.58% 6/11/15 (e)	3,190,000	2,966,700
		6,014,733
Telecommunications - 0.3%
Digicel International Finance Ltd. term loan 7.375% 3/30/12 (e)	3,680,000	3,496,000
Textiles & Apparel - 0.2%
Levi Strauss & Co. term loan 7.5681% 4/4/14 (e)	2,310,000	2,055,900
TOTAL FLOATING RATE LOANS (Cost $84,504,260)		80,789,633
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 4.58% (a) (Cost $103,088,725)	103,088,725	103,088,725
Cash Equivalents - 0.5%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 1.28%, dated 12/31/07 due 1/2/08 (Collateralized by U.S. Government Obligations) # (Cost $5,269,000)	$ 5,269,374	$ 5,269,000
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $1,180,491,695)		1,149,939,414
NET OTHER ASSETS - 1.3%		15,370,722
NET ASSETS - 100%		$ 1,165,310,136
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $265,531,874 or 22.8% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $293,334 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627

(g) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $247,796 and $236,645, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$5,269,000 due 1/02/08 at 1.28%
Banc of America Securities LLC	$ 1,001,341
Barclays Capital, Inc.	1,718,918
Goldman, Sachs & Co.	2,548,741
$ 5,269,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,177,520
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.4%
Bermuda	4.7%
Canada	3.6%
Luxembourg	1.6%
Marshall Islands	1.4%
Others (individually less than 1%)	5.3%
100.0%
Income Tax Information

At December 31, 2007, the fund had a capital loss carryforward of approximately $1,106,634,720 of which $245,599,835, $772,554,243 and $88,480,642 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $5,269,000) - See accompanying schedule: Unaffiliated issuers (cost $1,077,402,970)	$ 1,046,850,689
Fidelity Central Funds (cost $103,088,725)	103,088,725
Total Investments (cost $1,180,491,695)		$ 1,149,939,414
Cash		131,404
Receivable for investments sold		143,947
Receivable for fund shares sold		1,590,730
Dividends receivable		48,016
Interest receivable		20,253,666
Distributions receivable from Fidelity Central Funds		382,693
Prepaid expenses		3,885
Other receivables		17
Total assets		1,172,493,772

Liabilities
Payable for investments purchased	$ 3,856,867
Payable for fund shares redeemed	2,532,449
Accrued management fee	545,438
Distribution fees payable	38,522
Other affiliated payables	104,972
Other payables and accrued expenses	105,388
Total liabilities		7,183,636

Net Assets		$ 1,165,310,136
Net Assets consist of:
Paid in capital		$ 2,300,934,536
Undistributed net investment income		1,577,989
Accumulated undistributed net realized gain (loss) on investments		(1,106,650,108)
Net unrealized appreciation (depreciation) on investments		(30,552,281)
Net Assets		$ 1,165,310,136

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($726,409,146 ÷ 121,508,716 shares)	$ 5.98

Service Class: Net Asset Value, offering price and redemption price per share ($180,837,107 ÷ 30,390,190 shares)	$ 5.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($97,266,398 ÷ 16,548,983 shares)	$ 5.88

Initial Class R: Net Asset Value, offering price and redemption price per share ($19,401,248 ÷ 3,253,635 shares)	$ 5.96

Service Class R: Net Asset Value, offering price and redemption price per share ($33,128,779 ÷ 5,582,873 shares)	$ 5.93

Service Class 2R: Net Asset Value, offering price and redemption price per share ($2,347,161 ÷ 400,053 shares)	$ 5.87

Investor Class: Net Asset Value, offering price and redemption price per share ($105,920,297 ÷ 17,761,743 shares)	$ 5.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 627,808
Interest		101,831,436
Income from Fidelity Central Funds		3,177,520
Total income		105,636,764

Expenses
Management fee	$ 7,336,670
Transfer agent fees	972,237
Distribution fees	519,212
Accounting fees and expenses	447,040
Custodian fees and expenses	29,617
Independent trustees' compensation	4,596
Audit	83,497
Legal	13,006
Interest	11,439
Miscellaneous	(14,275)
Total expenses before reductions	9,403,039
Expense reductions	(16,036)	9,387,003
Net investment income		96,249,761
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,555,671
Change in net unrealized appreciation (depreciation) on investment securities		(61,698,137)
Net gain (loss)		(58,142,466)
Net increase (decrease) in net assets resulting from operations		$ 38,107,295

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 96,249,761	$ 101,953,049
Net realized gain (loss)	3,555,671	19,571,030
Change in net unrealized appreciation (depreciation)	(61,698,137)	25,541,215
Net increase (decrease) in net assets resulting from operations	38,107,295	147,065,294
Distributions to shareholders from net investment income	(97,629,838)	(103,253,559)
Share transactions - net increase (decrease)	(164,355,256)	(158,550,860)
Redemption fees	175,614	-
Total increase (decrease) in net assets	(223,702,185)	(114,739,125)

Net Assets
Beginning of period	1,389,012,321	1,503,751,446
End of period (including undistributed net investment income of $1,577,989 and undistributed net investment income of $3,860,284, respectively)	$ 1,165,310,136	$ 1,389,012,321

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.35	$ 6.17	$ 7.00	$ 6.95	$ 5.93
Income from Investment Operations
Net investment income C	.485	.476	.457	.494	.520
Net realized and unrealized gain (loss)	(.311)	.216	(.281)	.126	.980
Total from investment operations	.174	.692	.176	.620	1.500
Distributions from net investment income	(.545)	(.512)	(1.006)	(.570)	(.480)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 5.98	$ 6.35	$ 6.17	$ 7.00	$ 6.95
Total Return A, B	2.79%	11.24%	2.70%	9.59%	27.26%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.71%	.70%	.71%	.69%
Expenses net of fee waivers, if any	.68%	.71%	.70%	.71%	.69%
Expenses net of all reductions	.68%	.71%	.70%	.71%	.69%
Net investment income	7.47%	7.40%	6.98%	7.43%	8.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 726,409	$ 922,565	$ 1,080,002	$ 1,371,736	$ 1,593,714
Portfolio turnover rate E	70%	65%	95%	128%	130%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.32	$ 6.14	$ 6.97	$ 6.92	$ 5.91
Income from Investment Operations
Net investment income C	.477	.467	.448	.486	.513
Net realized and unrealized gain (loss)	(.312)	.218	(.283)	.124	.967
Total from investment operations	.165	.685	.165	.610	1.480
Distributions from net investment income	(.536)	(.505)	(.995)	(.560)	(.470)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 5.95	$ 6.32	$ 6.14	$ 6.97	$ 6.92
Total Return A, B	2.66%	11.18%	2.52%	9.47%	26.97%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.81%	.80%	.81%	.79%
Expenses net of fee waivers, if any	.78%	.81%	.80%	.81%	.79%
Expenses net of all reductions	.78%	.81%	.80%	.81%	.79%
Net investment income	7.37%	7.30%	6.88%	7.33%	8.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,837	$ 277,546	$ 319,380	$ 377,122	$ 417,928
Portfolio turnover rate E	70%	65%	95%	128%	130%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.25	$ 6.08	$ 6.91	$ 6.87	$ 5.87
Income from Investment Operations
Net investment income C	.461	.453	.433	.470	.501
Net realized and unrealized gain (loss)	(.305)	.216	(.284)	.130	.959
Total from investment operations	.156	.669	.149	.600	1.460
Distributions from net investment income	(.527)	(.499)	(.979)	(.560)	(.460)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 5.88	$ 6.25	$ 6.08	$ 6.91	$ 6.87
Total Return A, B	2.54%	11.02%	2.31%	9.38%	26.75%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.97%	.95%	.97%	.95%
Expenses net of fee waivers, if any	.93%	.97%	.95%	.97%	.95%
Expenses net of all reductions	.93%	.97%	.95%	.97%	.95%
Net investment income	7.22%	7.14%	6.72%	7.17%	7.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 97,266	$ 110,503	$ 86,757	$ 94,246	$ 76,383
Portfolio turnover rate E	70%	65%	95%	128%	130%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Years ended December 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.34	$ 6.16	$ 7.00	$ 6.47
Income from Investment Operations
Net investment income E	.479	.475	.455	.338
Net realized and unrealized gain (loss)	(.313)	.218	(.288)	.192
Total from investment operations	.166	.693	.167	.530
Distributions from net investment income	(.547)	(.513)	(1.007)	-
Redemption fees added to paid in capital E	.001	-	-	-
Net asset value, end of period	$ 5.96	$ 6.34	$ 6.16	$ 7.00
Total Return B, C, D	2.65%	11.27%	2.55%	8.19%
Ratios to Average Net Assets F, I
Expenses before reductions	.68%	.71%	.70%	.71% A
Expenses net of fee waivers, if any	.68%	.71%	.70%	.71% A
Expenses net of all reductions	.67%	.71%	.70%	.71% A
Net investment income	7.47%	7.39%	6.98%	7.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,401	$ 93	$ 83	$ 81
Portfolio turnover rate G	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.32	$ 6.14	$ 6.97	$ 6.45
Income from Investment Operations
Net investment income E	.471	.467	.447	.332
Net realized and unrealized gain (loss)	(.318)	.219	(.282)	.188
Total from investment operations	.153	.686	.165	.520
Distributions from net investment income	(.544)	(.506)	(.995)	-
Redemption fees added to paid in capital E	.001	-	-	-
Net asset value, end of period	$ 5.93	$ 6.32	$ 6.14	$ 6.97
Total Return B, C, D	2.45%	11.19%	2.53%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.78%	.81%	.80%	.81% A
Expenses net of fee waivers, if any	.78%	.81%	.80%	.81% A
Expenses net of all reductions	.77%	.81%	.80%	.81% A
Net investment income	7.37%	7.30%	6.88%	7.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,129	$ 92	$ 83	$ 81
Portfolio turnover rate G	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.25	$ 6.08	$ 6.91	$ 6.40
Income from Investment Operations
Net investment income E	.453	.453	.433	.322
Net realized and unrealized gain (loss)	(.294)	.214	(.282)	.188
Total from investment operations	.159	.667	.151	.510
Distributions from net investment income	(.540)	(.497)	(.981)	-
Redemption fees added to paid in capital E	.001	-	-	-
Net asset value, end of period	$ 5.87	$ 6.25	$ 6.08	$ 6.91
Total Return B, C, D	2.59%	10.99%	2.33%	7.97%
Ratios to Average Net Assets F, I
Expenses before reductions	.93%	.96%	.94%	.96% A
Expenses net of fee waivers, if any	.93%	.96%	.94%	.96% A
Expenses net of all reductions	.92%	.96%	.94%	.96% A
Net investment income	7.23%	7.14%	6.73%	6.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,347	$ 92	$ 83	$ 81
Portfolio turnover rate G	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 6.34	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income E	.477	.471	.193
Net realized and unrealized gain (loss)	(.317)	.220	(.089)
Total from investment operations	.160	.691	.104
Distributions from net investment income	(.541)	(.511)	(.484)
Redemption fees added to paid in capital E	.001	-	-
Net asset value, end of period	$ 5.96	$ 6.34	$ 6.16
Total Return B, C, D	2.56%	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.75%	.80%	.82% A
Expenses net of fee waivers, if any	.75%	.80%	.82% A
Expenses net of all reductions	.75%	.79%	.82% A
Net investment income	7.40%	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,920	$ 78,122	$ 17,363
Portfolio turnover rate G	70%	65%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund,(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,175,449
Unrealized depreciation	(39,163,921)
Net unrealized appreciation (depreciation)	(28,988,472)
Capital loss carryforward	(1,106,634,720)

Cost for federal income tax purposes	$ 1,178,927,886

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 97,629,838	$ 103,253,559

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $850,442,568 and $1,069,845,268, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 228,953
Service Class 2	268,494
Service Class R	18,792
Service Class 2R	2,973
$ 519,212

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .14% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 581,766
Service Class	154,187
Service Class 2	77,481
Initial Class R	6,862
Service Class R	12,414
Service Class 2R	785
Investor Class	138,742
$ 972,237

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .14% to .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,448,667	5.42%	$ 11,439

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,842 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15,722.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owner of record of 44% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 61,181,728	$ 68,637,194
Service Class	15,050,616	20,731,877
Service Class 2	8,016,832	8,160,312
Initial Class R	1,530,545	6,935
Service Class R	2,877,714	6,854
Service Class 2R	197,616	6,779
Investor Class	8,774,787	5,703,608
Total	$ 97,629,838	$ 103,253,559

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	12,677,576	20,391,924	$ 82,289,588	$ 130,862,386
Reinvestment of distributions	10,250,373	10,827,982	61,181,728	68,637,194
Shares redeemed	(46,741,082)	(60,996,323)	(303,739,669)	(389,548,495)
Net increase (decrease)	(23,813,133)	(29,776,417)	$ (160,268,353)	$ (190,048,915)
Service Class
Shares sold	7,272,930	15,758,056	$ 47,094,455	$ 100,943,180
Reinvestment of distributions	2,534,231	3,286,143	15,050,616	20,731,877
Shares redeemed	(23,340,688)	(27,123,963)	(151,431,271)	(172,895,592)
Net increase (decrease)	(13,533,527)	(8,079,764)	$ (89,286,200)	$ (51,220,535)

Annual Report

11. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Service Class 2
Shares sold	8,444,176	8,956,747	$ 53,910,284	$ 56,663,410
Reinvestment of distributions	1,366,105	1,307,892	8,016,832	8,160,311
Shares redeemed	(10,947,040)	(6,845,198)	(70,302,878)	(43,209,500)
Net increase (decrease)	(1,136,759)	3,419,441	$ (8,375,762)	$ 21,614,221
Initial Class R
Shares sold	5,411,074	-	$ 35,054,266	$ -
Reinvestment of distributions	256,866	1,095	1,530,545	6,935
Shares redeemed	(2,428,909)	-	(15,690,427)	-
Net increase (decrease)	3,239,031	1,095	$ 20,894,384	$ 6,935
Service Class R
Shares sold	9,889,917	-	$ 64,023,977	$ -
Reinvestment of distributions	485,450	1,087	2,877,714	6,854
Shares redeemed	(4,807,115)	-	(30,735,401)	-
Net increase (decrease)	5,568,252	1,087	$ 36,166,290	$ 6,854
Service Class 2R
Shares sold	429,894	-	$ 2,760,010	$ -
Reinvestment of distributions	33,738	1,087	197,616	6,779
Shares redeemed	(78,295)	-	(501,434)	-
Net increase (decrease)	385,337	1,087	$ 2,456,192	$ 6,779
Investor Class
Shares sold	11,981,724	10,403,901	$ 77,520,061	$ 66,865,919
Reinvestment of distributions	1,472,733	901,089	8,774,787	5,703,608
Shares redeemed	(8,021,078)	(1,794,789)	(52,236,655)	(11,485,726)
Net increase (decrease)	5,433,379	9,510,201	$ 34,058,193	$ 61,083,801

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of VIP High Income. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of VIP High Income. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of VIP High Income. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of VIP High Income. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of VIP High Income. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of VIP High Income. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)
Investments="LEFT">

Year of Election or Appointment: 2007

President and Treasurer of VIP High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP High Income. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of VIP High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of VIP High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP High Income. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP High Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPHIR-ANN-0208
1.811842.103

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class	17.41%	21.86%	8.19%
VIP Overseas - Service Class A	17.25%	21.74%	8.08%
VIP Overseas - Service Class 2 B	17.05%	21.56%	7.98%

A Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months ending December 31, 2007, the fund substantially outpaced the MSCI EAFE index. (For specific portfolio performance results, please refer to the performance section of this report.) Security selection added value in most countries and market sectors. We had excellent returns in the capital goods industry, based on our conviction that the market was underestimating the strength of global demand for power transmission and distribution equipment. France's Alstom and Switzerland's ABB, two manufacturers of power equipment, contributed strongly to performance. In the information technology sector, Nintendo was the standout, as this Japanese video game manufacturer continued to profit from sales of its Wii game console and the related software. Within health care, CSL Ltd., an Australian specialty biopharmaceutical company that produces plasma protein therapies, performed especially well. Favorable currency movements also had a positive impact on the fund's absolute returns. Stock picking detracted from results in the financials sector - including Germany's MLP, a distributor of financial products. In the automotive sector, Japan's Toyota Motor was also a detractor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period * July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,038.40	$ 4.32
Hypothetical A	$ 1,000.00	$ 1,020.97	$ 4.28
Service Class
Actual	$ 1,000.00	$ 1,038.00	$ 4.83
Hypothetical A	$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2
Actual	$ 1,000.00	$ 1,036.80	$ 5.60
Hypothetical A	$ 1,000.00	$ 1,019.71	$ 5.55
Initial Class R
Actual	$ 1,000.00	$ 1,038.60	$ 4.32
Hypothetical A	$ 1,000.00	$ 1,020.97	$ 4.28
Service Class R
Actual	$ 1,000.00	$ 1,037.60	$ 4.83
Hypothetical A	$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2R
Actual	$ 1,000.00	$ 1,037.00	$ 5.60
Hypothetical A	$ 1,000.00	$ 1,019.71	$ 5.55
Investor Class R
Actual	$ 1,000.00	$ 1,037.80	$ 4.93
Hypothetical A	$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investments

Annualized Expense Ratio
Initial Class	.84%
Service Class	.94%
Service Class 2	1.09%
Initial Class R	.84%
Service Class R	.94%
Service Class 2R	1.09%
Investor Class R	.96%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of December 31, 2007
United Kingdom	21.4%
France	14.8%
Germany	11.4%
Japan	11.4%
Switzerland	6.5%
Australia	5.9%
United States of America	5.9%
Italy	3.6%
Norway	2.3%
Other	16.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2007
United Kingdom	19.9%
Japan	17.4%
France	13.1%
Germany	12.7%
Switzerland	6.2%
Australia	6.1%
Netherlands	4.0%
Italy	3.5%
United States of America	1.9%
Other	15.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.2	98.9
Short-Term Investments and Net Other Assets	3.8	1.1
Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Alstom SA (France, Electrical Equipment)	3.1	1.8
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	2.1	1.7
Royal Dutch Shell PLC Class A (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	1.2
E.ON AG (Germany, Electric Utilities)	1.7	1.3
Man Group plc (United Kingdom, Capital Markets)	1.7	1.1
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	1.4
ABB Ltd. (Reg.) (Switzerland, Electrical Equipment)	1.6	1.4
CSL Ltd. (Australia, Biotechnology)	1.6	1.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.5	1.4
Telefonica SA (Spain, Diversified Telecommunication Services)	1.5	0.8
	18.3
Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.6	26.0
Industrials	18.3	13.8
Consumer Staples	9.1	8.8
Energy	8.7	7.8
Consumer Discretionary	8.3	12.6
Utilities	7.5	5.7
Materials	7.4	7.4
Telecommunication Services	6.8	4.6
Information Technology	4.9	7.0
Health Care	4.6	5.2

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Argentina - 0.2%
Cresud S.A.C.I.F. y A. sponsored ADR	430,600	$ 8,568,940
Australia - 5.9%
AMP Ltd.	859,100	7,487,233
Australian Wealth Management Ltd.	2,494,900	5,506,913
Babcock & Brown Ltd.	200,800	4,775,162
Babcock & Brown Wind Partners	4,714,700	7,020,330
BHP Billiton Ltd.	855,200	29,949,104
Commonwealth Bank of Australia	490,452	25,388,586
Computershare Ltd.	1,203,606	10,415,876
CSL Ltd.	1,799,145	57,298,673
Energy Resources of Australia Ltd.	256,775	4,385,730
Gunns Ltd.	1,497,600	4,774,762
HFA Holdings Ltd.	1,251,777	2,083,220
Macquarie Group Ltd.	212,500	14,183,011
National Australia Bank Ltd.	425,435	14,082,010
Rio Tinto Ltd.	79,200	9,292,283
Seek Ltd.	593,800	4,160,875
WorleyParsons Ltd.	284,471	12,956,744
TOTAL AUSTRALIA		213,760,512
Austria - 0.4%
Strabag SE	206,500	14,682,556
Belgium - 0.4%
Fortis	226,300	5,948,023
Hamon & Compagnie International SA (a)	73,974	5,045,941
KBC Groupe SA	26,700	3,748,527
TOTAL BELGIUM		14,742,491
Bermuda - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	524,400	5,990,949
Clear Media Ltd. (a)	249,000	259,950
TOTAL BERMUDA		6,250,899
Brazil - 0.9%
Banco do Brasil SA	211,200	3,571,416
Gafisa SA ADR (a)(d)	107,100	4,010,895
MRV Engenharia e Participacoes SA	430,800	9,208,955
Uniao de Bancos Brasileiros SA (Unibanco) GDR	38,000	5,306,320
Vivo Participacoes SA (PN) sponsored ADR	2,059,200	11,263,824
TOTAL BRAZIL		33,361,410
British Virgin Islands - 0.1%
Indochina Capital Vietnam Holdings Ltd.	271,800	2,518,227
Denmark - 1.1%
Novozymes AS Series B	105,600	12,028,535
Vestas Wind Systems AS (a)	263,600	28,478,055
TOTAL DENMARK		40,506,590

	Shares	Value
Finland - 1.3%
Fortum Oyj	216,800	$ 9,748,220
Neste Oil Oyj	233,400	8,219,256
Nokia Corp. sponsored ADR	734,700	28,205,133
TOTAL FINLAND		46,172,609
France - 14.8%
Alstom SA	523,700	112,350,304
AXA SA	247,415	9,824,850
BNP Paribas SA	212,302	22,995,845
Bouygues SA	181,900	15,131,497
Cap Gemini SA	344,000	21,587,445
Carrefour SA	290,500	22,592,599
CNP Assurances	100,300	13,026,162
Compagnie Generale de Geophysique SA (a)	11,400	3,244,246
Electricite de France (d)	180,800	21,499,274
France Telecom SA	149,061	5,311,043
Groupe Danone	187,200	16,894,800
Ingenico SA	198,100	6,288,080
L'Air Liquide SA	154,280	22,918,653
L'Oreal SA	170,595	24,393,722
Remy Cointreau SA	109,300	7,779,421
Renault SA	61,300	8,678,633
Societe Generale Series A	138,210	19,954,545
Sodexho Alliance SA	159,800	9,794,909
Suez SA (France)	423,600	29,016,600
Total SA:
Series B	318,500	26,308,100
sponsored ADR	164,600	13,595,960
Unibail-Rodamco	36,800	8,029,035
Veolia Environnement	598,475	54,544,730
Vinci SA	263,200	19,455,378
Vivendi	447,100	20,475,379
TOTAL FRANCE		535,691,210
Germany - 11.1%
Allianz AG (Reg.)	81,500	17,318,750
Bayer AG	285,700	25,998,700
Beiersdorf AG	255,700	19,777,935
Commerzbank AG	489,500	18,759,522
DaimlerChrysler AG	146,900	14,048,047
DaimlerChrysler AG (Reg.)	158,400	15,147,792
Deutsche Boerse AG	148,000	29,320,805
Deutsche Postbank AG	91,600	8,121,123
Deutsche Telekom AG sponsored ADR	148,200	3,211,494
E.ON AG	297,644	63,452,289
ESCADA AG (a)(d)	241,821	6,715,945
Fresenius AG	69,500	5,679,985
GFK AG (d)	111,269	4,465,614
Henkel KGaA	282,177	14,392,729
Hochtief AG	102,300	13,735,289
Metro AG	119,900	10,050,970
MLP AG (d)	1,114,100	17,478,614
Common Stocks - continued
	Shares	Value
Germany - continued
MPC Muenchmeyer Petersen Capital AG	50,800	$ 4,534,251
Q-Cells AG (a)	90,100	12,833,613
SAP AG sponsored ADR (d)	241,900	12,348,995
SGL Carbon AG (a)	141,300	7,634,013
Siemens AG:
(Reg.)	37,100	5,838,056
sponsored ADR	450,500	70,890,680
TOTAL GERMANY		401,755,211
Greece - 0.8%
Public Power Corp. of Greece	566,100	29,741,988
Hong Kong - 1.2%
China Unicom Ltd.	9,320,000	20,876,800
China Unicom Ltd. sponsored ADR	864,300	19,360,320
Dynasty Fine Wines Group Ltd.	7,224,000	2,872,145
TOTAL HONG KONG		43,109,265
India - 0.1%
IVRCL Infrastructures & Projects Ltd.	340,000	4,795,635
Italy - 3.6%
Alleanza Assicurazioni SpA	1,108,600	14,383,050
Assicurazioni Generali SpA	376,200	17,019,815
Edison SpA	2,366,800	7,443,603
ENI SpA	414,686	15,017,853
Finmeccanica SpA	697,500	22,363,955
Intesa Sanpaolo SpA	1,556,700	12,290,698
Lottomatica SpA (d)	155,800	5,702,553
Mariella Burani Fashion Group SpA	105,600	2,895,777
Saipem SpA	259,200	10,368,558
Unicredito Italiano SpA	2,840,000	23,537,729
TOTAL ITALY		131,023,591
Japan - 11.4%
Canon, Inc.	209,300	9,592,218
Daiwa Securities Group, Inc.	1,038,000	9,335,515
Fujifilm Holdings Corp.	294,000	12,256,859
Honda Motor Co. Ltd.	97,400	3,227,836
Ibiden Co. Ltd.	180,500	12,503,742
Japan Steel Works Ltd.	722,000	10,488,109
Japan Tobacco, Inc.	2,877	17,041,481
KDDI Corp.	932	6,908,305
Konica Minolta Holdings, Inc.	717,000	12,592,275
Matsui Securities Co. Ltd. (d)	659,000	5,155,993
Mitsubishi Corp.	254,100	6,889,471
Mitsubishi Electric Corp.	507,000	5,260,505
Mitsubishi Estate Co. Ltd.	532,000	12,697,603
Mitsubishi UFJ Financial Group, Inc.	1,537,600	14,345,807
Mitsui & Co. Ltd.	384,000	8,033,316
Mitsui Fudosan Co. Ltd.	355,000	7,669,821
Nafco Co. Ltd.	147,900	2,759,266
NGK Insulators Ltd.	585,000	15,712,745
Nidec Corp.	152,100	11,009,267

	Shares	Value
Nintendo Co. Ltd.	44,300	$ 26,243,319
Nippon Steel Corp.	1,308,000	8,020,548
Nomura Holdings, Inc.	939,300	15,733,274
Nomura Holdings, Inc. sponsored ADR	95,200	1,594,600
NSK Ltd.	1,575,000	16,173,359
NTT DoCoMo, Inc.	8,087	13,262,679
ORIX Corp.	23,670	3,988,131
Point, Inc.	125,450	6,356,088
Sony Corp.	98,600	5,353,980
Sony Corp. sponsored ADR	138,100	7,498,830
Stanley Electric Co. Ltd.	351,500	8,745,897
Sumitomo Metal Industries Ltd.	1,829,000	8,378,929
Sumitomo Mitsui Financial Group, Inc.	5,254	38,950,791
Sumitomo Trust & Banking Co. Ltd.	1,194,000	7,883,465
T&D Holdings, Inc.	268,350	13,678,504
Tokyo Electric Power Co.	115,000	2,982,258
Toyota Motor Corp.	679,500	36,071,256
USS Co. Ltd.	128,860	8,017,038
TOTAL JAPAN		412,413,080
Korea (South) - 0.3%
Doosan Heavy Industries & Construction Co. Ltd.	67,890	9,138,063
Luxembourg - 0.9%
ArcelorMittal SA:
(France)	97,400	7,560,722
(NY Reg.) Class A	60,100	4,648,735
Evraz Group SA GDR	50,200	3,890,500
SES SA (A Shares) FDR unit	562,747	14,782,914
TOTAL LUXEMBOURG		30,882,871
Malaysia - 0.7%
DiGi.com Bhd	913,200	6,848,310
Gamuda Bhd	11,964,600	17,438,576
TOTAL MALAYSIA		24,286,886
Netherlands - 2.0%
ING Groep NV (Certificaten Van Aandelen)	125,724	4,891,921
Koninklijke KPN NV	819,100	14,870,708
Koninklijke Philips Electronics NV (NY Shares)	680,900	29,108,475
Unilever NV (NY Shares)	688,800	25,113,648
TOTAL NETHERLANDS		73,984,752
Norway - 2.3%
Acta Holding ASA (d)	1,404,500	5,866,621
Aker Kvaerner ASA	1,239,550	32,958,869
Marine Harvest ASA (a)	7,094,000	4,555,720
Orkla ASA (A Shares)	1,043,500	20,209,472
Petroleum Geo-Services ASA	376,800	10,937,566
StatoilHydro ASA	320,900	9,979,225
TOTAL NORWAY		84,507,473
Common Stocks - continued
	Shares	Value
Panama - 0.8%
McDermott International, Inc. (a)	503,400	$ 29,715,702
Portugal - 0.2%
Energias de Portugal SA	1,342,900	8,760,432
South Africa - 1.1%
Exxaro Resources Ltd.	708,700	10,685,918
Impala Platinum Holdings Ltd.	195,400	6,756,934
JSE Ltd.	786,800	9,977,058
Murray & Roberts Holdings Ltd.	942,900	14,017,957
TOTAL SOUTH AFRICA		41,437,867
Spain - 2.0%
Banco Santander SA	861,600	18,558,864
Telefonica SA	1,359,680	44,230,390
Telefonica SA sponsored ADR	111,200	10,852,008
TOTAL SPAIN		73,641,262
Sweden - 1.9%
Scania AB (B Shares)	718,400	17,110,582
Skandinaviska Enskilda Banken AB (A Shares)	354,600	9,076,417
Svenska Cellulosa AB (SCA) (B Shares)	634,900	11,243,164
Swedish Match Co.	1,025,200	24,497,108
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	298,900	6,979,315
TOTAL SWEDEN		68,906,586
Switzerland - 6.5%
ABB Ltd. (Reg.)	2,046,314	58,899,464
Compagnie Financiere Richemont unit	317,226	21,749,281
Credit Suisse Group (Reg.)	55,387	3,328,759
EFG International	148,600	5,966,028
Julius Baer Holding AG	260,411	21,507,518
Nestle SA (Reg.)	66,014	30,234,412
Roche Holding AG (participation certificate)	228,565	39,038,902
SGS Societe Generale de Surveillance Holding SA (Reg.)	19,483	23,191,182
Sonova Holding AG	89,780	10,132,235
Swisscom AG (Reg.)	18,565	7,240,563
UBS AG:
(NY Shares)	36,300	1,669,800
(Reg.)	134,051	6,166,346
Zurich Financial Services AG (Reg.)	18,066	5,300,401
TOTAL SWITZERLAND		234,424,891
Thailand - 0.2%
Bangkok Bank Ltd. PCL (For. Reg.)	734,100	2,612,843
Krung Thai Bank Public Co. Ltd.	7,727,000	2,314,777
Siam Commercial Bank PCL (For. Reg.)	1,232,000	3,160,848
TOTAL THAILAND		8,088,468
United Kingdom - 21.4%
Aegis Group PLC	2,734,700	6,357,123

	Shares	Value
Anglo American PLC:
ADR	205,534	$ 6,242,068
(United Kingdom)	317,408	19,423,776
BG Group PLC	1,615,700	36,918,745
BHP Billiton PLC	745,995	22,914,505
BP PLC	4,134,006	50,414,203
BP PLC sponsored ADR	76,000	5,560,920
British American Tobacco PLC	402,800	15,821,984
BT Group PLC	273,600	1,475,251
BT Group PLC sponsored ADR	108,500	5,850,320
Cadbury Schweppes PLC sponsored ADR	195,500	9,651,835
Centrica PLC	1,986,900	14,162,274
Climate Exchange PLC (a)	110,500	2,206,447
Diageo PLC	1,274,300	27,343,292
GlaxoSmithKline PLC	1,450,300	36,540,308
Gottex Fund Management Holdings Ltd.	112,150	6,867,740
HBOS plc	352,900	5,153,521
HSBC Holdings PLC:
(Hong Kong) (Reg.)	382,000	6,395,444
(United Kingdom) (Reg.)	1,150,426	19,260,432
sponsored ADR	205,200	17,177,292
Imperial Tobacco Group PLC sponsored ADR	11,400	1,222,992
Informa PLC	571,800	5,245,853
InterContinental Hotel Group PLC	357,069	6,271,472
International Power PLC	2,772,200	25,573,545
Intertek Group PLC	369,700	7,271,931
Jardine Lloyd Thompson Group PLC	1,809,273	11,952,557
Lloyds TSB Group PLC	304,800	2,858,394
Man Group plc	5,527,125	62,485,123
Misys PLC	759,700	2,788,635
NDS Group PLC sponsored ADR (a)	63,200	3,743,968
Prudential PLC	1,654,700	23,408,002
Reed Elsevier PLC	2,718,600	36,702,855
Rio Tinto PLC (Reg.)	187,306	19,662,447
Royal Bank of Scotland Group PLC	1,594,500	14,066,063
Royal Dutch Shell PLC:
Class A sponsored ADR	460,000	38,732,000
Class A (United Kingdom)	640,300	26,855,721
Class B	153,800	6,382,700
Shanks Group PLC	2,049,300	9,324,082
Signet Group PLC	3,401,400	4,713,755
Smith & Nephew PLC sponsored ADR	181,000	10,393,020
SSL International PLC	472,100	5,018,257
Standard Chartered PLC (United Kingdom)	198,100	7,257,892
Taylor Nelson Sofres PLC	5,050,400	20,821,353
Tesco PLC	3,475,600	32,956,479
The Game Group PLC	802,700	3,987,111
Vodafone Group PLC	15,082,262	56,287,003
Vodafone Group PLC sponsored ADR	111,900	4,176,108
Xstrata PLC	140,400	9,902,858
TOTAL UNITED KINGDOM		775,799,656
Common Stocks - continued
	Shares	Value
United States of America - 2.1%
Alexander & Baldwin, Inc.	146,900	$ 7,588,854
American Superconductor Corp. (a)(d)	145,500	3,977,970
Calgon Carbon Corp. (a)(d)	1,264,617	20,094,764
Estee Lauder Companies, Inc. Class A	337,200	14,705,292
Fuel Tech, Inc. (a)	271,800	6,156,270
Hypercom Corp. (a)	171,800	855,564
Sunpower Corp. Class A (a)(d)	100,300	13,078,117
URS Corp. (a)	146,700	7,970,211
TOTAL UNITED STATES OF AMERICA		74,427,042
TOTAL COMMON STOCKS (Cost $2,662,683,344)		3,477,096,165
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Porsche Automobil Holding SE (Cost $6,047,228)	5,555	11,235,365
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	145,351,489	$ 145,351,489
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	65,602,201	65,602,201
TOTAL MONEY MARKET FUNDS (Cost $210,953,690)		210,953,690
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,879,684,262)		3,699,285,220
NET OTHER ASSETS - (2.0)%		(71,914,270)
NET ASSETS - 100%		$ 3,627,370,950
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,688,764
Fidelity Securities Lending Cash Central Fund	3,512,054
Total	$ 7,200,818

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $62,179,775) - See accompanying schedule: Unaffiliated issuers (cost $2,668,730,572)	$ 3,488,331,530
Fidelity Central Funds (cost $210,953,690)	210,953,690
Total Investments (cost $2,879,684,262)		$ 3,699,285,220
Cash		19,710
Foreign currency held at value (cost $2)		2
Receivable for investments sold		26,638
Receivable for fund shares sold		3,078,835
Dividends receivable		3,076,615
Distributions receivable from Fidelity Central Funds		677,291
Prepaid expenses		11,585
Other receivables		940,151
Total assets		3,707,116,047

Liabilities
Payable for investments purchased	$ 1,081,323
Payable for fund shares redeemed	9,914,928
Accrued management fee	2,135,744
Distribution fees payable	232,542
Other affiliated payables	349,264
Other payables and accrued expenses	429,095
Collateral on securities loaned, at value	65,602,201
Total liabilities		79,745,097

Net Assets		$ 3,627,370,950
Net Assets consist of:
Paid in capital		$ 2,469,341,040
Undistributed net investment income		45,014
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		338,510,392
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		819,474,504
Net Assets		$ 3,627,370,950

Statement of Assets and Liabilities - continued

December 31, 2007
Initial Class: Net Asset Value, offering price and redemption price per share ($1,702,235,240 ÷ 67,213,898 shares)	$ 25.33

Service Class: Net Asset Value, offering price and redemption price per share ($366,776,672 ÷ 14,538,727 shares)	$ 25.23

Service Class 2: Net Asset Value, offering price and redemption price per share ($821,942,807 ÷ 32,721,372 shares)	$ 25.12

Initial Class R: Net Asset Value, offering price and redemption price per share ($275,678,233 ÷ 10,906,723 shares)	$ 25.28

Service Class R: Net Asset Value, offering price and redemption price per share ($135,037,965 ÷ 5,359,956 shares)	$ 25.19

Service Class 2R: Net Asset Value, offering price and redemption price per share ($95,871,129 ÷ 3,842,580 shares)	$ 24.95

Investor Class R: Net Asset Value, offering price and redemption price per share ($229,828,904 ÷ 9,096,200 shares)	$ 25.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007
Investment Income
Dividends		$ 93,388,695
Interest		14,315
Income from Fidelity Central Funds		7,200,818
		100,603,828
Less foreign taxes withheld		(7,024,355)
Total income		93,579,473

Expenses
Management fee	$ 24,785,369
Transfer agent fees	2,563,554
Distribution fees	2,647,834
Accounting and security lending fees	1,506,381
Custodian fees and expenses	649,422
Independent trustees' compensation	12,482
Audit	100,986
Legal	30,506
Interest	3,030
Miscellaneous	172,647
Total expenses before reductions	32,472,211
Expense reductions	(882,595)	31,589,616
Net investment income (loss)		61,989,857
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $500,699)	352,851,974
Foreign currency transactions	(259,494)
Total net realized gain (loss)		352,592,480
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $280,427)	134,105,430
Assets and liabilities in foreign currencies	(16,637)
Total change in net unrealized appreciation (depreciation)		134,088,793
Net gain (loss)		486,681,273
Net increase (decrease) in net assets resulting from operations		$ 548,671,130

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 61,989,857	$ 50,744,506
Net realized gain (loss)	352,592,480	381,220,762
Change in net unrealized appreciation (depreciation)	134,088,793	68,425,980
Net increase (decrease) in net assets resulting from operations	548,671,130	500,391,248
Distributions to shareholders from net investment income	(111,357,133)	(24,249,132)
Distributions to shareholders from net realized gain	(225,173,068)	(17,825,284)
Total distributions	(336,530,201)	(42,074,416)
Share transactions - net increase (decrease)	159,355,663	37,019,715
Redemption fees	118,790	70,975
Total increase (decrease) in net assets	371,615,382	495,407,522

Net Assets
Beginning of period	3,255,755,568	2,760,348,046
End of period (including undistributed net investment income of $45,014 and undistributed net investment income of $50,264,705, respectively)	$ 3,627,370,950	$ 3,255,755,568

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.96	$ 20.60	$ 17.51	$ 15.59	$ 10.98
Income from Investment Operations
Net investment income (loss) C	.45	.38	.20	.13	.11
Net realized and unrealized gain (loss)	3.42	3.30	3.10	1.97	4.60
Total from investment operations	3.87	3.68	3.30	2.10	4.71
Distributions from net investment income	(.84)	(.19)	(.12)	(.18)	(.10)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.50)	(.32)	(.21)	(.18)	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.33	$ 23.96	$ 20.60	$ 17.51	$ 15.59
Total Return A, B	17.41%	18.09%	19.06%	13.57%	43.37%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.88%	.89%	.91%	.90%
Expenses net of fee waivers, if any	.85%	.88%	.89%	.91%	.90%
Expenses net of all reductions	.82%	.81%	.82%	.87%	.86%
Net investment income (loss)	1.85%	1.76%	1.11%	.80%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,702,235	$ 1,624,901	$ 1,549,179	$ 1,491,485	$ 1,436,137
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.86	$ 20.52	$ 17.44	$ 15.53	$ 10.94
Income from Investment Operations
Net investment income (loss) C	.43	.36	.18	.11	.09
Net realized and unrealized gain (loss)	3.39	3.28	3.09	1.97	4.59
Total from investment operations	3.82	3.64	3.27	2.08	4.68
Distributions from net investment income	(.79)	(.17)	(.10)	(.17)	(.09)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.45)	(.30)	(.19)	(.17)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.23	$ 23.86	$ 20.52	$ 17.44	$ 15.53
Total Return A, B	17.25%	17.95%	18.97%	13.49%	43.20%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.98%	.99%	1.01%	1.00%
Expenses net of fee waivers, if any	.95%	.98%	.99%	1.01%	1.00%
Expenses net of all reductions	.92%	.91%	.92%	.97%	.96%
Net investment income (loss)	1.75%	1.66%	1.02%	.69%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,777	$ 362,060	$ 329,759	$ 322,649	$ 246,632
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.75	$ 20.43	$ 17.39	$ 15.50	$ 10.90
Income from Investment Operations
Net investment income (loss) C	.39	.33	.14	.08	.08
Net realized and unrealized gain (loss)	3.37	3.27	3.08	1.97	4.58
Total from investment operations	3.76	3.60	3.22	2.05	4.66
Distributions from net investment income	(.73)	(.15)	(.09)	(.16)	(.06)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.39)	(.28)	(.18)	(.16)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.12	$ 23.75	$ 20.43	$ 17.39	$ 15.50
Total Return A, B	17.05%	17.83%	18.72%	13.31%	43.04%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.13%	1.14%	1.16%	1.16%
Expenses net of fee waivers, if any	1.10%	1.13%	1.14%	1.16%	1.16%
Expenses net of all reductions	1.07%	1.06%	1.07%	1.12%	1.12%
Net investment income (loss)	1.60%	1.51%	.79%	.54%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 821,943	$ 703,421	$ 502,801	$ 319,708	$ 140,822
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.92	$ 20.57	$ 17.49	$ 15.57	$ 10.98
Income from Investment Operations
Net investment income (loss) C	.45	.38	.19	.12	.11
Net realized and unrealized gain (loss)	3.41	3.29	3.10	1.98	4.59
Total from investment operations	3.86	3.67	3.29	2.10	4.70
Distributions from net investment income	(.84)	(.19)	(.12)	(.18)	(.11)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.50)	(.32)	(.21)	(.18)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.28	$ 23.92	$ 20.57	$ 17.49	$ 15.57
Total Return A, B	17.40%	18.08%	19.05%	13.59%	43.32%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.88%	.89%	.91%	.90%
Expenses net of fee waivers, if any	.85%	.88%	.89%	.91%	.90%
Expenses net of all reductions	.82%	.81%	.82%	.87%	.86%
Net investment income (loss)	1.85%	1.76%	1.08%	.79%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 275,678	$ 240,693	$ 184,245	$ 132,064	$ 39,466
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.83	$ 20.50	$ 17.43	$ 15.52	$ 10.94
Income from Investment Operations
Net investment income (loss) C	.43	.36	.17	.11	.10
Net realized and unrealized gain (loss)	3.38	3.27	3.09	1.97	4.58
Total from investment operations	3.81	3.63	3.26	2.08	4.68
Distributions from net investment income	(.79)	(.17)	(.10)	(.17)	(.10)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.45)	(.30)	(.19)	(.17)	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.19	$ 23.83	$ 20.50	$ 17.43	$ 15.52
Total Return A, B	17.23%	17.95%	18.92%	13.50%	43.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.98%	.99%	1.01%	1.00%
Expenses net of fee waivers, if any	.94%	.98%	.99%	1.01%	1.00%
Expenses net of all reductions	.92%	.91%	.92%	.96%	.96%
Net investment income (loss)	1.75%	1.66%	.96%	.70%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 135,038	$ 133,934	$ 115,449	$ 86,509	$ 56,141
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.61	$ 20.32	$ 17.30	$ 15.42	$ 10.90
Income from Investment Operations
Net investment income (loss) C	.39	.32	.14	.08	.08
Net realized and unrealized gain (loss)	3.35	3.26	3.07	1.96	4.55
Total from investment operations	3.74	3.58	3.21	2.04	4.63
Distributions from net investment income	(.74)	(.16)	(.10)	(.16)	(.11)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.40)	(.29)	(.19)	(.16)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.95	$ 23.61	$ 20.32	$ 17.30	$ 15.42
Total Return A, B	17.06%	17.81%	18.74%	13.32%	43.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.13%	1.14%	1.16%	1.15%
Expenses net of fee waivers, if any	1.09%	1.13%	1.14%	1.16%	1.15%
Expenses net of all reductions	1.07%	1.06%	1.07%	1.11%	1.11%
Net investment income (loss)	1.60%	1.51%	.77%	.55%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,871	$ 68,729	$ 49,373	$ 27,562	$ 7,072
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.42	.36	.02
Net realized and unrealized gain (loss)	3.41	3.29	2.88
Total from investment operations	3.83	3.65	2.90
Distributions from net investment income	(.81)	(.20)	-
Distributions from net realized gain	(1.66)	(.13)	-
Total distributions	(2.47)	(.33)	-
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 25.27	$ 23.91	$ 20.59
Total Return B, C, D	17.25%	17.94%	16.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.96%	1.01%	1.07% A
Expenses net of fee waivers, if any	.96%	1.01%	1.07% A
Expenses net of all reductions	.94%	.93%	1.00% A
Net investment income (loss)	1.74%	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 229,829	$ 122,018	$ 29,544
Portfolio turnover rate G	62%	123%	92%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 921,457,574
Unrealized depreciation	(111,223,450)
Net unrealized appreciation (depreciation)	810,234,124
Undistributed ordinary income	67,246,523
Undistributed long-term capital gain	280,615,280

Cost for federal income tax purposes	$ 2,889,051,096

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 111,357,133	$ 42,074,416
Long-term Capital Gains	225,173,068	-
Total	$ 336,530,201	$ 42,074,416

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,117,228,269 and $2,262,561,750, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 371,771
Service Class 2	1,934,733
Service Class R	137,556
Service Class 2R	203,774
$ 2,647,834

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,145,790
Service Class	250,256
Service Class 2	519,669
Initial Class R	175,778
Service Class R	90,727
Service Class 2R	53,772
Investor Class R	327,562
$ 2,563,554

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $444 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,058,000	5.39%	$ 3,030

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,033 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,512,054.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $881,547 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $336.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 36% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent

Annual Report

10. Other - continued

Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 55,739,563	$ 14,091,669
Service Class	11,576,654	2,672,527
Service Class 2	22,633,556	3,822,324
Initial Class R	8,762,292	1,834,008
Service Class R	4,244,546	1,035,719
Service Class 2R	2,489,770	404,891
Investor Class R	5,910,752	387,994
Total	$ 111,357,133	$ 24,249,132
From net realized gain
Initial Class	$ 111,097,557	$ 9,796,346
Service Class	25,082,728	2,080,411
Service Class 2	49,162,218	3,312,681
Initial Class R	16,729,732	1,261,487
Service Class R	9,169,613	778,286
Service Class 2R	4,853,334	337,410
Investor Class R	9,077,886	258,663
Total	$ 225,173,068	$ 17,825,284

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	8,581,542	8,304,320	$ 209,859,014	$ 179,677,212
Reinvestment of distributions	7,280,031	1,151,230	166,837,120	23,888,014
Shares redeemed	(16,452,957)	(16,836,811)	(401,808,271)	(368,119,935)
Net increase (decrease)	(591,384)	(7,381,261)	$ (25,112,137)	$ (164,554,709)
Service Class
Shares sold	1,382,854	1,974,850	$ 33,724,214	$ 42,447,696
Reinvestment of distributions	1,608,100	229,833	36,659,382	4,752,938
Shares redeemed	(3,627,586)	(3,102,957)	(88,845,433)	(67,340,790)
Net increase (decrease)	(636,632)	(898,274)	$ (18,461,837)	$ (20,140,156)
Service Class 2
Shares sold	4,978,892	7,511,166	$ 121,295,683	$ 162,864,891
Reinvestment of distributions	3,159,253	346,191	71,795,774	7,135,005
Shares redeemed	(5,039,553)	(2,840,731)	(122,533,831)	(60,833,342)
Net increase (decrease)	3,098,592	5,016,626	$ 70,557,626	$ 109,166,554
Initial Class R
Shares sold	1,573,581	2,772,603	$ 38,800,759	$ 60,021,525
Reinvestment of distributions	1,112,826	149,396	25,492,024	3,095,495
Shares redeemed	(1,840,544)	(1,817,333)	(44,022,123)	(39,551,862)
Net increase (decrease)	845,863	1,104,666	$ 20,270,660	$ 23,565,158

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Service Class R
Shares sold	794,023	1,190,213	$ 19,027,863	$ 25,640,889
Reinvestment of distributions	589,118	87,845	13,414,159	1,814,005
Shares redeemed	(1,643,900)	(1,290,192)	(39,376,291)	(28,107,366)
Net increase (decrease)	(260,759)	(12,134)	$ (6,934,269)	$ (652,472)
Service Class 2R
Shares sold	1,154,726	904,989	$ 28,069,168	$ 19,265,401
Reinvestment of distributions	324,060	36,227	7,343,104	742,301
Shares redeemed	(547,588)	(459,435)	(13,063,580)	(9,806,715)
Net increase (decrease)	931,198	481,781	$ 22,348,692	$ 10,200,987
Investor Class R
Shares sold	3,876,633	3,992,909	$ 95,023,834	$ 86,366,168
Reinvestment of distributions	648,994	31,194	14,988,638	646,657
Shares redeemed	(532,623)	(355,662)	(13,325,544)	(7,578,472)
Net increase (decrease)	3,993,004	3,668,441	$ 96,686,928	$ 79,434,353

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Overseas. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-
present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Overseas. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of VIP Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (59)

Year of Election or Appointment: 2001

Secretary of VIP Overseas. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Overseas. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Overseas. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Overseas. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/15/08	02/15/08	$2.46
Service Class	02/15/08	02/15/08	$2.46
Service Class 2	02/15/08	02/15/08	$2.46

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $280,904,298 or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	02/09/07	$.396	$.016
	12/28/07	$.505	$.048
Service Class	02/09/07	$.374	$.016
	12/28/07	$.479	$.048
Service Class 2	02/09/07	$.347	$.016
	12/28/07	$.446	$.048

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0208
1.540205.110

Fidelity® Variable Insurance Products:

Overseas Portfolio - Class R

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class R A	17.40%	21.86%	8.19%
VIP Overseas - Service Class R B	17.23%	21.73%	8.08%
VIP Overseas - Service Class 2R C	17.06%	21.55%	7.98%
VIP Overseas - Investor Class R D	17.25%	21.79%	8.16%

A The initial offering of Initial Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 24, 2002. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to April 24, 2002 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months ending December 31, 2007, the fund substantially outpaced the MSCI EAFE index. (For specific portfolio performance results, please refer to the performance section of this report.) Security selection added value in most countries and market sectors. We had excellent returns in the capital goods industry, based on our conviction that the market was underestimating the strength of global demand for power transmission and distribution equipment. France's Alstom and Switzerland's ABB, two manufacturers of power equipment, contributed strongly to performance. In the information technology sector, Nintendo was the standout, as this Japanese video game manufacturer continued to profit from sales of its Wii game console and the related software. Within health care, CSL Ltd., an Australian specialty biopharmaceutical company that produces plasma protein therapies, performed especially well. Favorable currency movements also had a positive impact on the fund's absolute returns. Stock picking detracted from results in the financials sector - including Germany's MLP, a distributor of financial products. In the automotive sector, Japan's Toyota Motor was also a detractor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period * July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 1,038.40	$ 4.32
Hypothetical A	$ 1,000.00	$ 1,020.97	$ 4.28
Service Class
Actual	$ 1,000.00	$ 1,038.00	$ 4.83
Hypothetical A	$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2
Actual	$ 1,000.00	$ 1,036.80	$ 5.60
Hypothetical A	$ 1,000.00	$ 1,019.71	$ 5.55
Initial Class R
Actual	$ 1,000.00	$ 1,038.60	$ 4.32
Hypothetical A	$ 1,000.00	$ 1,020.97	$ 4.28
Service Class R
Actual	$ 1,000.00	$ 1,037.60	$ 4.83
Hypothetical A	$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2R
Actual	$ 1,000.00	$ 1,037.00	$ 5.60
Hypothetical A	$ 1,000.00	$ 1,019.71	$ 5.55
Investor Class R
Actual	$ 1,000.00	$ 1,037.80	$ 4.93
Hypothetical A	$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investments

Annualized Expense Ratio
Initial Class	.84%
Service Class	.94%
Service Class 2	1.09%
Initial Class R	.84%
Service Class R	.94%
Service Class 2R	1.09%
Investor Class R	.96%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of December 31, 2007
United Kingdom	21.4%
France	14.8%
Germany	11.4%
Japan	11.4%
Switzerland	6.5%
Australia	5.9%
United States of America	5.9%
Italy	3.6%
Norway	2.3%
Other	16.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2007
United Kingdom	19.9%
Japan	17.4%
France	13.1%
Germany	12.7%
Switzerland	6.2%
Australia	6.1%
Netherlands	4.0%
Italy	3.5%
United States of America	1.9%
Other	15.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.2	98.9
Short-Term Investments and Net Other Assets	3.8	1.1
Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Alstom SA (France, Electrical Equipment)	3.1	1.8
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	2.1	1.7
Royal Dutch Shell PLC Class A (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	1.2
E.ON AG (Germany, Electric Utilities)	1.7	1.3
Man Group plc (United Kingdom, Capital Markets)	1.7	1.1
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	1.4
ABB Ltd. (Reg.) (Switzerland, Electrical Equipment)	1.6	1.4
CSL Ltd. (Australia, Biotechnology)	1.6	1.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.5	1.4
Telefonica SA (Spain, Diversified Telecommunication Services)	1.5	0.8
	18.3
Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.6	26.0
Industrials	18.3	13.8
Consumer Staples	9.1	8.8
Energy	8.7	7.8
Consumer Discretionary	8.3	12.6
Utilities	7.5	5.7
Materials	7.4	7.4
Telecommunication Services	6.8	4.6
Information Technology	4.9	7.0
Health Care	4.6	5.2

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Argentina - 0.2%
Cresud S.A.C.I.F. y A. sponsored ADR	430,600	$ 8,568,940
Australia - 5.9%
AMP Ltd.	859,100	7,487,233
Australian Wealth Management Ltd.	2,494,900	5,506,913
Babcock & Brown Ltd.	200,800	4,775,162
Babcock & Brown Wind Partners	4,714,700	7,020,330
BHP Billiton Ltd.	855,200	29,949,104
Commonwealth Bank of Australia	490,452	25,388,586
Computershare Ltd.	1,203,606	10,415,876
CSL Ltd.	1,799,145	57,298,673
Energy Resources of Australia Ltd.	256,775	4,385,730
Gunns Ltd.	1,497,600	4,774,762
HFA Holdings Ltd.	1,251,777	2,083,220
Macquarie Group Ltd.	212,500	14,183,011
National Australia Bank Ltd.	425,435	14,082,010
Rio Tinto Ltd.	79,200	9,292,283
Seek Ltd.	593,800	4,160,875
WorleyParsons Ltd.	284,471	12,956,744
TOTAL AUSTRALIA		213,760,512
Austria - 0.4%
Strabag SE	206,500	14,682,556
Belgium - 0.4%
Fortis	226,300	5,948,023
Hamon & Compagnie International SA (a)	73,974	5,045,941
KBC Groupe SA	26,700	3,748,527
TOTAL BELGIUM		14,742,491
Bermuda - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	524,400	5,990,949
Clear Media Ltd. (a)	249,000	259,950
TOTAL BERMUDA		6,250,899
Brazil - 0.9%
Banco do Brasil SA	211,200	3,571,416
Gafisa SA ADR (a)(d)	107,100	4,010,895
MRV Engenharia e Participacoes SA	430,800	9,208,955
Uniao de Bancos Brasileiros SA (Unibanco) GDR	38,000	5,306,320
Vivo Participacoes SA (PN) sponsored ADR	2,059,200	11,263,824
TOTAL BRAZIL		33,361,410
British Virgin Islands - 0.1%
Indochina Capital Vietnam Holdings Ltd.	271,800	2,518,227
Denmark - 1.1%
Novozymes AS Series B	105,600	12,028,535
Vestas Wind Systems AS (a)	263,600	28,478,055
TOTAL DENMARK		40,506,590

	Shares	Value
Finland - 1.3%
Fortum Oyj	216,800	$ 9,748,220
Neste Oil Oyj	233,400	8,219,256
Nokia Corp. sponsored ADR	734,700	28,205,133
TOTAL FINLAND		46,172,609
France - 14.8%
Alstom SA	523,700	112,350,304
AXA SA	247,415	9,824,850
BNP Paribas SA	212,302	22,995,845
Bouygues SA	181,900	15,131,497
Cap Gemini SA	344,000	21,587,445
Carrefour SA	290,500	22,592,599
CNP Assurances	100,300	13,026,162
Compagnie Generale de Geophysique SA (a)	11,400	3,244,246
Electricite de France (d)	180,800	21,499,274
France Telecom SA	149,061	5,311,043
Groupe Danone	187,200	16,894,800
Ingenico SA	198,100	6,288,080
L'Air Liquide SA	154,280	22,918,653
L'Oreal SA	170,595	24,393,722
Remy Cointreau SA	109,300	7,779,421
Renault SA	61,300	8,678,633
Societe Generale Series A	138,210	19,954,545
Sodexho Alliance SA	159,800	9,794,909
Suez SA (France)	423,600	29,016,600
Total SA:
Series B	318,500	26,308,100
sponsored ADR	164,600	13,595,960
Unibail-Rodamco	36,800	8,029,035
Veolia Environnement	598,475	54,544,730
Vinci SA	263,200	19,455,378
Vivendi	447,100	20,475,379
TOTAL FRANCE		535,691,210
Germany - 11.1%
Allianz AG (Reg.)	81,500	17,318,750
Bayer AG	285,700	25,998,700
Beiersdorf AG	255,700	19,777,935
Commerzbank AG	489,500	18,759,522
DaimlerChrysler AG	146,900	14,048,047
DaimlerChrysler AG (Reg.)	158,400	15,147,792
Deutsche Boerse AG	148,000	29,320,805
Deutsche Postbank AG	91,600	8,121,123
Deutsche Telekom AG sponsored ADR	148,200	3,211,494
E.ON AG	297,644	63,452,289
ESCADA AG (a)(d)	241,821	6,715,945
Fresenius AG	69,500	5,679,985
GFK AG (d)	111,269	4,465,614
Henkel KGaA	282,177	14,392,729
Hochtief AG	102,300	13,735,289
Metro AG	119,900	10,050,970
MLP AG (d)	1,114,100	17,478,614
Common Stocks - continued
	Shares	Value
Germany - continued
MPC Muenchmeyer Petersen Capital AG	50,800	$ 4,534,251
Q-Cells AG (a)	90,100	12,833,613
SAP AG sponsored ADR (d)	241,900	12,348,995
SGL Carbon AG (a)	141,300	7,634,013
Siemens AG:
(Reg.)	37,100	5,838,056
sponsored ADR	450,500	70,890,680
TOTAL GERMANY		401,755,211
Greece - 0.8%
Public Power Corp. of Greece	566,100	29,741,988
Hong Kong - 1.2%
China Unicom Ltd.	9,320,000	20,876,800
China Unicom Ltd. sponsored ADR	864,300	19,360,320
Dynasty Fine Wines Group Ltd.	7,224,000	2,872,145
TOTAL HONG KONG		43,109,265
India - 0.1%
IVRCL Infrastructures & Projects Ltd.	340,000	4,795,635
Italy - 3.6%
Alleanza Assicurazioni SpA	1,108,600	14,383,050
Assicurazioni Generali SpA	376,200	17,019,815
Edison SpA	2,366,800	7,443,603
ENI SpA	414,686	15,017,853
Finmeccanica SpA	697,500	22,363,955
Intesa Sanpaolo SpA	1,556,700	12,290,698
Lottomatica SpA (d)	155,800	5,702,553
Mariella Burani Fashion Group SpA	105,600	2,895,777
Saipem SpA	259,200	10,368,558
Unicredito Italiano SpA	2,840,000	23,537,729
TOTAL ITALY		131,023,591
Japan - 11.4%
Canon, Inc.	209,300	9,592,218
Daiwa Securities Group, Inc.	1,038,000	9,335,515
Fujifilm Holdings Corp.	294,000	12,256,859
Honda Motor Co. Ltd.	97,400	3,227,836
Ibiden Co. Ltd.	180,500	12,503,742
Japan Steel Works Ltd.	722,000	10,488,109
Japan Tobacco, Inc.	2,877	17,041,481
KDDI Corp.	932	6,908,305
Konica Minolta Holdings, Inc.	717,000	12,592,275
Matsui Securities Co. Ltd. (d)	659,000	5,155,993
Mitsubishi Corp.	254,100	6,889,471
Mitsubishi Electric Corp.	507,000	5,260,505
Mitsubishi Estate Co. Ltd.	532,000	12,697,603
Mitsubishi UFJ Financial Group, Inc.	1,537,600	14,345,807
Mitsui & Co. Ltd.	384,000	8,033,316
Mitsui Fudosan Co. Ltd.	355,000	7,669,821
Nafco Co. Ltd.	147,900	2,759,266
NGK Insulators Ltd.	585,000	15,712,745
Nidec Corp.	152,100	11,009,267

	Shares	Value
Nintendo Co. Ltd.	44,300	$ 26,243,319
Nippon Steel Corp.	1,308,000	8,020,548
Nomura Holdings, Inc.	939,300	15,733,274
Nomura Holdings, Inc. sponsored ADR	95,200	1,594,600
NSK Ltd.	1,575,000	16,173,359
NTT DoCoMo, Inc.	8,087	13,262,679
ORIX Corp.	23,670	3,988,131
Point, Inc.	125,450	6,356,088
Sony Corp.	98,600	5,353,980
Sony Corp. sponsored ADR	138,100	7,498,830
Stanley Electric Co. Ltd.	351,500	8,745,897
Sumitomo Metal Industries Ltd.	1,829,000	8,378,929
Sumitomo Mitsui Financial Group, Inc.	5,254	38,950,791
Sumitomo Trust & Banking Co. Ltd.	1,194,000	7,883,465
T&D Holdings, Inc.	268,350	13,678,504
Tokyo Electric Power Co.	115,000	2,982,258
Toyota Motor Corp.	679,500	36,071,256
USS Co. Ltd.	128,860	8,017,038
TOTAL JAPAN		412,413,080
Korea (South) - 0.3%
Doosan Heavy Industries & Construction Co. Ltd.	67,890	9,138,063
Luxembourg - 0.9%
ArcelorMittal SA:
(France)	97,400	7,560,722
(NY Reg.) Class A	60,100	4,648,735
Evraz Group SA GDR	50,200	3,890,500
SES SA (A Shares) FDR unit	562,747	14,782,914
TOTAL LUXEMBOURG		30,882,871
Malaysia - 0.7%
DiGi.com Bhd	913,200	6,848,310
Gamuda Bhd	11,964,600	17,438,576
TOTAL MALAYSIA		24,286,886
Netherlands - 2.0%
ING Groep NV (Certificaten Van Aandelen)	125,724	4,891,921
Koninklijke KPN NV	819,100	14,870,708
Koninklijke Philips Electronics NV (NY Shares)	680,900	29,108,475
Unilever NV (NY Shares)	688,800	25,113,648
TOTAL NETHERLANDS		73,984,752
Norway - 2.3%
Acta Holding ASA (d)	1,404,500	5,866,621
Aker Kvaerner ASA	1,239,550	32,958,869
Marine Harvest ASA (a)	7,094,000	4,555,720
Orkla ASA (A Shares)	1,043,500	20,209,472
Petroleum Geo-Services ASA	376,800	10,937,566
StatoilHydro ASA	320,900	9,979,225
TOTAL NORWAY		84,507,473
Common Stocks - continued
	Shares	Value
Panama - 0.8%
McDermott International, Inc. (a)	503,400	$ 29,715,702
Portugal - 0.2%
Energias de Portugal SA	1,342,900	8,760,432
South Africa - 1.1%
Exxaro Resources Ltd.	708,700	10,685,918
Impala Platinum Holdings Ltd.	195,400	6,756,934
JSE Ltd.	786,800	9,977,058
Murray & Roberts Holdings Ltd.	942,900	14,017,957
TOTAL SOUTH AFRICA		41,437,867
Spain - 2.0%
Banco Santander SA	861,600	18,558,864
Telefonica SA	1,359,680	44,230,390
Telefonica SA sponsored ADR	111,200	10,852,008
TOTAL SPAIN		73,641,262
Sweden - 1.9%
Scania AB (B Shares)	718,400	17,110,582
Skandinaviska Enskilda Banken AB (A Shares)	354,600	9,076,417
Svenska Cellulosa AB (SCA) (B Shares)	634,900	11,243,164
Swedish Match Co.	1,025,200	24,497,108
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	298,900	6,979,315
TOTAL SWEDEN		68,906,586
Switzerland - 6.5%
ABB Ltd. (Reg.)	2,046,314	58,899,464
Compagnie Financiere Richemont unit	317,226	21,749,281
Credit Suisse Group (Reg.)	55,387	3,328,759
EFG International	148,600	5,966,028
Julius Baer Holding AG	260,411	21,507,518
Nestle SA (Reg.)	66,014	30,234,412
Roche Holding AG (participation certificate)	228,565	39,038,902
SGS Societe Generale de Surveillance Holding SA (Reg.)	19,483	23,191,182
Sonova Holding AG	89,780	10,132,235
Swisscom AG (Reg.)	18,565	7,240,563
UBS AG:
(NY Shares)	36,300	1,669,800
(Reg.)	134,051	6,166,346
Zurich Financial Services AG (Reg.)	18,066	5,300,401
TOTAL SWITZERLAND		234,424,891
Thailand - 0.2%
Bangkok Bank Ltd. PCL (For. Reg.)	734,100	2,612,843
Krung Thai Bank Public Co. Ltd.	7,727,000	2,314,777
Siam Commercial Bank PCL (For. Reg.)	1,232,000	3,160,848
TOTAL THAILAND		8,088,468
United Kingdom - 21.4%
Aegis Group PLC	2,734,700	6,357,123

	Shares	Value
Anglo American PLC:
ADR	205,534	$ 6,242,068
(United Kingdom)	317,408	19,423,776
BG Group PLC	1,615,700	36,918,745
BHP Billiton PLC	745,995	22,914,505
BP PLC	4,134,006	50,414,203
BP PLC sponsored ADR	76,000	5,560,920
British American Tobacco PLC	402,800	15,821,984
BT Group PLC	273,600	1,475,251
BT Group PLC sponsored ADR	108,500	5,850,320
Cadbury Schweppes PLC sponsored ADR	195,500	9,651,835
Centrica PLC	1,986,900	14,162,274
Climate Exchange PLC (a)	110,500	2,206,447
Diageo PLC	1,274,300	27,343,292
GlaxoSmithKline PLC	1,450,300	36,540,308
Gottex Fund Management Holdings Ltd.	112,150	6,867,740
HBOS plc	352,900	5,153,521
HSBC Holdings PLC:
(Hong Kong) (Reg.)	382,000	6,395,444
(United Kingdom) (Reg.)	1,150,426	19,260,432
sponsored ADR	205,200	17,177,292
Imperial Tobacco Group PLC sponsored ADR	11,400	1,222,992
Informa PLC	571,800	5,245,853
InterContinental Hotel Group PLC	357,069	6,271,472
International Power PLC	2,772,200	25,573,545
Intertek Group PLC	369,700	7,271,931
Jardine Lloyd Thompson Group PLC	1,809,273	11,952,557
Lloyds TSB Group PLC	304,800	2,858,394
Man Group plc	5,527,125	62,485,123
Misys PLC	759,700	2,788,635
NDS Group PLC sponsored ADR (a)	63,200	3,743,968
Prudential PLC	1,654,700	23,408,002
Reed Elsevier PLC	2,718,600	36,702,855
Rio Tinto PLC (Reg.)	187,306	19,662,447
Royal Bank of Scotland Group PLC	1,594,500	14,066,063
Royal Dutch Shell PLC:
Class A sponsored ADR	460,000	38,732,000
Class A (United Kingdom)	640,300	26,855,721
Class B	153,800	6,382,700
Shanks Group PLC	2,049,300	9,324,082
Signet Group PLC	3,401,400	4,713,755
Smith & Nephew PLC sponsored ADR	181,000	10,393,020
SSL International PLC	472,100	5,018,257
Standard Chartered PLC (United Kingdom)	198,100	7,257,892
Taylor Nelson Sofres PLC	5,050,400	20,821,353
Tesco PLC	3,475,600	32,956,479
The Game Group PLC	802,700	3,987,111
Vodafone Group PLC	15,082,262	56,287,003
Vodafone Group PLC sponsored ADR	111,900	4,176,108
Xstrata PLC	140,400	9,902,858
TOTAL UNITED KINGDOM		775,799,656
Common Stocks - continued
	Shares	Value
United States of America - 2.1%
Alexander & Baldwin, Inc.	146,900	$ 7,588,854
American Superconductor Corp. (a)(d)	145,500	3,977,970
Calgon Carbon Corp. (a)(d)	1,264,617	20,094,764
Estee Lauder Companies, Inc. Class A	337,200	14,705,292
Fuel Tech, Inc. (a)	271,800	6,156,270
Hypercom Corp. (a)	171,800	855,564
Sunpower Corp. Class A (a)(d)	100,300	13,078,117
URS Corp. (a)	146,700	7,970,211
TOTAL UNITED STATES OF AMERICA		74,427,042
TOTAL COMMON STOCKS (Cost $2,662,683,344)		3,477,096,165
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Porsche Automobil Holding SE (Cost $6,047,228)	5,555	11,235,365
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 4.58% (b)	145,351,489	$ 145,351,489
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	65,602,201	65,602,201
TOTAL MONEY MARKET FUNDS (Cost $210,953,690)		210,953,690
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,879,684,262)		3,699,285,220
NET OTHER ASSETS - (2.0)%		(71,914,270)
NET ASSETS - 100%		$ 3,627,370,950
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,688,764
Fidelity Securities Lending Cash Central Fund	3,512,054
Total	$ 7,200,818

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007
Assets
Investment in securities, at value (including securities loaned of $62,179,775) - See accompanying schedule: Unaffiliated issuers (cost $2,668,730,572)	$ 3,488,331,530
Fidelity Central Funds (cost $210,953,690)	210,953,690
Total Investments (cost $2,879,684,262)		$ 3,699,285,220
Cash		19,710
Foreign currency held at value (cost $2)		2
Receivable for investments sold		26,638
Receivable for fund shares sold		3,078,835
Dividends receivable		3,076,615
Distributions receivable from Fidelity Central Funds		677,291
Prepaid expenses		11,585
Other receivables		940,151
Total assets		3,707,116,047

Liabilities
Payable for investments purchased	$ 1,081,323
Payable for fund shares redeemed	9,914,928
Accrued management fee	2,135,744
Distribution fees payable	232,542
Other affiliated payables	349,264
Other payables and accrued expenses	429,095
Collateral on securities loaned, at value	65,602,201
Total liabilities		79,745,097

Net Assets		$ 3,627,370,950
Net Assets consist of:
Paid in capital		$ 2,469,341,040
Undistributed net investment income		45,014
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		338,510,392
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		819,474,504
Net Assets		$ 3,627,370,950

Statement of Assets and Liabilities - continued

December 31, 2007
Initial Class: Net Asset Value, offering price and redemption price per share ($1,702,235,240 ÷ 67,213,898 shares)	$ 25.33

Service Class: Net Asset Value, offering price and redemption price per share ($366,776,672 ÷ 14,538,727 shares)	$ 25.23

Service Class 2: Net Asset Value, offering price and redemption price per share ($821,942,807 ÷ 32,721,372 shares)	$ 25.12

Initial Class R: Net Asset Value, offering price and redemption price per share ($275,678,233 ÷ 10,906,723 shares)	$ 25.28

Service Class R: Net Asset Value, offering price and redemption price per share ($135,037,965 ÷ 5,359,956 shares)	$ 25.19

Service Class 2R: Net Asset Value, offering price and redemption price per share ($95,871,129 ÷ 3,842,580 shares)	$ 24.95

Investor Class R: Net Asset Value, offering price and redemption price per share ($229,828,904 ÷ 9,096,200 shares)	$ 25.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007
Investment Income
Dividends		$ 93,388,695
Interest		14,315
Income from Fidelity Central Funds		7,200,818
		100,603,828
Less foreign taxes withheld		(7,024,355)
Total income		93,579,473

Expenses
Management fee	$ 24,785,369
Transfer agent fees	2,563,554
Distribution fees	2,647,834
Accounting and security lending fees	1,506,381
Custodian fees and expenses	649,422
Independent trustees' compensation	12,482
Audit	100,986
Legal	30,506
Interest	3,030
Miscellaneous	172,647
Total expenses before reductions	32,472,211
Expense reductions	(882,595)	31,589,616
Net investment income (loss)		61,989,857
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $500,699)	352,851,974
Foreign currency transactions	(259,494)
Total net realized gain (loss)		352,592,480
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $280,427)	134,105,430
Assets and liabilities in foreign currencies	(16,637)
Total change in net unrealized appreciation (depreciation)		134,088,793
Net gain (loss)		486,681,273
Net increase (decrease) in net assets resulting from operations		$ 548,671,130

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 61,989,857	$ 50,744,506
Net realized gain (loss)	352,592,480	381,220,762
Change in net unrealized appreciation (depreciation)	134,088,793	68,425,980
Net increase (decrease) in net assets resulting from operations	548,671,130	500,391,248
Distributions to shareholders from net investment income	(111,357,133)	(24,249,132)
Distributions to shareholders from net realized gain	(225,173,068)	(17,825,284)
Total distributions	(336,530,201)	(42,074,416)
Share transactions - net increase (decrease)	159,355,663	37,019,715
Redemption fees	118,790	70,975
Total increase (decrease) in net assets	371,615,382	495,407,522

Net Assets
Beginning of period	3,255,755,568	2,760,348,046
End of period (including undistributed net investment income of $45,014 and undistributed net investment income of $50,264,705, respectively)	$ 3,627,370,950	$ 3,255,755,568

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.96	$ 20.60	$ 17.51	$ 15.59	$ 10.98
Income from Investment Operations
Net investment income (loss) C	.45	.38	.20	.13	.11
Net realized and unrealized gain (loss)	3.42	3.30	3.10	1.97	4.60
Total from investment operations	3.87	3.68	3.30	2.10	4.71
Distributions from net investment income	(.84)	(.19)	(.12)	(.18)	(.10)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.50)	(.32)	(.21)	(.18)	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.33	$ 23.96	$ 20.60	$ 17.51	$ 15.59
Total Return A, B	17.41%	18.09%	19.06%	13.57%	43.37%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.88%	.89%	.91%	.90%
Expenses net of fee waivers, if any	.85%	.88%	.89%	.91%	.90%
Expenses net of all reductions	.82%	.81%	.82%	.87%	.86%
Net investment income (loss)	1.85%	1.76%	1.11%	.80%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,702,235	$ 1,624,901	$ 1,549,179	$ 1,491,485	$ 1,436,137
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.86	$ 20.52	$ 17.44	$ 15.53	$ 10.94
Income from Investment Operations
Net investment income (loss) C	.43	.36	.18	.11	.09
Net realized and unrealized gain (loss)	3.39	3.28	3.09	1.97	4.59
Total from investment operations	3.82	3.64	3.27	2.08	4.68
Distributions from net investment income	(.79)	(.17)	(.10)	(.17)	(.09)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.45)	(.30)	(.19)	(.17)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.23	$ 23.86	$ 20.52	$ 17.44	$ 15.53
Total Return A, B	17.25%	17.95%	18.97%	13.49%	43.20%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.98%	.99%	1.01%	1.00%
Expenses net of fee waivers, if any	.95%	.98%	.99%	1.01%	1.00%
Expenses net of all reductions	.92%	.91%	.92%	.97%	.96%
Net investment income (loss)	1.75%	1.66%	1.02%	.69%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,777	$ 362,060	$ 329,759	$ 322,649	$ 246,632
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.75	$ 20.43	$ 17.39	$ 15.50	$ 10.90
Income from Investment Operations
Net investment income (loss) C	.39	.33	.14	.08	.08
Net realized and unrealized gain (loss)	3.37	3.27	3.08	1.97	4.58
Total from investment operations	3.76	3.60	3.22	2.05	4.66
Distributions from net investment income	(.73)	(.15)	(.09)	(.16)	(.06)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.39)	(.28)	(.18)	(.16)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.12	$ 23.75	$ 20.43	$ 17.39	$ 15.50
Total Return A, B	17.05%	17.83%	18.72%	13.31%	43.04%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.13%	1.14%	1.16%	1.16%
Expenses net of fee waivers, if any	1.10%	1.13%	1.14%	1.16%	1.16%
Expenses net of all reductions	1.07%	1.06%	1.07%	1.12%	1.12%
Net investment income (loss)	1.60%	1.51%	.79%	.54%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 821,943	$ 703,421	$ 502,801	$ 319,708	$ 140,822
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.92	$ 20.57	$ 17.49	$ 15.57	$ 10.98
Income from Investment Operations
Net investment income (loss) C	.45	.38	.19	.12	.11
Net realized and unrealized gain (loss)	3.41	3.29	3.10	1.98	4.59
Total from investment operations	3.86	3.67	3.29	2.10	4.70
Distributions from net investment income	(.84)	(.19)	(.12)	(.18)	(.11)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.50)	(.32)	(.21)	(.18)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.28	$ 23.92	$ 20.57	$ 17.49	$ 15.57
Total Return A, B	17.40%	18.08%	19.05%	13.59%	43.32%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.88%	.89%	.91%	.90%
Expenses net of fee waivers, if any	.85%	.88%	.89%	.91%	.90%
Expenses net of all reductions	.82%	.81%	.82%	.87%	.86%
Net investment income (loss)	1.85%	1.76%	1.08%	.79%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 275,678	$ 240,693	$ 184,245	$ 132,064	$ 39,466
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.83	$ 20.50	$ 17.43	$ 15.52	$ 10.94
Income from Investment Operations
Net investment income (loss) C	.43	.36	.17	.11	.10
Net realized and unrealized gain (loss)	3.38	3.27	3.09	1.97	4.58
Total from investment operations	3.81	3.63	3.26	2.08	4.68
Distributions from net investment income	(.79)	(.17)	(.10)	(.17)	(.10)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.45)	(.30)	(.19)	(.17)	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.19	$ 23.83	$ 20.50	$ 17.43	$ 15.52
Total Return A, B	17.23%	17.95%	18.92%	13.50%	43.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.98%	.99%	1.01%	1.00%
Expenses net of fee waivers, if any	.94%	.98%	.99%	1.01%	1.00%
Expenses net of all reductions	.92%	.91%	.92%	.96%	.96%
Net investment income (loss)	1.75%	1.66%	.96%	.70%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 135,038	$ 133,934	$ 115,449	$ 86,509	$ 56,141
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.61	$ 20.32	$ 17.30	$ 15.42	$ 10.90
Income from Investment Operations
Net investment income (loss) C	.39	.32	.14	.08	.08
Net realized and unrealized gain (loss)	3.35	3.26	3.07	1.96	4.55
Total from investment operations	3.74	3.58	3.21	2.04	4.63
Distributions from net investment income	(.74)	(.16)	(.10)	(.16)	(.11)
Distributions from net realized gain	(1.66)	(.13)	(.09)	-	-
Total distributions	(2.40)	(.29)	(.19)	(.16)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.95	$ 23.61	$ 20.32	$ 17.30	$ 15.42
Total Return A, B	17.06%	17.81%	18.74%	13.32%	43.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.13%	1.14%	1.16%	1.15%
Expenses net of fee waivers, if any	1.09%	1.13%	1.14%	1.16%	1.15%
Expenses net of all reductions	1.07%	1.06%	1.07%	1.11%	1.11%
Net investment income (loss)	1.60%	1.51%	.77%	.55%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,871	$ 68,729	$ 49,373	$ 27,562	$ 7,072
Portfolio turnover rate E	62%	123%	92%	84%	99%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.42	.36	.02
Net realized and unrealized gain (loss)	3.41	3.29	2.88
Total from investment operations	3.83	3.65	2.90
Distributions from net investment income	(.81)	(.20)	-
Distributions from net realized gain	(1.66)	(.13)	-
Total distributions	(2.47)	(.33)	-
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 25.27	$ 23.91	$ 20.59
Total Return B, C, D	17.25%	17.94%	16.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.96%	1.01%	1.07% A
Expenses net of fee waivers, if any	.96%	1.01%	1.07% A
Expenses net of all reductions	.94%	.93%	1.00% A
Net investment income (loss)	1.74%	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 229,829	$ 122,018	$ 29,544
Portfolio turnover rate G	62%	123%	92%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 921,457,574
Unrealized depreciation	(111,223,450)
Net unrealized appreciation (depreciation)	810,234,124
Undistributed ordinary income	67,246,523
Undistributed long-term capital gain	280,615,280

Cost for federal income tax purposes	$ 2,889,051,096

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 111,357,133	$ 42,074,416
Long-term Capital Gains	225,173,068	-
Total	$ 336,530,201	$ 42,074,416

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,117,228,269 and $2,262,561,750, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of ..10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 371,771
Service Class 2	1,934,733
Service Class R	137,556
Service Class 2R	203,774
$ 2,647,834

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,145,790
Service Class	250,256
Service Class 2	519,669
Initial Class R	175,778
Service Class R	90,727
Service Class 2R	53,772
Investor Class R	327,562
$ 2,563,554

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $444 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,058,000	5.39%	$ 3,030

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,033 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,512,054.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $881,547 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $336.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 36% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent

Annual Report

10. Other - continued

Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2007	2006
From net investment income
Initial Class	$ 55,739,563	$ 14,091,669
Service Class	11,576,654	2,672,527
Service Class 2	22,633,556	3,822,324
Initial Class R	8,762,292	1,834,008
Service Class R	4,244,546	1,035,719
Service Class 2R	2,489,770	404,891
Investor Class R	5,910,752	387,994
Total	$ 111,357,133	$ 24,249,132
From net realized gain
Initial Class	$ 111,097,557	$ 9,796,346
Service Class	25,082,728	2,080,411
Service Class 2	49,162,218	3,312,681
Initial Class R	16,729,732	1,261,487
Service Class R	9,169,613	778,286
Service Class 2R	4,853,334	337,410
Investor Class R	9,077,886	258,663
Total	$ 225,173,068	$ 17,825,284

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Initial Class
Shares sold	8,581,542	8,304,320	$ 209,859,014	$ 179,677,212
Reinvestment of distributions	7,280,031	1,151,230	166,837,120	23,888,014
Shares redeemed	(16,452,957)	(16,836,811)	(401,808,271)	(368,119,935)
Net increase (decrease)	(591,384)	(7,381,261)	$ (25,112,137)	$ (164,554,709)
Service Class
Shares sold	1,382,854	1,974,850	$ 33,724,214	$ 42,447,696
Reinvestment of distributions	1,608,100	229,833	36,659,382	4,752,938
Shares redeemed	(3,627,586)	(3,102,957)	(88,845,433)	(67,340,790)
Net increase (decrease)	(636,632)	(898,274)	$ (18,461,837)	$ (20,140,156)
Service Class 2
Shares sold	4,978,892	7,511,166	$ 121,295,683	$ 162,864,891
Reinvestment of distributions	3,159,253	346,191	71,795,774	7,135,005
Shares redeemed	(5,039,553)	(2,840,731)	(122,533,831)	(60,833,342)
Net increase (decrease)	3,098,592	5,016,626	$ 70,557,626	$ 109,166,554
Initial Class R
Shares sold	1,573,581	2,772,603	$ 38,800,759	$ 60,021,525
Reinvestment of distributions	1,112,826	149,396	25,492,024	3,095,495
Shares redeemed	(1,840,544)	(1,817,333)	(44,022,123)	(39,551,862)
Net increase (decrease)	845,863	1,104,666	$ 20,270,660	$ 23,565,158

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2007	2006	2007	2006
Service Class R
Shares sold	794,023	1,190,213	$ 19,027,863	$ 25,640,889
Reinvestment of distributions	589,118	87,845	13,414,159	1,814,005
Shares redeemed	(1,643,900)	(1,290,192)	(39,376,291)	(28,107,366)
Net increase (decrease)	(260,759)	(12,134)	$ (6,934,269)	$ (652,472)
Service Class 2R
Shares sold	1,154,726	904,989	$ 28,069,168	$ 19,265,401
Reinvestment of distributions	324,060	36,227	7,343,104	742,301
Shares redeemed	(547,588)	(459,435)	(13,063,580)	(9,806,715)
Net increase (decrease)	931,198	481,781	$ 22,348,692	$ 10,200,987
Investor Class R
Shares sold	3,876,633	3,992,909	$ 95,023,834	$ 86,366,168
Reinvestment of distributions	648,994	31,194	14,988,638	646,657
Shares redeemed	(532,623)	(355,662)	(13,325,544)	(7,578,472)
Net increase (decrease)	3,993,004	3,668,441	$ 96,686,928	$ 79,434,353

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Overseas. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-
present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Overseas. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of VIP Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (59)

Year of Election or Appointment: 2001

Secretary of VIP Overseas. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Overseas. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Overseas. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Overseas. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class R	02/15/08	02/15/08	$2.46
Service Class R	02/15/08	02/15/08	$2.46
Service Class 2R	02/15/08	02/15/08	$2.46
Investor Class R	02/15/08	02/15/08	$2.46

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $280,904,298 or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	02/09/07	$.397	$.016
	12/28/07	$.506	$.048
Service Class R	02/09/07	$.373	$.016
	12/28/07	$.479	$.048
Service Class 2R	02/09/07	$.347	$.016
	12/28/07	$.454	$.048
Investor Class R	02/09/07	$.383	$.016
	12/28/07	$.486	$.048

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0208
1.781996.105

Fidelity® Variable Insurance Products:
Value Portfolio

Annual Report

December 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2007	Past 1 year	Past 5 years	Life of fundA
VIP Value - Initial Class	2.02%	13.13%	6.39%
VIP Value - Service ClassB	1.92%	13.00%	6.28%
VIP Value - Service Class 2 C	1.86%	12.85%	6.13%
VIP Value - Investor Class D	1.99%	13.07%	6.35%

A From May 9, 2001.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of VIP Value Portfolio

U.S. equity markets, as measured by the bellwether Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index, registered their fifth consecutive year of positive returns in 2007, as the Dow rose 8.88% and the S&P 500® index advanced 5.49%. The tech-heavy NASDAQ Composite® Index did even better, increasing 10.55%. However, credit- and recession-related concerns carved deeply into stock prices late in 2007, pushing some major market measures into negative territory for the year overall, particularly smaller-cap and value-oriented benchmarks. Based largely on a weak U.S. dollar that boosted returns for U.S. investors, the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - beat most domestic equity measures, gaining 11.33%. Several European countries had outstanding performance, including Finland and Germany, while Australia also did very well. However, fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while fears that Japanese financial companies would become embroiled in the U.S. subprime mortgage crisis contributed to a loss of more than 4% for the Japanese portion of the index. The emerging-markets stock asset class soared 39.78% according to the MSCI Emerging Markets index. The U.S. investment-grade bond market climbed 6.97% as measured by the Lehman Brothers® U.S. Aggregate Index, beating the 2.53% gain for the Merrill Lynch® U.S. High Yield Master II Constrained Index. The emerging-markets bond category shook off a sluggish first half of 2007 to finish the year with a respectable gain of 6.28% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, while the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - rose 13.05%.

For the 12 months that ended December 31, 2007, the fund beat the Russell 3000® Value Index, which returned -1.01%. (For specific portfolio performance results, please refer to the performance section of this report.) Although I was on a planned leave of absence from July through September of this period, I remained actively involved and in close contact with Matthew Friedman, who managed the fund in my absence. The fund's performance was fueled by underweighting financial stocks, with limited or no exposure to Citigroup, Bank of America, Merrill Lynch, Washington Mutual and Wachovia. Within energy, underweighting the sector overall was a negative, but good picks among energy services stocks - including National Oilwell Varco, Smith International, FMC Technologies and Cameron International - more than compensated. Further gains were generated in the health care equipment and services arena, including Baxter International and Medco Health Solutions, while drug manufacturer MGI Pharma generated gains when the company was acquired by a Japanese company. The fund no longer holds Medco. Elsewhere, construction and engineering firm Fluor in the industrials sector helped, as did an out-of-benchmark holding in glassmaker Owens-Illinois in materials. On the flip side, the fund's exposure to the consumer discretionary sector was a negative, particularly apparel manufacturer Liz Claiborne, retailer OfficeMax and pleasure boat manufacturer Brunswick. Within energy, not owning large, integrated oil companies such as Exxon Mobil, Chevron, Conoco Phillips and Occidental Petroleum hurt, as did underweighting the telecommunications area, including AT&T and Verizon. Lastly, overweighted investments in bond insurers MBIA and AMBAC Financial detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 to December 31, 2007
Initial Class
Actual	$ 1,000.00	$ 916.90	$ 3.58
HypotheticalA	$ 1,000.00	$ 1,021.48	$ 3.77
Service Class
Actual	$ 1,000.00	$ 916.90	$ 3.96
HypotheticalA	$ 1,000.00	$ 1,021.07	$ 4.18
Service Class 2
Actual	$ 1,000.00	$ 916.40	$ 4.78
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04
Investor Class
Actual	$ 1,000.00	$ 917.10	$ 4.11
HypotheticalA	$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.74%
Service Class	.82%
Service Class 2.99%
Investor Class	.85%

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Xerox Corp.	1.2	1.2
Owens-Illinois, Inc.	1.2	1.3
Avon Products, Inc.	1.1	1.0
Agilent Technologies, Inc.	1.0	1.0
Flextronics International Ltd.	1.0	0.8
Eastman Kodak Co.	1.0	0.9
The Brink's Co.	0.9	0.8
Royal Caribbean Cruises Ltd.	0.9	0.8
Allied Waste Industries, Inc.	0.9	0.8
National Semiconductor Corp.	0.9	0.9
	10.1
Top Five Market Sectors as of December 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.3	18.7
Consumer Discretionary	17.4	18.1
Financials	15.3	14.1
Energy	10.8	10.0
Industrials	9.2	10.1
Asset Allocation (% of fund's net assets)
As of December 31, 2007*		As of June 30, 2007**
	Stocks 97.6%		Stocks 97.3%
	Bonds 0.0%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	10.2%	** Foreign investments	8.7%

Annual Report

Investments December 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 17.4%
Auto Components - 0.3%
Gentex Corp.	13,740	$ 244,160
Modine Manufacturing Co.	689	11,375
The Goodyear Tire & Rubber Co. (a)	4,800	135,456
		390,991
Automobiles - 1.3%
Ford Motor Co. (a)	77,100	518,883
Nissan Motor Co. Ltd.	18,300	198,738
Renault SA	4,700	665,409
Winnebago Industries, Inc.	11,453	240,742
		1,623,772
Diversified Consumer Services - 0.5%
H&R Block, Inc.	29,100	540,387
Service Corp. International	8,400	118,020
		658,407
Hotels, Restaurants & Leisure - 1.9%
Brinker International, Inc.	21,800	426,408
Carnival Corp. unit	18,300	814,167
Royal Caribbean Cruises Ltd.	28,000	1,188,320
		2,428,895
Household Durables - 3.6%
Black & Decker Corp.	13,285	925,300
Centex Corp.	14,500	366,270
Ethan Allen Interiors, Inc.	14,843	423,026
KB Home	4,700	101,520
La-Z-Boy, Inc.	10,200	80,886
Leggett & Platt, Inc.	30,500	531,920
Newell Rubbermaid, Inc.	7,400	191,512
Samson Holding Ltd.	3,000	627
Sealy Corp., Inc. (d)	22,456	251,283
The Stanley Works	19,700	955,056
Whirlpool Corp.	8,600	702,018
		4,529,418
Leisure Equipment & Products - 2.1%
Brunswick Corp.	34,292	584,679
Eastman Kodak Co.	56,700	1,240,029
Mattel, Inc.	10,600	201,824
Polaris Industries, Inc.	12,400	592,348
		2,618,880
Media - 2.9%
Cinemark Holdings, Inc.	26,556	451,452
E.W. Scripps Co. Class A	22,406	1,008,494
Gannett Co., Inc.	14,700	573,300
Grupo Televisa SA de CV (CPO) sponsored ADR	2,600	61,802
Live Nation, Inc. (a)	10,500	152,460
Omnicom Group, Inc.	8,900	423,017
R.H. Donnelley Corp. (a)	14,800	539,904

	Shares	Value
Regal Entertainment Group Class A	22,764	$ 411,345
Valassis Communications, Inc. (a)	5,342	62,448
		3,684,222
Multiline Retail - 0.6%
Family Dollar Stores, Inc.	24,400	469,212
Sears Holdings Corp. (a)	3,159	322,376
		791,588
Specialty Retail - 3.6%
Advance Auto Parts, Inc.	3,300	125,367
AnnTaylor Stores Corp. (a)	12,917	330,159
Asbury Automotive Group, Inc.	12,714	191,346
AutoZone, Inc. (a)	4,400	527,604
Chico's FAS, Inc. (a)	8,500	76,755
Foot Locker, Inc.	10,300	140,698
Gap, Inc.	7,600	161,728
Group 1 Automotive, Inc.	9,432	224,010
OfficeMax, Inc.	26,674	551,085
PetSmart, Inc.	30,800	724,724
Select Comfort Corp. (a)	11,566	81,078
Staples, Inc.	21,143	487,769
The Children's Place Retail Stores, Inc. (a)	2,500	64,825
Williams-Sonoma, Inc.	29,500	764,050
		4,451,198
Textiles, Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	32,936	670,248
TOTAL CONSUMER DISCRETIONARY		21,847,619
CONSUMER STAPLES - 4.3%
Beverages - 0.4%
Cott Corp. (a)	22,900	150,969
SABMiller PLC	10,400	292,591
		443,560
Food & Staples Retailing - 1.6%
Rite Aid Corp. (a)	112,100	312,759
SUPERVALU, Inc.	14,900	559,048
Sysco Corp.	32,200	1,004,962
Winn-Dixie Stores, Inc. (a)	8,187	138,115
		2,014,884
Food Products - 0.9%
Bunge Ltd.	711	82,768
Cermaq ASA	8,000	111,142
Chiquita Brands International, Inc. (a)	5,900	108,501
Leroy Seafood Group ASA	7,200	145,736
Marine Harvest ASA (a)	321,000	206,144
Tyson Foods, Inc. Class A	31,600	484,428
		1,138,719
Household Products - 0.3%
Central Garden & Pet Co.	5,200	29,952
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Central Garden & Pet Co. Class A (non-vtg.) (a)	4,090	$ 21,922
Energizer Holdings, Inc. (a)	2,300	257,899
		309,773
Personal Products - 1.1%
Avon Products, Inc.	36,200	1,430,986
TOTAL CONSUMER STAPLES		5,337,922
ENERGY - 10.8%
Energy Equipment & Services - 4.5%
BJ Services Co.	11,300	274,138
Cameron International Corp. (a)	11,800	567,934
ENSCO International, Inc.	6,300	375,606
Exterran Holdings, Inc. (a)	528	43,190
FMC Technologies, Inc. (a)	8,725	494,708
National Oilwell Varco, Inc. (a)	14,728	1,081,919
Noble Corp.	6,100	344,711
Patterson-UTI Energy, Inc.	14,200	277,184
Smith International, Inc.	11,100	819,735
Transocean, Inc. (a)	4,324	618,981
Weatherford International Ltd. (a)	11,400	782,040
		5,680,146
Oil, Gas & Consumable Fuels - 6.3%
Arch Coal, Inc.	13,700	615,541
Boardwalk Pipeline Partners, LP	8,100	251,910
Cabot Oil & Gas Corp.	10,200	411,774
Canadian Natural Resources Ltd.	4,600	336,035
Cheniere Energy Partners LP	2,300	36,938
CONSOL Energy, Inc.	6,300	450,576
Copano Energy LLC	4,994	181,532
El Paso Pipeline Partners LP	5,800	145,290
Energy Transfer Equity LP	5,320	187,424
EOG Resources, Inc.	5,400	481,950
EXCO Resources, Inc. (a)	14,500	224,460
Foundation Coal Holdings, Inc.	15,500	813,750
Hess Corp.	5,300	534,558
Peabody Energy Corp.	6,500	400,660
Plains Exploration & Production Co. (a)	1,700	91,800
Southwestern Energy Co. (a)	1,700	94,724
Suncor Energy, Inc.	5,300	575,636
Ultra Petroleum Corp. (a)	6,100	436,150
Valero Energy Corp.	14,800	1,036,444
Williams Companies, Inc.	14,926	534,052
		7,841,204
TOTAL ENERGY		13,521,350

	Shares	Value
FINANCIALS - 15.0%
Capital Markets - 2.0%
Ares Capital Corp.	17,896	$ 261,818
Bank of New York Mellon Corp.	3,190	155,544
Bear Stearns Companies, Inc.	2,800	247,100
Janus Capital Group, Inc.	3,000	98,550
Legg Mason, Inc.	9,730	711,750
Lehman Brothers Holdings, Inc.	11,900	778,736
TD Ameritrade Holding Corp. (a)	13,300	266,798
		2,520,296
Commercial Banks - 2.3%
Appalachian Bancshares, Inc. (a)	546	5,422
Associated Banc-Corp.	7,351	199,139
Boston Private Financial Holdings, Inc.	4,600	124,568
Colonial Bancgroup, Inc.	11,018	149,184
PNC Financial Services Group, Inc.	2,200	144,430
Sterling Financial Corp., Washington	1,915	32,153
U.S. Bancorp, Delaware	18,000	571,320
UCBH Holdings, Inc.	19,449	275,398
UnionBanCal Corp.	8,200	401,062
Wachovia Corp.	12,700	482,981
Zions Bancorp	11,504	537,122
		2,922,779
Consumer Finance - 0.7%
Capital One Financial Corp.	12,500	590,750
Cash America International, Inc.	4,484	144,833
Discover Financial Services	10,686	161,145
		896,728
Diversified Financial Services - 1.2%
Bank of America Corp.	14,920	615,599
Deutsche Boerse AG	500	99,057
JPMorgan Chase & Co.	16,886	737,074
Maiden Holdings Ltd. (e)	4,900	39,200
		1,490,930
Insurance - 2.3%
AMBAC Financial Group, Inc. (d)	11,100	286,047
American International Group, Inc.	9,700	565,510
Marsh & McLennan Companies, Inc.	25,400	672,338
MBIA, Inc.	12,200	227,286
National Financial Partners Corp.	5,700	259,977
Principal Financial Group, Inc.	7,984	549,619
Willis Group Holdings Ltd.	9,700	368,309
		2,929,086
Real Estate Investment Trusts - 3.9%
Alexandria Real Estate Equities, Inc.	3,000	305,010
Annaly Capital Management, Inc.	16,400	298,152
British Land Co. PLC	3,300	61,960
Chimera Investment Corp.	6,600	118,008
Developers Diversified Realty Corp.	8,100	310,149
Digital Realty Trust, Inc.	8,108	311,104
General Growth Properties, Inc.	15,923	655,709
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
HCP, Inc.	16,000	$ 556,480
Highwoods Properties, Inc. (SBI)	7,870	231,221
Kimco Realty Corp.	9,000	327,600
Public Storage	7,100	521,211
Simon Property Group, Inc.	3,500	304,010
UDR, Inc.	15,354	304,777
Vornado Realty Trust	6,600	580,470
		4,885,861
Real Estate Management & Development - 0.7%
Brookfield Properties Corp.	15,400	296,450
CB Richard Ellis Group, Inc. Class A (a)	28,022	603,874
		900,324
Thrifts & Mortgage Finance - 1.9%
Countrywide Financial Corp.	23,900	213,666
Fannie Mae	18,000	719,640
Freddie Mac	16,200	551,934
Hudson City Bancorp, Inc.	28,700	431,074
New York Community Bancorp, Inc.	24,600	432,468
		2,348,782
TOTAL FINANCIALS		18,894,786
HEALTH CARE - 7.1%
Biotechnology - 0.7%
Amgen, Inc. (a)	8,600	399,384
Cephalon, Inc. (a)	6,200	444,912
Molecular Insight Pharmaceuticals, Inc.	1,100	9,966
		854,262
Health Care Equipment & Supplies - 1.6%
American Medical Systems Holdings, Inc. (a)	5,100	73,746
Baxter International, Inc.	4,800	278,640
Becton, Dickinson & Co.	9,100	760,578
C.R. Bard, Inc.	1,700	161,160
Covidien Ltd.	11,725	519,300
Hillenbrand Industries, Inc.	5,202	289,907
		2,083,331
Health Care Providers & Services - 2.7%
Brookdale Senior Living, Inc.	4,250	120,743
Community Health Systems, Inc. (a)	20,600	759,316
Emeritus Corp. (a)	3,010	75,702
Health Net, Inc. (a)	10,420	503,286
HealthSouth Corp. (a)	13,582	285,222
McKesson Corp.	14,700	962,997
Universal Health Services, Inc. Class B	14,200	727,040
		3,434,306
Health Care Technology - 0.4%
IMS Health, Inc.	19,680	453,427

	Shares	Value
Pharmaceuticals - 1.7%
Alpharma, Inc. Class A (a)	16,800	$ 338,520
Barr Pharmaceuticals, Inc. (a)	14,685	779,774
MGI Pharma, Inc. (a)	6,168	249,989
Schering-Plough Corp.	27,900	743,256
		2,111,539
TOTAL HEALTH CARE		8,936,865
INDUSTRIALS - 9.2%
Aerospace & Defense - 0.3%
Honeywell International, Inc.	6,600	406,362
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	12,300	869,856
Airlines - 0.1%
Delta Air Lines, Inc. (a)	11,300	168,257
Building Products - 0.6%
Masco Corp.	36,600	790,926
Commercial Services & Supplies - 2.6%
ACCO Brands Corp. (a)	20,395	327,136
Allied Waste Industries, Inc. (a)	106,678	1,175,592
R.R. Donnelley & Sons Co.	15,617	589,386
The Brink's Co.	20,100	1,200,774
		3,292,888
Construction & Engineering - 0.5%
Fluor Corp.	2,720	396,358
URS Corp. (a)	4,098	222,644
		619,002
Industrial Conglomerates - 0.2%
Tyco International Ltd.	5,625	223,031
Machinery - 2.5%
Albany International Corp. Class A	6,666	247,309
Briggs & Stratton Corp.	16,400	371,624
Bucyrus International, Inc. Class A	917	91,141
Eaton Corp.	1,500	145,425
Illinois Tool Works, Inc.	16,700	894,118
Ingersoll-Rand Co. Ltd. Class A	2,000	92,940
Navistar International Corp. (a)	4,000	216,800
Pentair, Inc.	20,200	703,162
Sulzer AG (Reg.)	204	299,709
Wabash National Corp.	7,900	60,751
		3,122,979
Road & Rail - 1.3%
Canadian National Railway Co.	5,300	248,850
Con-way, Inc.	15,450	641,793
CSX Corp.	1,000	43,980
Ryder System, Inc.	13,402	630,028
		1,564,651
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
Beacon Roofing Supply, Inc. (a)	7,699	$ 64,826
WESCO International, Inc. (a)	5,000	198,200
		263,026
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC	5,300	214,809
TOTAL INDUSTRIALS		11,535,787
INFORMATION TECHNOLOGY - 19.3%
Communications Equipment - 2.0%
Alcatel-Lucent SA sponsored ADR	69,621	509,626
Avocent Corp. (a)	8,729	203,473
Dycom Industries, Inc. (a)	24,600	655,590
Motorola, Inc.	50,000	802,000
Nortel Networks Corp. (a)	14,010	211,232
Powerwave Technologies, Inc. (a)	27,500	110,825
Telefonaktiebolaget LM Ericsson (B Shares)	31,000	72,385
		2,565,131
Computers & Peripherals - 2.2%
Diebold, Inc.	18,800	544,824
Intermec, Inc. (a)	33,262	675,551
NCR Corp. (a)	22,600	567,260
Network Appliance, Inc. (a)	21,185	528,778
Seagate Technology	12,000	306,000
Sun Microsystems, Inc. (a)	9,175	166,343
		2,788,756
Electronic Equipment & Instruments - 5.6%
Agilent Technologies, Inc. (a)	35,500	1,304,270
Arrow Electronics, Inc. (a)	27,200	1,068,416
Avnet, Inc. (a)	32,377	1,132,224
Cogent, Inc. (a)	700	7,805
Flextronics International Ltd. (a)	103,200	1,244,592
Ingram Micro, Inc. Class A (a)	14,900	268,796
Itron, Inc. (a)	3,116	299,043
Jabil Circuit, Inc.	32,265	492,687
Molex, Inc.	19,900	543,270
Tyco Electronics Ltd.	20,100	746,313
		7,107,416
Internet Software & Services - 1.2%
ValueClick, Inc. (a)	8,300	181,770
VeriSign, Inc. (a)	12,400	466,364
Yahoo!, Inc. (a)	36,200	842,012
		1,490,146
IT Services - 1.2%
NeuStar, Inc. Class A (a)	3,800	108,984
Perot Systems Corp. Class A (a)	7,342	99,117

	Shares	Value
The Western Union Co.	36,900	$ 895,932
Unisys Corp. (a)	79,500	376,035
		1,480,068
Office Electronics - 1.3%
Xerox Corp.	93,400	1,512,136
Zebra Technologies Corp. Class A (a)	2,100	72,870
		1,585,006
Semiconductors & Semiconductor Equipment - 4.5%
Advanced Micro Devices, Inc. (a)	34,300	257,250
Applied Materials, Inc.	36,000	639,360
ASML Holding NV (NY Shares) (a)	17,644	552,081
Atmel Corp. (a)	39,100	168,912
Fairchild Semiconductor International, Inc. (a)	71,500	1,031,745
Integrated Device Technology, Inc. (a)	26,400	298,584
Intersil Corp. Class A	13,700	335,376
LSI Corp. (a)	18,100	96,111
Maxim Integrated Products, Inc.	14,000	370,720
MKS Instruments, Inc. (a)	9,600	183,744
National Semiconductor Corp.	50,700	1,147,848
Standard Microsystems Corp. (a)	8,554	334,205
Varian Semiconductor Equipment Associates, Inc. (a)	5,951	220,187
		5,636,123
Software - 1.3%
Electronic Arts, Inc. (a)	12,394	723,934
Fair Isaac Corp.	5,300	170,395
Misys PLC	35,300	129,576
Parametric Technology Corp. (a)	8,600	153,510
Quest Software, Inc. (a)	7,345	135,442
Symantec Corp. (a)	19,600	316,344
		1,629,201
TOTAL INFORMATION TECHNOLOGY		24,281,847
MATERIALS - 3.4%
Chemicals - 1.0%
Albemarle Corp.	6,827	281,614
Arkema sponsored ADR (a)	1,400	92,400
Chemtura Corp.	68,400	533,520
Georgia Gulf Corp.	3,417	22,621
H.B. Fuller Co.	9,100	204,295
Rohm & Haas Co.	3,900	206,973
		1,341,423
Containers & Packaging - 1.2%
Owens-Illinois, Inc. (a)	30,052	1,487,574
Metals & Mining - 1.2%
Agnico-Eagle Mines Ltd.	1,500	82,160
Alcoa, Inc.	15,800	577,490
ArcelorMittal SA (NY Reg.) Class A	1,600	123,760
Barrick Gold Corp.	2,100	88,308
Compass Minerals International, Inc.	2,543	104,263
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Kinross Gold Corp. (a)	5,500	$ 101,303
Lihir Gold Ltd. (a)	27,033	85,478
Newcrest Mining Ltd.	4,593	133,162
Randgold Resources Ltd. sponsored ADR	2,834	105,226
Titanium Metals Corp.	3,100	81,995
		1,483,145
TOTAL MATERIALS		4,312,142
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	15,315	636,491
Cbeyond, Inc. (a)	1,300	50,687
Cincinnati Bell, Inc. (a)	38,318	182,011
Embarq Corp.	5,500	272,415
Qwest Communications International, Inc.	97,866	686,041
Verizon Communications, Inc.	13,800	602,922
		2,430,567
Wireless Telecommunication Services - 0.8%
Crown Castle International Corp. (a)	5,900	245,440
MTN Group Ltd.	7,400	138,122
Sprint Nextel Corp.	45,800	601,354
		984,916
TOTAL TELECOMMUNICATION SERVICES		3,415,483
UTILITIES - 8.0%
Electric Utilities - 4.8%
Allegheny Energy, Inc.	12,200	776,042
American Electric Power Co., Inc.	9,900	460,944
DPL, Inc.	16,919	501,648
Edison International	12,900	688,473
Entergy Corp.	8,300	992,016
FirstEnergy Corp.	6,400	462,976
FPL Group, Inc.	7,600	515,128
Great Plains Energy, Inc.	2,350	68,902
PPL Corp.	16,300	849,067
Reliant Energy, Inc. (a)	29,007	761,144
		6,076,340
Gas Utilities - 0.2%
Equitable Resources, Inc.	3,686	196,390
Independent Power Producers & Energy Traders - 1.7%
AES Corp. (a)	15,400	329,406
Constellation Energy Group, Inc.	8,400	861,252
NRG Energy, Inc. (a)	22,000	953,480
		2,144,138
Multi-Utilities - 1.3%
CMS Energy Corp.	11,100	192,918

	Shares	Value
Public Service Enterprise Group, Inc.	8,000	$ 785,920
Wisconsin Energy Corp.	12,288	598,548
		1,577,386
TOTAL UTILITIES		9,994,254
TOTAL COMMON STOCKS (Cost $127,831,770)		122,078,055
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.1%
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. 4.75%	1,600	79,968
Nonconvertible Preferred Stocks - 0.3%
FINANCIALS - 0.3%
Thrifts & Mortgage Finance - 0.3%
Fannie Mae Series S, 8.25%	3,586	90,547
Freddie Mac Series Z, 8.375%	13,330	348,580
		439,127
TOTAL PREFERRED STOCKS (Cost $481,246)		519,095
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 4.58% (b)	3,268,127	3,268,127
Fidelity Securities Lending Cash Central Fund, 4.65% (b)(c)	484,850	484,850
TOTAL MONEY MARKET FUNDS (Cost $3,752,977)		3,752,977
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $132,065,993)	126,350,127
NET OTHER ASSETS - (0.6)%	(715,208)
NET ASSETS - 100%	$ 125,634,919
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,200 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 183,808
Fidelity Securities Lending Cash Central Fund	5,770
Total	$ 189,578
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Canada	2.1%
Bermuda	1.7%
France	1.0%
Singapore	1.0%
Others (individually less than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2007

Assets
Investment in securities, at value (including securities loaned of $471,462) - See accompanying schedule: Unaffiliated issuers (cost $128,313,016)	$ 122,597,150
Fidelity Central Funds (cost $3,752,977)	3,752,977
Total Investments (cost $132,065,993)		$ 126,350,127
Foreign currency held at value (cost $199)		197
Receivable for investments sold		875,148
Receivable for fund shares sold		167,551
Dividends receivable		133,447
Distributions receivable from Fidelity Central Funds		9,418
Prepaid expenses		491
Other receivables		277
Total assets		127,536,656

Liabilities
Payable to custodian bank	$ 817
Payable for investments purchased	992,070
Payable for fund shares redeemed	297,245
Accrued management fee	58,656
Distribution fees payable	2,420
Other affiliated payables	16,890
Other payables and accrued expenses	48,789
Collateral on securities loaned, at value	484,850
Total liabilities		1,901,737

Net Assets		$ 125,634,919
Net Assets consist of:
Paid in capital		$ 127,908,146
Undistributed net investment income		5,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,436,771
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,715,851)
Net Assets		$ 125,634,919

Statement of Assets and Liabilities - continued

December 31, 2007

Initial Class: Net Asset Value, offering price and redemption price per share ($52,544,187 ÷ 4,010,040 shares)	$ 13.10

Service Class: Net Asset Value, offering price and redemption price per share ($957,678 ÷ 73,302 shares)	$ 13.06

Service Class 2: Net Asset Value, offering price and redemption price per share ($11,081,253 ÷ 854,570 shares)	$ 12.97

Investor Class: Net Asset Value, offering price and redemption price per share ($61,051,801 ÷ 4,664,153 shares)	$ 13.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2007

Investment Income
Dividends		$ 1,570,700
Interest		2,431
Income from Fidelity Central Funds		189,578
Total income		1,762,709

Expenses
Management fee	$ 675,874
Transfer agent fees	160,714
Distribution fees	28,700
Accounting and security lending fees	47,723
Custodian fees and expenses	47,342
Independent trustees' compensation	407
Audit	53,275
Legal	668
Miscellaneous	11,645
Total expenses before reductions	1,026,348
Expense reductions	(993)	1,025,355
Net investment income (loss)		737,354
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,462,143
Foreign currency transactions	676
Total net realized gain (loss)		7,462,819
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,713,019)
Assets and liabilities in foreign currencies	24
Total change in net unrealized appreciation (depreciation)		(8,712,995)
Net gain (loss)		(1,250,176)
Net increase (decrease) in net assets resulting from operations		$ (512,822)

Statement of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 737,354	$ 618,705
Net realized gain (loss)	7,462,819	6,463,690
Change in net unrealized appreciation (depreciation)	(8,712,995)	1,104,515
Net increase (decrease) in net assets resulting from operations	(512,822)	8,186,910
Distributions to shareholders from net investment income	(758,002)	(679,326)
Distributions to shareholders from net realized gain	(9,838,231)	(399,094)
Total distributions	(10,596,233)	(1,078,420)
Share transactions - net increase (decrease)	55,267,994	38,361,583
Total increase (decrease) in net assets	44,158,939	45,470,073

Net Assets
Beginning of period	81,475,980	36,005,907
End of period (including undistributed net investment income of $5,853 and distributions in excess of net investment income of $823, respectively)	$ 125,634,919	$ 81,475,980

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 12.63	$ 11.97	$ 10.86	$ 8.12
Income from Investment Operations
Net investment income (loss) C	.10	.16	.15	.14 F	.05
Net realized and unrealized gain (loss)	.22 G	1.70	.58	1.08	2.72
Total from investment operations	.32	1.86	.73	1.22	2.77
Distributions from net investment income	(.09)	(.13)	(.07)	(.11)	(.03)
Distributions from net realized gain	(1.41)	(.08)	-	-	-
Total distributions	(1.50) I	(.21)	(.07)	(.11)	(.03)
Net asset value, end of period	$ 13.10	$ 14.28	$ 12.63	$ 11.97	$ 10.86
Total Return A, B	2.02%	14.75%	6.09%	11.24%	34.16%
Ratios to Average Net Assets D, H
Expenses before reductions	.77%	.88%	1.19%	2.65%	4.32%
Expenses net of fee waivers, if any	.77%	.85%	.85%	1.00%	1.28%
Expenses net of all reductions	.77%	.84%	.78%	.95%	1.22%
Net investment income (loss)	.68%	1.16%	1.21%	1.26%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,544	$ 35,416	$ 18,478	$ 583	$ 413
Portfolio turnover rate E	52%	263%	181%	155%	164%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.50 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Service Class

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 12.60	$ 11.93	$ 10.84	$ 8.12
Income from Investment Operations
Net investment income (loss) C	.09	.14	.13	.13 F	.05
Net realized and unrealized gain (loss)	.21 G	1.69	.60	1.07	2.70
Total from investment operations	.30	1.83	.73	1.20	2.75
Distributions from net investment income	(.08)	(.11)	(.06)	(.11)	(.03)
Distributions from net realized gain	(1.41)	(.08)	-	-	-
Total distributions	(1.48) I	(.19)	(.06)	(.11)	(.03)
Net asset value, end of period	$ 13.06	$ 14.24	$ 12.60	$ 11.93	$ 10.84
Total Return A, B	1.92%	14.56%	6.08%	11.07%	33.91%
Ratios to Average Net Assets D, H
Expenses before reductions	.86%	.96%	1.60%	2.75%	4.35%
Expenses net of fee waivers, if any	.86%	.95%	.97%	1.10%	1.35%
Expenses net of all reductions	.86%	.94%	.90%	1.04%	1.29%
Net investment income (loss)	.60%	1.06%	1.09%	1.17%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 958	$ 1,017	$ 1,232	$ 1,225	$ 972
Portfolio turnover rate E	52%	263%	181%	155%	164%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.48 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.14	$ 12.53	$ 11.87	$ 10.80	$ 8.10
Income from Investment Operations
Net investment income (loss) C	.06	.12	.11	.11 F	.03
Net realized and unrealized gain (loss)	.23 G	1.67	.59	1.07	2.70
Total from investment operations	.29	1.79	.70	1.18	2.73
Distributions from net investment income	(.06)	(.10)	(.04)	(.11)	(.03)
Distributions from net realized gain	(1.41)	(.08)	-	-	-
Total distributions	(1.46) I	(.18)	(.04)	(.11)	(.03)
Net asset value, end of period	$ 12.97	$ 14.14	$ 12.53	$ 11.87	$ 10.80
Total Return A, B	1.86%	14.32%	5.92%	10.93%	33.75%
Ratios to Average Net Assets D, H
Expenses before reductions	1.02%	1.15%	1.76%	2.93%	4.50%
Expenses net of fee waivers, if any	1.02%	1.10%	1.11%	1.25%	1.51%
Expenses net of all reductions	1.02%	1.09%	1.05%	1.20%	1.45%
Net investment income (loss)	.43%	.91%	.94%	1.01%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,081	$ 7,803	$ 5,262	$ 3,575	$ 2,865
Portfolio turnover rate E	52%	263%	181%	155%	164%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.46 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Investor Class

Years ended December 31,	2007	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.26	$ 12.63	$ 12.23
Income from Investment Operations
Net investment income (loss) E	.08	.14	.06
Net realized and unrealized gain (loss)	.23 H	1.69	.40
Total from investment operations	.31	1.83	.46
Distributions from net investment income	(.08)	(.12)	(.06)
Distributions from net realized gain	(1.41)	(.08)	-
Total distributions	(1.48) K	(.20)	(.06)
Net asset value, end of period	$ 13.09	$ 14.26	$ 12.63
Total Return B, C, D	1.99%	14.49%	3.77%
Ratios to Average Net Assets F, J
Expenses before reductions	.88%	.99%	1.27% A
Expenses net of fee waivers, if any	.88%	.99%	1.00%A
Expenses net of all reductions	.88%	.98%	.93%A
Net investment income (loss)	.58%	1.01%	1.06%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,052	$ 37,239	$ 11,034
Portfolio turnover rate G	52%	263%	181%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $1.48 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2007

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies -continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,196,700
Unrealized depreciation	(16,968,291)
Net unrealized appreciation (depreciation)	(5,771,591)
Undistributed ordinary income	1,519,603
Undistributed long-term capital gain	1,978,767

Cost for federal income tax purposes	$ 132,121,718

The tax character of distributions paid was as follows:

	December 31, 2007	December 31, 2006
Ordinary Income	$ 8,807,066	$ 679,326
Long-term Capital Gains	1,789,167	399,094
Total	$ 10,596,233	$ 1,078,420

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of, other than short-term securities, aggregated $104,537,087 and $60,129,674, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,065
Service Class 2	27,635
$ 28,700

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 40,576
Service Class	718
Service Class 2	9,653
Investor Class	109,767
$ 160,714

Effective February 1, 2008, the Board of Trustees approved a decrease to Investor Class' asset-based fee from .18% to .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,248 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $217 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,770.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $903 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $73.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 11% of the total outstanding shares of the Fund. The VIP Freedom Funds were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund. FMR or its affiliates were the owners of record of 48% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2007	2006
From net investment income
Initial Class	$ 354,828	$ 318,535
Service Class	5,442	7,837
Service Class 2	48,475	54,899
Investor Class	349,257	298,055
Total	$ 758,002	$ 679,326
From net realized gain
Initial Class	$ 4,201,819	$ 178,524
Service Class	99,826	6,106
Service Class 2	854,017	40,164
Investor Class	4,682,569	174,300
Total	$ 9,838,231	$ 399,094

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2007	2006	2007	2006
Initial Class
Shares sold	2,350,969	1,717,374	$ 33,804,671	$ 23,109,773
Reinvestment of distributions	334,365	35,172	4,556,647	497,059
Shares redeemed	(1,155,992)	(734,411)	(16,669,767)	(9,841,607)
Net increase (decrease)	1,529,342	1,018,135	$ 21,691,551	$ 13,765,225
Service Class
Shares sold	1,391	4,080	$ 20,703	$ 54,164
Reinvestment of distributions	7,711	996	105,268	13,943
Shares redeemed	(7,243)	(31,433)	(102,690)	(416,806)
Net increase (decrease)	1,859	(26,357)	$ 23,281	$ (348,699)
Service Class 2
Shares sold	627,391	287,117	$ 8,911,215	$ 3,801,302
Reinvestment of distributions	66,948	6,799	902,492	95,063
Shares redeemed	(391,453)	(162,347)	(5,568,414)	(2,133,061)
Net increase (decrease)	302,886	131,569	$ 4,245,293	$ 1,763,304
Investor Class
Shares sold	2,580,718	2,184,810	$ 37,026,404	$ 29,121,152
Reinvestment of distributions	369,836	33,389	5,031,826	472,355
Shares redeemed	(897,132)	(481,144)	(12,750,361)	(6,411,754)
Net increase (decrease)	2,053,422	1,737,055	$ 29,307,869	$ 23,181,753

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 373 funds advised by FMR or an affiliate. Mr. Curvey oversees 368 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Variable Insurance Products Fund. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of VIP Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of VIP Value. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of VIP Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (59)

Year of Election or Appointment: 2001

Secretary of VIP Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of VIP Value. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present), and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of VIP Value. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Value Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/08/08	02/08/08	$0.37

Service Class	02/08/08	02/08/08	$0.37

Service Class 2	02/08/08	02/08/08	$0.37

Investor Class	02/08/08	02/08/08	$0.37

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2007, $2,256,858, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 5% and 27%; Service Class designates 5% and 28%; Service Class 2 designates 5% and 29%; and Investor Class designates 5% and 28%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class and Service Class ranked below its competitive median for 2006, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2006. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0208
1.768949.106

Item 2. Code of Ethics

As of the end of the period, December 31, 2007, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Equity-Income Portfolio	$90,000	$88,000
Growth Portfolio	$73,000	$74,000
High Income Portfolio	$71,000	$73,000
Overseas Portfolio	$63,000	$61,000
All funds in the Fidelity Group of Funds audited by PwC	$14,700,000	$13,900,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Value Portfolio (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Value Portfolio	$41,000	$34,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,500,000	$6,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Equity-Income Portfolio	$0	$0
Growth Portfolio	$0	$0
High Income Portfolio	$0	$0
Overseas Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Value Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Equity-Income Portfolio	$3,800	$3,600
Growth Portfolio	$2,900	$2,700
High Income Portfolio	$2,900	$2,700
Overseas Portfolio	$4,800	$4,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007A	2006A
Value Portfolio	$5,200	$4,500
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Equity-Income Portfolio	$9,200	$9,000
Growth Portfolio	$6,000	$7,200
High Income Portfolio	$2,100	$2,200
Overseas Portfolio	$3,400	$3,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A
Value Portfolio	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$215,000	$125,000
Deloitte Entities	$0	$0B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by PwC of $1,505,000A and $1,350,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$250,000	$160,000
Non-Covered Services	$1,255,000	$1,190,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by Deloitte Entities of $680,000A and $720,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A,B
Covered Services	$5,000	$5,000
Non-Covered Services	$675,000	$715,000
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	March 3, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	March 3, 2008